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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated July 25, 2002

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2002-H





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


                                TABLE OF CONTENTS



PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to the
                Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMIC.........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................
Section 2.09  Repurchase of Converted Mortgage Loans........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect
                of the Servicer.............................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
                Account; and Certificate Account............................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
                Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
                the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the Servicer
                to be Held for the Trustee..................................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing Statement;
                Financial Statements........................................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer......
Section 7.02  Merger or Consolidation of the Depositor or the Servicer......
Section 7.03  Limitation on Liability of the Depositor, the Servicer
                and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
                During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
                Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
                Certificates................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase by the Depositor or
                 Liquidation of All Mortgage Loans..........................
Section 10.02  Additional Termination Requirements..........................


                                    ARTICLE XI

                             MISCELLANEOUS PROVISIONS

Section 11.01  Amendment....................................................
Section 11.02  Recordation of Agreement.....................................
Section 11.03  Limitation on Rights of Certificateholders...................
Section 11.04  Governing Law................................................
Section 11.05  Notices......................................................
Section 11.06  Severability of Provisions...................................
Section 11.07  Certificates Nonassessable and Fully Paid....................
Section 11.08  Access to List of Certificateholders.........................
Section 11.09  Recharacterization...........................................



EXHIBITS
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Exhibit 1-A-1     -     Form of Face of Class 1-A-1 Certificate
Exhibit 1-A-2     -     Form of Face of Class 1-A-2 Certificate
Exhibit 1-A-R     -     Form of Face of Class 1-A-R Certificate
Exhibit 1-A-P     -     Form of Face of Class 1-A-P Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates
Exhibit D-1       Mortgage Loan Schedule (Loan Group 1)
Exhibit D-2       Mortgage Loan Schedule (Loan Group 2)
Exhibit E         Request for Release of Documents
Exhibit F         Form of Certification of Establishment of Account
Exhibit G-1       Form of Transferor's Certificate
Exhibit G-2A      Form 1 of Transferee's Certificate
Exhibit G-2B      Form 2 of Transferee's Certificate
Exhibit H         Form of Transferee Representation Letter for ERISA
                    Restricted Certificates
Exhibit I         Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J         Contents of Servicing File
Exhibit K         Form of Special Servicing Agreement
Exhibit L         List of Recordation States

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated July 25, 2002 is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").


                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class 1-A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

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                                                                    Integral
                 Initial Class                                      Multiples
                 Certificate      Pass-Through     Minimum          in Excess
Classes          Balance          Rate             Denomination     of Minimum
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Class 1-A-1     $210,000,000.00       (1)          $1,000               $1
Class 1-A-2      $105,682,000.0       (2)          $1,000               $1
Class 1-A-P          $76,650.00       (3)          $25,000              $1
Class 1-A-R             $100.00       (4)          $100                 N/A
Class 2-A-1       $52,398,000.0       (5)          $1,000               $1
Class B-1         $4,358,000.00       (6)          $25,000              $1
Class B-2         $3,032,000.00       (6)          $25,000              $1
Class B-3         $1,516,000.00       (6)          $25,000              $1
Class B-4           $568,000.00       (6)          $25,000              $1
Class B-5           $379,000.00       (6)          $25,000              $1
Class B-6           $947,946.00       (6)          $25,000              $1
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(1) For each Distribution Date occurring prior to and including the Distribution
Date in February 2007, interest will accrue on these Certificates at the rate of 4.428% per annum. For each Distribution Date after the Distribution Date in February 2007 and prior to the Distribution Date in July 2007, interest will accrue on these Certificates at a per annum rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus 0.19752%. For each Distribution Date occurring on and after the Distribution Date in July 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in February 2007, interest will accrue on these Certificates at the rate of 5.018% per annum. For each Distribution Date after the Distribution Date in February 2007 and prior to the Distribution Date in July 2007, interest will accrue on these Certificates at a per annum rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus 0.39248%. For each Distribution Date occurring on and after the Distribution Date in July 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(3) The Class 1-A-P Certificates will receive only distributions of principal until and including the Distribution Date in June 2007. For each Distribution Date after the Distribution Date in June 2007, interest will accrue on the Class 1-A-P Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring prior to and including the Distribution Date in February 2007, interest will accrue on these Certificates at the rate of 4.62552% per annum. For each Distribution Date after the Distribution Date in February 2007 and prior to the Distribution Date in July 2007, interest will accrue on these Certificates at a per annum rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in July 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to and including the Distribution Date in January 2007, interest will accrue on these Certificates at the rate of 5.024% per annum. For each Distribution Date occurring on and after the Distribution Date in February 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Stated Principal Balances of the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and (ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Net WAC: As to any Distribution Date and Loan Group 1, the fraction, expressed as a percentage, equal to (A) the sum of the product, for each Group 1 Mortgage Loan, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the Due Date of the month preceding the month of such Distribution Date divided by (B) the sum of the product, for each such Mortgage Loan, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the Due Date of the month preceding the month of such Distribution Date.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (Ratio Strip Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans in such Loan Group: the product of (i) the Ratio Strip Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus
(B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Aggregate Subordinate Percentage: As to any Distribution Date, the aggregate Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance (Non-Ratio Strip Portion) for both Loan Groups.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-D that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-D." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-P, Class 1-A-R, Class 2-A-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-P, Class 1-A-R and Class 2-A-1 Certificates.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: July 25, 2002.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 8-West, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: July 1, 2002.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $325,022,332.99 for Loan Group 1 and $53,935,363.32 for Loan Group 2.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate as of the Closing Date that is less than 4.62552% per annum. No Group 2 Mortgage Loan is a Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in August 2002 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch Ratings, or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Group: Either of Group 1 or Group 2.

            Group 1: The Group 1-A Certificates.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 2: The Group 2-A Certificates.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-R Certificates.

            Group 2-A Certificates: Class 2-A-1 Certificates.

            Group Subordinate Amount: With respect to any Distribution Date and any Loan Group, the excess of the Pool Stated Principal Balance (Non-Ratio Strip Portion) for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the related Group (other than the Class 1-A-P Certificates with respect to Group 1) immediately prior to such date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than with respect to the Class 1-A-P Certificates prior to the July 2007 Distribution Date), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than with respect to the Class 1-A-P Certificates), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan Group: Either of Loan Group 1 or Loan Group 2.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2:  The Group 2 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's:  Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated July 25, 2002, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Ratio Strip Percentage: As to any Discount Mortgage Loan and Loan group 1, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 4.62552%. As to any Group 1 Mortgage Loan that is not a Discount Mortgage Loan or any Group 2 Mortgage Loan, 100%.

            Non-Ratio Strip Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-Ratio Strip Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.70%
                       Class B-2               0.90%
                       Class B-3               0.50%
                       Class B-4               0.35%
                       Class B-5               0.25%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $10,800,946.00.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class 1-A-P Certificates prior to the July 2007 Distribution
Date), the per annum rate described in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments:  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and either "AAAm" or "AAA" by Fitch; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Pool Stated Principal Balance (Non-Ratio Strip Portion): As to any Distribution Date and Loan Group, the sum of the product for each Mortgage Loan of such Loan Group that was an Outstanding Mortgage Loan immediately following the Due Date in the month of such Distribution Date, of the Non-Ratio Strip Percentage of such Mortgage Loan multiplied by its Stated Principal Balance.

            Premium Mortgage Loan: A Group 1 Mortgage with a Net Mortgage Interest Rate that is equal to or greater than 4.62552% per annum. No Group 2 Mortgage Loan is a Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class 1-A-P Certificates are Principal-Only Certificates until the July 2007 Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Ratio Strip Deferred Amount: As to any Distribution Date, the aggregate of the Ratio Strip Percentage of each Realized Loss on the Mortgage Loans in Loan Group 1 to be allocated to the Class 1-A-P Certificates on such Distribution Date or previously allocated to the Class 1-A-P Certificates and not yet paid to the Holders of the Class 1-A-P Certificates pursuant to Section 5.02(a)(iii) and the amount (without duplication) of any reduction in the Class Certificate Balance of the Class 1-A-P Certificates pursuant to Section 5.03(b).

            Ratio Strip Percentage: As to any Discount Mortgage Loan and Loan Group 1, 100% minus the Non-Ratio Strip Percentage for such Discount Mortgage Loan. As to any Group 1 Mortgage Loan that is not a Discount Mortgage Loan or any group 2 Mortgage Loan, 0%.

            Ratio Strip Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Ratio Strip Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1 and for Loan Group 2, Group 2.

            Related Loan Group: For Group 1, Loan Group 1 and for Group 2, Loan Group 2.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate:  The Class 1-A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of the Related Group (other than the Class 1-A-P Certificates with respect to Group 1) immediately prior to such Distribution Date by the Pool Stated Principal Balance (Non-Ratio Strip Portion) of the such Loan Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Loan Group during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date and Loan Group occurring on or after the seventh year anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Total Senior Percentage exceeds the initial Total Senior Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 and Loan Group 2 for such Distribution Date will once again equal 100%,
(ii) on any Distribution Date before the Distribution Date occurring in August 2005, the Aggregate Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Aggregate Subordinate Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1 and the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2 plus 50% of the Subordinate Percentage for Loan Group 2 or (iii) on any Distribution Date occurring on or after the Distribution Date in August 2005, the Aggregate Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Aggregate Subordinate Percentage, in which case the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 and the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for either Loan Group will occur and the Senior Prepayment Percentage for both Loan Groups will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Loan Group, the sum of (i) the Senior Percentage for such Loan Group of the applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage for such Loan Group of the applicable Non-Ratio Strip Percentage of the amounts described in clauses
(e) and (f) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in either Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more, as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:


                                               Percentage of Original
Distribution Date Occurring In            Subordinate Certificate Balance
------------------------------            -------------------------------

August 2002 through July 2005                           20%
August 2005 through July 2010                           30%
August 2010 through July 2011                           35%
August 2011 through July 2012                           40%
August 2012 through July 2013                           45%
August 2013 and thereafter                              50%


            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Group 1 Mortgage Loan until and including the June 2007 Distribution Date, the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of 4.62552% and the Trustee Fee Rate; and with respect to each Group 2 Mortgage Loan until and including the January 2007 Distribution Date, the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of 5.024% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan. The Servicing Rate with respect to each Group 1 Mortgage Loan after the June 2007 Distribution Date and with respect to each Group 2 Mortgage Loan after the May 2007 Distribution Date will be 0.25% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law:  As defined in Section 6.02(e).

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Loan Group, 100% minus the Senior Percentage for such Loan Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Loan Group, 100% minus the Senior Prepayment Percentage for such Loan Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group, an amount equal to the sum of (i) the Subordinate Percentage for such Loan Group of the applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in this Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class 1-A-P Certificates) immediately prior to such Distribution Date by the aggregate Pool Stated Principal Balance (Non-Ratio Strip Portion) of both Loan Groups immediately prior to such Distribution Date.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0040% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Unscheduled Principal Amount: As to any Distribution Date, the applicable Non-Ratio Strip Percentage of the sum of (a) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (b) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01     Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-D, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E)   The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class 1-A-R Certificate) and the Classes of Class B Certificates as "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is August 25, 2032.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02      Subservicing; Enforcement of the Obligations of
                              Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03      Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04      Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05      Maintenance of Primary Mortgage Insurance Policy;
                              Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07      Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-D and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            Section 3.12      Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14      Realization Upon Defaulted Mortgage Loans;
                              REO Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15      Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17      Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18      Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20      Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21      Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22      Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01      Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02      Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates, paying priorities (i) through (iii) to each Group from the applicable Pool Distribution Amount and priorities (iv) and (v) from the remaining combined Pool Distribution Amounts, in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) concurrently to the Class A Certificates of such Group (other than the Class 1-A-P Certificates with respect to Group 1) and the Class 1-A-P Certificates with respect to Group 1, pro rata, based on their respective Senior Principal Distribution Amount and Ratio Strip Principal Amount, (A) to the Class A Certificates of such Group (other than the Class 1-A-P Certificates with respect to Group 1), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class 1-A-P Certificates with respect to Group 1 in an aggregate amount up to the applicable Ratio Strip Principal Amount;

            (iii) With respect to Group 1, to the Class 1-A-P Certificates, any Ratio Strip Deferred Amount, up to the Subordinate Principal Distribution Amounts for both Loan Groups for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below.

            (iv) to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) to the Holder of the Class 1-A-R Certificate, any remaining Pool Distribution Amounts.

            On any Distribution Date, amounts distributed in respect of the Ratio Strip Deferred Amount will not reduce the Class Certificate Balance of the Class 1-A-P Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            (b)(i)   With respect to the Class A Certificates of Group 1:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the Class 1-A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

                  second, concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (ii) With respect to the Class A Certificate of Group 2:

            On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 2-A-1 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior Certificates of a Group have been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts on the Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates (other than the Class 1-A-P Certificates with respect to Group 1) in accordance with the priorities set forth for the applicable Group in (i) or (ii) above, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Subordinate Percentage or (b) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more, as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50%. In addition, if on any Distribution Date the aggregate Class Certificate Balance of the Senior Certificates of a Group (but not the Class 1-A-P Certificates with respect to Group 1 and after giving effect to distributions to be made on such Distribution Date) is greater than the Pool Stated Principal Balance (Non-Ratio Strip Portion) of the related Loan Group (any such Group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to 5.02(a)(iv)(L), (H), (F), (D) and (B), in that order, will be paid as principal to the Senior Certificates of the Undercollateralized Group in accordance with the priorities set forth for the applicable Group above under (i) or (ii) until the aggregate Class Certificate Balance of the Senior Certificates of the Undercollateralized Group equals the Pool Stated Principal Balance (Non-Ratio Strip Portion) of the related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group including the Class 1-A-P Certificates with respect to Group 1 (after such Certificates begin to receive distributions of interest) prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to 5.02(a)(iv)(L), (H), (F), (D) and (B), in that order: such amount will be paid pro rata to the Senior Certificates, when applicable, of such Undercollateralized Group up to their Interest Distribution Amounts for such Distribution Date.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group (other than the Class 1-A-P Certificates with respect to Group 1) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class 1-A-P Certificates prior to the Distribution Date in July 2007) for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls and (B) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date. On each Distribution Date on and after the Senior Credit Support Depletion Date, Accrued Certificate Interest for each Class of Certificates of a Group for such Distribution Date also shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of any Realized Loss on a Mortgage Loan in the Related Loan Group allocable to interest.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) for both Loan Groups of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal Distribution Amounts will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and (B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in August 2013, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amounts, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                           Percentage
---------------------------                           ----------
August 2002 through July 2009                              0%
August 2009 through July 2010                             30%
August 2010 through July 2011                             40%
August 2011 through July 2012                             60%
August 2012 through July 2013                             80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amounts, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03      Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable Ratio Strip Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in Loan Group 1 shall be allocated to the Class 1-A-P Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-Ratio Strip Percentage of the principal portion of any Realized Loss with respect to a Mortgage Loan in a Loan Group shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates of the Related Group (other than the Class 1-A-P Certificates with respect to Group 1), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and the Ratio Strip Deferred Amount on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates of the Related Group in the aggregate (but not the Class Certificate Balance of the Class 1-A-P Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (but not the Class Certificate Balance of the Class 1-A-P Certificates with respect to Group 1) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Loan Group and Distribution Date and (ii) the Adjusted Pool Amount (Ratio Strip Portion) for such Loan Group and Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates of such Group (other than the Class 1-A-P Certificates with respect to Group 1) based on the Class Certificate Balances immediately prior to such Distribution Date.

            The Class Certificate Balance of the Class 1-A-P Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of such Class 1-A-P Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (Ratio Strip Portion) for the Loan Group 1 for such Distribution Date

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            Section 5.04      Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance and Pool Principal Balance (Non-Ratio Strip Portion) for the following Distribution Date;

            (vi) for each Group, the Senior Percentage and the Subordinate Percentage for the following Distribution Date and the Total Senior Percentage and Aggregate Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Loan Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date; and

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month or the Ratio Strip Deferred Amount for such Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05     Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2002, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04, 2.09 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits 1-A-1, 1-A-2, 1-A-P, 1-A-R, 2-A-1, B-1, B-2, B-3, B-4, B-5, B-6 and
C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-P and Class 1-A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-P Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class 1-A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02      Registration of Transfer and Exchange of
                              Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05   Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01      Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02      Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by Fitch and "A2" by Moody's or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than 10% of the aggregate Cut-Off Date Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Ratio Strip Deferred Amount with respect to the Class 1-A-P Certificates, and (II) as to the Class 1-A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02     Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By the acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 8-West, New York, New York 10286, Attention:
Residential Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn:
Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                    By:
                                       -----------------------------------------
                                       Name:  Judy Lowman
                                       Title:    Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       -----------------------------------------
                                       Name: Robert J. DeBenedet
                                       Title:    Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )


            On the 25th day of July, 2002, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                       Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        ss.:
COUNTY OF MECKLENBURG   )


            On the 25th day of July, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Judy Lowman, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        ss.:
COUNTY OF MECKLENBURG   )


            On the 25th day of July, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.




                                         ---------------------------------------
                                                      Notary Public


[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $210,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H QX 9

ISIN No.:                     US06050HQX97

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in February 2007, interest will accrue at a per annum rate equal to 4.428%. For each Distribution Date occurring after the Distribution Date in February 2007 and prior to the Distribution Date in July 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus 0.19752%. For each Distribution Date occurring on and after the Distribution Date in July 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $105,682,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H QY 7

ISIN No.:                     US06050HQY70

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in February 2007, interest will accrue at a per annum rate equal to 5.018%. For each Distribution Date occurring after the Distribution Date in February 2007 and prior to the Distribution Date in July 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus 0.39248%. For each Distribution Date occurring on and after the Distribution Date in July 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT 1-A-P

                    [FORM OF FACE OF CLASS 1-A-P CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-P

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-P

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $76,650.00

Pass-Through Rate:            Principal Only/Variable

CUSIP No.:                    06050H QZ 4

ISIN No.:                     US06050HQZ46

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance of this Certificate at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 1-A-P Certificate represents the right to receive principal only prior to and including the Distribution Date in June 2007. After the June 2007 Distribution Date, interest will accrue on the Class 1-A-P Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RA 8

ISIN No.:                     US06050HRA85

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in February 2007, interest will accrue at a per annum rate equal to 4.62552%. For each Distribution Date occurring after the Distribution Date in February 2007 and prior to the Distribution Date in July 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in July 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution
Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected;
(v) this Class 1-A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 2-A-1

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $52,398,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RB 6

ISIN No.:                     US06050HRB68

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in January 2007, interest will accrue at a per annum rate equal to 5.024%. For each Distribution Date occurring on and after February 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-1

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-1

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,358,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RC 4

ISIN No.:                     US06050HRC42

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on this Certificate as of any Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to and including the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and
(ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-2

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,032,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RD 2

ISIN No.:                     US06050HRD25

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on this Certificate as of any Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to and including the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and
(ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-3

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,516,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RE 0

ISIN No.:                     US06050HRE08

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on this Certificate as of any Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to and including the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and
(ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-4

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $568,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RF 7

ISIN No.:                     US06050HRF72

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on this Certificate as of any Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to and including the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and
(ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-5

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $379,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RG 5

ISIN No.:                     US06050HRG55

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on this Certificate as of any Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to and including the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and
(ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-H
                                    Class B-6

evidencing an interest in a Trust consisting primarily of two loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 July 1, 2002

First Distribution Date:      August 26, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $947,946.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H RH 3

ISIN No.:                     US06050HRH39

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated July 25, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on this Certificate as of any Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, the Adjusted Net WAC of the Group 1 Mortgage Loans prior to and including the Distribution Date in June 2007 and on and after the Distribution Date in July 2007, the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and
(ii) with respect to Loan Group 2, the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balances of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate Cut-Off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    THE BANK OF NEW YORK,
                                    as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    --------------------------------------------
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS


      The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ___________________, account number ________________________, or, if mailed by check, to _____________________________________________________
______________________.  Applicable statements should be mailed to _____________
____________________________________.

      This information is provided by _________________, the assignee named above, or, as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 1:  5/1 LIBOR
MORTGAGE SCHEDULE


       LOAN                     ZIP        PROPERTY                               LOAN                  DOC          ORIGINAL
      NUMBER          STATE    CODE          TYPE           OCCUPANCY            PURPOSE                TYPE           LTV
-------------------------------------------------------------------------------------------------------------------------------
    6002677612         DC      20002     Single Family       Primary       Cash-out Refinance         Standard        71.47
    6003925051         FL      33133     Single Family       Primary            Purchase              Reduced         47.63
    6004345416         AZ      85251     Single Family       Primary            Purchase              Reduced         80.00
    6005132888         IL      60622     Single Family       Primary            Refinance              Rapid          60.00
    6005931701         WA      98199     Single Family       Primary            Purchase               Rapid          80.00
    6010962741         CA      94114      Condominium        Primary            Purchase              Reduced         80.00
    6011589980         CA      95135     Single Family       Primary            Refinance             Standard        78.99
    6012761026         CA      95120     Single Family       Primary            Purchase              Standard        55.92
    6015293316         VA      23185          PUD            Primary            Purchase              Standard        80.00
    6015682336         CA      94947     Single Family       Primary            Refinance             Reduced         68.69
    6016880186         VA      23430          PUD            Primary            Purchase              Reduced         58.49
    6019364725         CA      94040     Single Family       Primary            Refinance             Reduced         53.54
    6019602660         NV      89109    High-Rise Condo     Secondary           Purchase              Reduced         69.99
    6021656761         CA      94002     Single Family       Primary            Purchase              Reduced         75.00
    6022250572         CA      95008     Single Family       Primary            Refinance             Standard        77.84
    6026539053         CA      92064     Single Family       Primary            Purchase              Standard        75.00
    6026650439         CA      90266     Single Family       Primary            Refinance             Reduced         21.48
    6027541280         CA      94087     Single Family       Primary            Refinance              Rapid          77.37
    6031483800         CA      94595     Single Family       Primary            Refinance             Reduced         58.00
    6032767193         CA      91377          PUD            Primary            Purchase              Standard        80.00
    6033638625         CA      95138          PUD            Primary            Refinance             Reduced         59.91
    6034731536         CA      94086     Single Family       Primary            Refinance              Rapid          78.36
    6036905286         HI      96740     Single Family      Secondary           Purchase              Reduced         80.00
    6037967715         CA      93103          PUD           Secondary           Purchase              Reduced         74.19
    6041264182         CA      94025     Single Family       Primary            Refinance             Reduced         29.15
    6043884565         CA      92612      Condominium        Primary            Refinance             Standard        79.68
    6044284377         CA      90266     Single Family       Primary            Purchase              Standard        80.00
    6045208805         CA      94563     Single Family       Primary            Refinance              Rapid          66.66
    6045324578         IL      60613     Single Family       Primary            Refinance              Rapid          67.53
    6054175390         CA      92675     Single Family       Primary            Purchase               Rapid          75.00
    6055361551         CA      94025     Single Family       Primary       Cash-out Refinance         Standard        70.00
    6056462739         CA      94555     Single Family       Primary            Purchase              Standard        80.00
    6056536037         CA      94118      Condominium       Secondary           Refinance              Rapid          68.96
    6057191519         IL      60564     Single Family       Primary            Purchase              Standard        79.96
    6058205664         CA      95120     Single Family       Primary            Refinance              Rapid          76.82
    6058299162         CA      90019     Single Family       Primary            Refinance              Rapid          67.00
    6058951077         CA      95035     Single Family       Primary            Purchase               Rapid          80.00
    6062448862         CA      95120     Single Family       Primary       Cash-out Refinance          Rapid          69.95
    6065213834         CA      94114      Condominium        Primary            Purchase              Reduced         73.33
    6066975357         CA      95135     Single Family       Primary            Refinance              Rapid          77.07
    6068129508         CA      94939     Single Family       Primary            Refinance             Reduced         52.07
    6068902185         CA      95003     Single Family       Primary            Refinance             Reduced         25.90
    6070791154         CA      95138     Single Family       Primary            Refinance              Rapid          46.38
    6072291997         VA      22066     Single Family       Primary            Purchase               Rapid          80.00
    6072349779         CA      94104    High-Rise Condo      Primary            Refinance              Rapid          68.75
    6073090109         CA      95014     Single Family       Primary            Refinance              Rapid          79.53
    6073478049         CA      94544     Single Family       Primary            Refinance              Rapid          69.95
    6075702727         CA      94123      Condominium        Primary            Purchase               Rapid          78.94
    6075839925         CA      95062     Single Family       Primary            Purchase               Rapid          80.00
    6076918041         CA      94062     Single Family       Primary            Refinance              Rapid          76.68
    6078605794         CA      95119     Single Family       Primary            Refinance              Rapid          79.80
    6080254474         CA      95827     Single Family       Primary            Refinance              Rapid          69.60
    6080488239         CA      95008     Single Family       Primary            Refinance             Reduced         66.87
    6080548461         IL      60523     Single Family       Primary            Refinance              Rapid          63.95
    6084885240         CA      95120          PUD            Primary            Refinance              Rapid          54.37
    6085673009         AZ      85086          PUD            Primary            Purchase               Rapid          80.00
    6085779343         CA      95131      Condominium        Primary            Purchase               Rapid          80.00
    6086358428         NC      27959     Single Family      Secondary      Cash-out Refinance          Rapid          50.00
    6087984875         CA      90266     Single Family       Primary       Cash-out Refinance          Rapid          65.18
    6093024294         MD      20871     Single Family       Primary       Cash-out Refinance          Rapid          80.00
    6093363304         CA      90266     Single Family       Primary            Refinance              Rapid          77.37
    6094928279         FL      33418          PUD            Primary            Refinance             Reduced         69.49
    6095051949         CA      94507          PUD            Primary            Refinance             Standard        64.43
    6095056385         CA      94539          PUD            Primary            Purchase               Rapid          80.00
    6095607823         CA      92649     Single Family       Primary            Refinance              Rapid          75.00
    6096858045         CA      93921     Single Family      Secondary           Refinance          All Ready Home     24.00
    6099191196         CA      92677          PUD            Primary            Refinance             Reduced         52.47
    6099708163         WY      83001     Single Family      Secondary           Purchase              Reduced         80.00
    6100709598         AZ      85255          PUD            Primary       Cash-out Refinance         Standard        57.14
    6102598676         CA      95020     Single Family       Primary            Purchase               Rapid          79.99
    6103819519         CA      94022     Single Family       Primary            Purchase              Standard        76.53
    6105457433         CA      93401     Single Family       Primary            Purchase              Reduced         80.00
    6106489781         CA      95409     Single Family       Primary            Purchase              Reduced         80.00
    6106713875         CA      90503     Single Family       Primary            Purchase              Standard        80.00
    6106896357         TX      75002     Single Family       Primary            Refinance              Rapid          79.38
    6107604214         CA      90036     Single Family       Primary            Purchase              Standard        80.00
    6117063799         CA      94608      Two Family         Primary            Purchase              Standard        80.00
    6118230603         MD      20815     Single Family       Primary            Purchase               Rapid          80.00
    6119045166         CA      94583          PUD            Primary            Refinance              Rapid          68.67
    6119286034         MN      55372     Single Family       Primary            Refinance              Rapid          80.00
    6121118076         TX      75147     Single Family      Secondary           Refinance              Rapid          61.69
    6123537141         CA      94070     Single Family       Primary            Refinance             Standard        75.00
    6125574142         CA      92037     Single Family       Primary       Cash-out Refinance          Rapid          37.83
    6127833280         CA      95125     Single Family       Primary            Purchase               Rapid          57.69
    6128526156         CA      95120     Single Family       Primary            Refinance              Rapid          78.08
    6130526822         CA      94303     Single Family       Primary            Refinance             Standard        61.34
    6132132736         CA      92657          PUD            Primary            Refinance              Rapid          73.33
    6132685634         CA      94133      Condominium        Primary            Purchase              Standard        79.99
    6135825765         IA      50325     Single Family       Primary            Purchase              Standard        95.00
    6135830831         CA      94552          PUD            Primary            Purchase               Rapid          62.11
    6139589458         SC      29420          PUD            Primary            Refinance             Reduced         71.81
    6140056158         IL      60043     Single Family       Primary            Refinance              Rapid          70.00
    6140365880         CA      92625      Condominium        Primary            Purchase              Standard        80.00
    6140657559         CA      94539     Single Family       Primary            Refinance              Rapid          70.49
    6141142973         CA      94566          PUD            Primary            Refinance             Reduced         48.82
    6149341916         CA      94044     Single Family       Primary            Refinance              Rapid          79.06
    6151367585         CA      94087     Single Family       Primary            Refinance              Rapid          80.00
    6151592521         CA      95829     Single Family       Primary            Refinance             Standard        62.80
    6154251463         CA      92027     Single Family       Primary            Refinance             Reduced         67.40
    6155383968         CA      93950     Single Family       Primary            Purchase               Rapid          67.48
    6157043727         CA      90266     Single Family       Primary       Cash-out Refinance          Rapid          62.96
    6157122091         CA      95133     Single Family       Primary            Purchase               Rapid          70.00
    6158557022         MA      02460     Single Family       Primary            Purchase               Rapid          52.94
    6160093719         CA      95123     Single Family       Primary            Refinance              Rapid          79.79
    6160703101         CA      95132     Single Family       Primary            Refinance              Rapid          76.92
    6161446502         CA      93103     Single Family       Primary            Refinance              Rapid          58.05
    6162091380         CA      94024     Single Family       Primary            Refinance             Reduced         40.54
    6163023135         CA      94131     Single Family       Primary            Refinance             Reduced         75.80
    6164054808         CA      95020     Single Family       Primary       Cash-out Refinance         Standard        67.24
    6166645751         TX      75230          PUD            Primary            Purchase              Standard        80.00
    6167616181         CA      94117      Condominium        Primary            Purchase               Rapid          80.00
    6169187157         CA      94022     Single Family       Primary            Refinance          All Ready Home     18.54
    6171273284         CA      95073     Single Family       Primary            Refinance             Standard        64.42
    6175993226         CA      92028     Single Family       Primary       Cash-out Refinance         Standard        80.00
    6179204588         CA      94583          PUD            Primary            Refinance              Rapid          61.14
    6180452846         CA      94558     Single Family       Primary            Purchase              Reduced         95.00
    6181486454         CA      92807          PUD            Primary            Refinance             Standard        53.83
    6181604288         CA      92679          PUD            Primary            Purchase               Rapid          80.00
    6183512067         IL      61525     Single Family       Primary       Cash-out Refinance          Rapid          74.46
    6184337126         WA      98275     Single Family       Primary            Purchase              Standard        95.00
    6185579320         CA      92037      Condominium       Secondary           Purchase              Reduced         44.18
    6187554362         CA      92660          PUD            Primary            Refinance             Standard        50.00
    6190959723         CA      95014     Single Family       Primary            Refinance              Rapid          69.98
    6194301351         AZ      85262          PUD            Investor           Purchase              Standard        35.80
    6195549339         TX      78258          PUD            Primary            Refinance             Standard        80.00
    6195663882         CA      90503          PUD            Primary            Purchase              Reduced         79.97
    6196195397         CA      94010     Three Family        Primary       Cash-out Refinance         Standard        70.00
    6196670597         GA      30080          PUD            Primary            Purchase              Reduced         75.47
    6199164119         CA      94513     Single Family       Primary            Purchase              Standard        86.92
    6202339955         CA      94306          PUD            Primary       Cash-out Refinance          Rapid          64.54
    6203399065         CA      91602     Single Family       Primary            Refinance          All Ready Home     48.95
    6203459422         CA      95008     Single Family       Primary            Purchase               Rapid          80.00
    6204005273         CA      95758     Single Family       Primary            Purchase              Reduced         80.00
    6204557893         IL      60091     Single Family       Primary            Refinance              Rapid          74.85
    6206471655         CA      91364     Single Family       Primary       Cash-out Refinance         Standard        65.45
    6206750009         CA      91604     Single Family       Primary            Purchase               Rapid          80.00
    6207217131         GA      31024     Single Family      Secondary           Refinance             Reduced         56.62
    6211024093         CA      92211          PUD            Primary            Purchase               Rapid          80.00
    6212861600         CA      95070     Single Family       Primary            Refinance              Rapid          24.27
    6217811741         SC      29483     Single Family       Primary            Purchase              Standard        80.00
    6220326158         CA      94538     Single Family       Primary            Refinance             Reduced         80.00
    6220461088         CA      94086      Condominium        Primary            Purchase               Rapid          80.00
    6222060912         CO      80301     Single Family       Primary            Refinance             Standard        61.96
    6227144695         CA      95126     Single Family       Primary       Cash-out Refinance         Standard        80.00
    6230840032         CA      96150     Single Family      Secondary           Refinance              Rapid          50.71
    6231295483         IL      60126     Single Family       Primary            Refinance              Rapid          56.66
    6233880951         CA      92630          PUD            Primary            Purchase              Standard        80.00
    6237921272         MD      21146     Single Family       Primary            Refinance             Reduced         70.26
    6238513805         CA      94086      Condominium        Primary            Purchase               Rapid          80.00
    6241563367         WA      98033      Condominium        Primary            Purchase               Rapid          64.60
    6249987170         CA      91001     Single Family       Primary       Cash-out Refinance         Standard        70.00
    6251453046         CA      94303     Single Family       Primary            Purchase              Standard        89.98
    6253665480         CA      94123      Condominium        Primary            Refinance              Rapid          47.04
    6253798596         CA      94015     Single Family       Primary       Cash-out Refinance         Reduced         58.18
    6257553088         MD      20850          PUD            Primary            Purchase               Rapid          80.00
    6257917259         CA      94611          PUD            Investor           Purchase              Standard        80.00
    6258815635         CA      94080          PUD            Primary            Purchase               Rapid          80.00
    6259502604         CA      94025     Single Family       Primary       Cash-out Refinance         Standard        32.00
    6260456634         CA      94539     Single Family       Primary            Purchase               Rapid          80.00
    6262333906         AZ      85253     Single Family       Primary            Purchase              Standard        80.00
    6262439208         CA      95827     Single Family       Primary            Refinance              Rapid          68.92
    6262954198         CO      80138     Single Family       Primary       Cash-out Refinance         Standard        80.00
    6262980318         SC      29585          PUD            Primary            Refinance             Reduced         47.96
    6263861277         CA      94555     Single Family       Primary            Purchase               Rapid          80.00
    6264248581         CA      94401     Single Family       Primary            Refinance             Reduced         79.83
    6264923597         CA      93923     Single Family      Secondary           Refinance             Reduced         46.51
    6265969706         CA      92651          PUD            Primary            Refinance              Rapid          19.00
    6266751665         CA      94587     Single Family       Primary            Purchase              Standard        80.00
    6266927075         CA      95003     Single Family       Primary            Refinance             Reduced         60.89
    6268485734         CA      95032     Single Family       Primary       Cash-out Refinance          Rapid          57.37
    6269136732         CA      94949     Single Family       Investor           Refinance             Standard        50.00
    6270585117         CA      95060     Single Family       Primary       Cash-out Refinance          Rapid          38.33
    6271918267         CA      95014     Single Family       Primary       Cash-out Refinance         Standard        60.52
    6273559978         CA      91602     Single Family       Primary            Refinance             Standard        80.00
    6276693642         CA      92692          PUD            Primary            Refinance              Rapid          67.41
    6276750681         CA      93924     Single Family       Primary            Purchase               Rapid          68.05
    6277257249         CA      94065      Condominium        Primary            Purchase               Rapid          80.00
    6277826357         CA      91214     Single Family       Primary            Purchase               Rapid          76.74
    6279396011         CA      92679          PUD            Primary            Purchase              Reduced         80.00
    6279562513         VT      05452     Single Family       Primary            Purchase               Rapid          80.00
    6280220127         IL      60047          PUD            Primary            Refinance              Rapid          60.85
    6281202074         CA      94107      Condominium        Primary            Purchase               Rapid          54.67
    6281392156         CA      94954     Single Family       Primary            Purchase              Standard        80.00
    6282948980         CA      94109      Condominium        Primary            Purchase              Reduced         80.00
    6282969929         CA      94598          PUD            Primary            Purchase               Rapid          80.00
    6285246093         CA      91354          PUD            Primary            Purchase               Rapid          79.99
    6285826837         CA      92625     Single Family       Primary            Refinance          All Ready Home     38.29
    6289480003         CA      94560     Single Family       Primary            Purchase              Standard        95.00
    6291456439         DC      20009     Single Family       Primary            Refinance             Standard        77.60
    6294262982         CA      92694          PUD            Primary            Purchase               Rapid          79.99
    6294787723         CA      94941     Single Family       Primary            Purchase               Rapid          38.46
    6295342940         FL      33140    High-Rise Condo      Primary            Purchase              Reduced         80.00
    6296814160         CA      95035          PUD            Primary            Purchase              Standard        80.00
    6300619589         CA      95135     Single Family       Primary            Purchase              Reduced         80.00
    6302012981         CA      94549     Single Family       Primary            Refinance              Rapid          75.38
    6302595431         CA      94122     Single Family       Primary            Purchase               Rapid          80.00
    6306093441         CA      94566     Single Family       Primary            Purchase               Rapid          75.00
    6306913200         CA      92808          PUD            Primary            Purchase              Standard        89.99
    6309202569         GA      30076          PUD            Primary            Refinance             Reduced         66.84
    6309793088         CA      93901     Single Family       Primary            Purchase              Standard        90.00
    6310723546         FL      34108    High-Rise Condo     Secondary           Purchase               Rapid          80.00
    6310935959         CA      94611     Single Family       Primary       Cash-out Refinance         Reduced         40.00
    6318059802         CA      92663     Single Family       Primary       Cash-out Refinance          Rapid          46.66
    6321439504         CA      94133      Condominium        Primary            Purchase               Rapid          80.00
    6321964402         CA      93013     Single Family       Investor           Purchase              Standard        75.00
    6322760098         CA      94560          PUD            Primary            Refinance             Standard        62.06
    6325561196         CA      94303     Single Family       Primary            Purchase              Standard        46.78
    6326085211         CA      90272     Single Family       Primary            Purchase               Rapid          80.00
    6326095178         CA      94087     Single Family       Primary            Refinance             Reduced         50.00
    6326541262         FL      32547          PUD            Primary            Refinance             Reduced         80.00
    6328762718         CA      94555          PUD            Primary            Refinance              Rapid          79.76
    6335001977         CO      80127          PUD            Primary            Refinance             Reduced         75.54
    6335333370         KS      66205     Single Family       Primary            Purchase              Reduced         77.01
    6335646185         CA      90807     Single Family       Primary            Purchase              Reduced         80.00
    6335829799         CA      95014          PUD            Primary            Purchase               Rapid          79.96
    6336026742         CA      94061     Single Family       Primary            Refinance              Rapid          51.90
    6336139685         IN      46240     Single Family       Primary            Refinance             Standard        71.38
    6336580698         CA      94707     Single Family       Primary            Purchase               Rapid          80.00
    6336584351         CA      94595      Condominium        Primary            Purchase               Rapid          74.07
    6338607382         CA      94609     Single Family       Primary            Purchase              Standard        80.00
    6342216725         CA      92715          PUD            Primary            Refinance              Rapid          69.30
    6346889816         CA      94618     Single Family       Primary            Purchase               Rapid          80.00
    6346994277         CA      94941      Condominium        Primary            Purchase               Rapid          80.00
    6347181700         VA      22015     Single Family       Primary            Purchase              Standard        80.00
    6352654088         CA      94536          PUD            Primary            Purchase               Rapid          80.00
    6354309129         CA      94025     Single Family       Primary       Cash-out Refinance         Reduced         31.25
    6354788538         CO      81657     Single Family      Secondary           Refinance              Rapid          61.58
    6355855096         FL      33761     Single Family       Primary            Refinance             Reduced         76.34
    6356030277         CA      95035      Condominium        Primary            Purchase              Standard        80.00
    6357838561         CA      94566          PUD            Primary            Refinance             Standard        39.76
    6359029789         CA      95136     Single Family       Primary            Purchase              Standard        80.00
    6359582258         CA      92110     Single Family       Primary       Cash-out Refinance         Standard        74.71
    6359969745         CA      95132     Single Family       Primary            Purchase              Standard        78.72
    6360116328         CA      94539     Single Family       Primary            Purchase               Rapid          79.20
    6362763770         NM      87506     Single Family       Primary            Refinance             Standard        67.47
    6365816823         CA      95070     Single Family       Primary            Refinance              Rapid          57.07
    6368148182         CA      94597          PUD            Primary            Purchase              Reduced         80.00
    6368817125         CA      94618     Single Family       Primary            Refinance              Rapid          78.94
    6368819287         CA      94587     Single Family       Primary       Cash-out Refinance          Rapid          80.00
    6370612282         CA      93067     Single Family       Primary       Cash-out Refinance         Reduced         61.68
    6370919638         CA      95129     Single Family       Primary            Purchase              Reduced         80.00
    6371237923         CA      92029     Single Family       Primary            Purchase               Rapid          80.00
    6372342169         CA      92831          PUD            Primary            Refinance             Reduced         63.37
    6375893457         CA      94507          PUD            Primary            Purchase               Rapid          54.16
    6377584229         CA      92270          PUD            Primary            Purchase               Rapid          68.25
    6378806985         CA      95125      Condominium        Primary            Purchase               Rapid          80.00
    6379971879         CA      94591          PUD            Primary            Purchase               Rapid          79.98
    6380048386         CA      94121      Condominium        Primary            Purchase               Rapid          80.00
    6380581725         CA      92067          PUD            Primary            Purchase              Standard        38.46
    6380937067         CA      92625      Condominium        Primary       Cash-out Refinance         Standard        67.17
    6381095923         MD      21108          PUD            Primary       Cash-out Refinance         Reduced         63.88
    6381623526         CA      95020     Single Family       Primary            Purchase               Rapid          80.00
    6384016173         CA      94555          PUD            Primary            Refinance             Reduced         78.70
    6385302010         CA      93940     Single Family       Primary       Cash-out Refinance          Rapid          71.42
    6389300580         CA      92110     Single Family       Primary            Refinance          All Ready Home     59.84
    6390502547         CA      94960     Single Family       Primary            Purchase              Standard        41.66
    6393843880         CA      94116      Condominium        Primary            Purchase              Standard        80.00
    6394128372         CA      94002     Single Family       Primary            Purchase              Standard        80.00
    6397043271         CA      91202     Single Family       Primary            Purchase              Standard        80.00
    6399710356         FL      33180          PUD           Secondary           Purchase              Standard        67.79
    6399970976         FL      34677     Single Family       Primary            Purchase               Rapid          70.00
    6400314297         CA      94065      Condominium        Primary            Refinance              Rapid          70.00
    6401018491         CA      90254      Condominium        Primary            Purchase              Standard        80.00
    6404499748         CA      95129     Single Family       Primary            Refinance              Rapid          80.00
    6404695386         CA      94556          PUD            Primary            Refinance              Rapid          66.66
    6406498763         IL      60657     Single Family       Primary            Refinance              Rapid          62.75
    6410486572         CA      94549     Single Family       Primary            Refinance              Rapid          31.83
    6412101609         CA      95130     Single Family       Primary            Purchase               Rapid          67.49
    6413502029         NC      27612     Single Family       Primary            Purchase              Reduced         80.00
    6415663720         CA      94022     Single Family       Primary            Refinance          All Ready Home     23.75
    6415992046         CA      90275     Single Family       Primary            Purchase               Rapid          73.84
    6418439581         CA      92679          PUD            Primary            Purchase              Reduced         77.85
    6420318336         CA      92128          PUD            Primary            Purchase               Rapid          80.00
    6421295087         CA      92660          PUD            Primary            Refinance             Standard        79.91
    6422628682         HI      96740      Condominium       Secondary           Refinance             Reduced         80.00
    6427401341         CA      95050     Single Family       Primary            Purchase              Standard        80.00
    6427526196         CA      95124     Single Family       Primary            Refinance              Rapid          80.00
    6429971069         CA      94588     Single Family       Primary            Refinance          All Ready Home     71.94
    6431492708         WA      98199     Single Family       Primary            Refinance             Reduced         64.61
    6434040405         CA      90254      Condominium        Primary            Refinance             Reduced         76.12
    6434970312         FL      34145    High-Rise Condo     Secondary           Purchase               Rapid          75.00
    6435999948         CA      94949     Single Family       Primary            Purchase               Rapid          80.00
    6440861711         CA      94066     Single Family       Primary            Purchase               Rapid          80.00
    6442003155         CA      92660          PUD            Primary            Refinance              Rapid          39.28
    6442148034         CA      94070     Single Family       Primary            Refinance             Standard        80.00
    6443398570         CA      94901     Single Family       Primary            Purchase               Rapid          80.00
    6443736670         GA      30305     Single Family       Primary            Purchase               Rapid          80.00
    6445744235         CA      94114      Condominium        Primary            Purchase               Rapid          80.00
    6448171964         CA      91103     Single Family       Primary            Refinance             Standard        80.00
    6449658597         IL      60035     Single Family       Primary            Refinance              Rapid          64.51
    6450771057         CA      94803     Single Family       Primary       Cash-out Refinance         Standard        80.00
    6453544006         NC      27927          PUD           Secondary           Refinance             Standard        80.00
    6454626109         CA      95678     Single Family       Primary            Refinance             Reduced         79.61
    6457575642         CA      94552          PUD            Primary            Purchase              Reduced         80.00
    6461580943         CA      94552          PUD            Primary            Purchase               Rapid          77.10
    6461713940         CA      94025     Single Family       Primary            Refinance             Standard        80.00
    6462640506         CA      95014     Single Family       Primary            Refinance              Rapid          47.22
    6464829040         CA      95014     Single Family       Primary       Cash-out Refinance         Standard        61.84
    6467737968         CA      94549     Single Family       Primary            Refinance             Reduced         75.31
    6468839946         CT      06896     Single Family       Primary            Purchase               Rapid          80.00
    6470864080         CO      80487     Single Family      Secondary           Refinance             Standard        79.13
    6473750096         CA      94010     Single Family       Primary            Refinance              Rapid          73.88
    6475831068         AZ      86336     Single Family      Secondary           Refinance             Reduced         63.27
    6476603185         CA      92118     Single Family       Primary       Cash-out Refinance         Standard        49.73
    6477245523         CA      92660      Condominium        Primary            Refinance              Rapid          52.26
    6479202969         CA      92881     Single Family       Primary       Cash-out Refinance          Rapid          53.60
    6482594543         CA      94070     Single Family       Primary       Cash-out Refinance         Standard        70.00
    6484312282         CA      90272     Single Family       Primary            Refinance             Standard        68.49
    6488018695         CA      94538     Single Family       Primary            Refinance              Rapid          74.21
    6488739738         CA      94010     Single Family       Primary            Purchase               Rapid          36.36
    6489271871         CA      90277      Condominium        Primary            Purchase               Rapid          80.00
    6490275937         CA      94588     Single Family       Primary            Refinance             Reduced         77.75
    6491884778         CA      94536     Single Family       Primary            Refinance              Rapid          69.56
    6493244260         CA      94957     Single Family       Primary       Cash-out Refinance         Standard        31.94
    6493883505         CA      91320          PUD            Primary            Purchase              Reduced         70.00
    6496145829         CA      90019     Single Family       Primary       Cash-out Refinance         Standard        75.00
    6497807641         CA      95008     Single Family       Primary            Refinance              Rapid          80.00
    6500647984         CA      94526     Single Family       Primary       Cash-out Refinance          Rapid          48.95
    6501534454         CA      94539     Single Family       Primary            Purchase               Rapid          80.00
    6503061209         MA      02129      Condominium        Primary            Purchase              Standard        90.00
    6503383371         SC      29036     Single Family       Primary       Cash-out Refinance         Standard        48.78
    6504055754         CA      95123     Single Family       Primary            Refinance             Reduced         77.57
    6504137966         CA      94588     Single Family       Primary            Purchase              Standard        80.00
    6504208064         CA      94087     Single Family       Primary            Purchase               Rapid          80.00
    6504672038         CO      80401          PUD            Primary            Refinance             Reduced         56.12
    6505283520         CA      95014     Single Family       Primary       Cash-out Refinance         Reduced         53.95
    6506513644         CA      94539          PUD            Primary            Refinance              Rapid          65.66
    6508675581         CA      94025     Single Family       Investor           Purchase              Standard        51.02
    6510465237         CA      91105     Single Family       Primary            Refinance             Reduced         44.47
    6511486513         CA      95070     Single Family       Primary            Refinance             Standard        16.66
    6511781848         CA      92648     Single Family       Primary            Purchase              Standard        80.00
    6513645843         CA      93427     Single Family       Primary            Purchase               Rapid          79.99
    6516218648         NJ      08247     Single Family      Secondary           Purchase               Rapid          74.98
    6517084742         CA      94555          PUD            Primary            Refinance              Rapid          80.00
    6517209505         CA      95014     Single Family       Primary            Refinance             Standard        75.78
    6518067894         CA      94107      Condominium        Primary       Cash-out Refinance         Standard        56.62
    6520829737         CA      95014     Single Family       Primary            Refinance              Rapid          47.09
    6521091790         FL      34134     Single Family       Primary            Refinance             Reduced         67.51
    6524644587         CA      94539     Single Family       Primary            Refinance              Rapid          67.71
    6525605389         CA      94080          PUD            Primary            Refinance             Reduced         59.03
    6525863749         CA      90064     Single Family       Primary            Purchase               Rapid          77.41
    6530114633         CA      94062     Single Family       Primary            Purchase              Standard        35.04
    6532193924         CA      94303     Single Family       Primary            Purchase               Rapid          70.87
    6532786149         CA      91362     Single Family       Primary            Purchase               Rapid          80.00
    6533114788         CA      92657          PUD            Primary            Refinance          All Ready Home     58.57
    6538184976         CA      94402     Single Family       Primary            Purchase              Standard        79.91
    6543359233         CA      94506          PUD            Primary            Purchase              Standard        51.86
    6543578188         NC      28216          PUD            Primary            Refinance             Reduced         64.20
    6543588625         WA      98040     Single Family       Primary            Refinance             Reduced         52.13
    6543642828         CA      93401     Single Family      Secondary           Purchase               Rapid          80.00
    6543737438         CA      90275     Single Family       Primary            Refinance              Rapid          77.26
    6545219302         CA      95035      Condominium        Primary            Purchase               Rapid          80.00
    6550946286         CA      94040     Single Family       Primary            Purchase               Rapid          79.89
    6551011726         CA      94117     Three Family        Primary       Cash-out Refinance         Standard        39.03
    6551546333         CA      94010     Single Family       Primary            Refinance              Rapid          55.00
    6553504660         CA      94602     Single Family       Primary            Purchase              Standard        80.00
    6553908655         CA      92591          PUD           Secondary           Purchase               Rapid          80.00
    6554159670         CA      95121     Single Family       Primary            Refinance             Standard        73.91
    6556932306         CT      06870     Single Family       Primary            Refinance              Rapid          29.25
    6558583461         CA      95136     Single Family       Primary            Refinance             Reduced         61.73
    6558621469         CA      94596          PUD            Primary            Purchase               Rapid          80.00
    6559099442         DC      20002     Single Family       Primary            Purchase              Standard        80.00
    6560836469         CA      91321     Single Family       Primary            Refinance             Reduced         48.81
    6561939619         IL      60045     Single Family       Primary            Purchase              Reduced         88.23
    6562153798         MD      20817     Single Family       Primary            Purchase              Standard        70.00
    6563860714         FL      33305      Condominium        Primary            Purchase              Reduced         80.00
    6564418025         CA      90732     Single Family       Primary            Purchase               Rapid          80.00
    6568839077         CA      94566     Single Family       Primary            Purchase               Rapid          64.12
    6569332684         CA      90035     Single Family       Primary            Refinance              Rapid          53.12
    6569661801         CA      94087     Single Family       Primary            Refinance             Standard        78.17
    6569793059         CA      94404          PUD            Primary            Refinance             Standard        79.06
    6570160520         WY      83014     Single Family      Secondary           Refinance             Standard        80.00
    6571548327         CA      90266     Single Family       Primary            Purchase              Reduced         79.68
    6573154694         NV      89451      Condominium       Secondary           Purchase               Rapid          77.59
    6575102725         CA      94506          PUD            Primary            Refinance              Rapid          63.52
    6575608143         CA      90266     Single Family       Primary            Refinance              Rapid          66.66
    6577222828         CA      95403          PUD            Primary       Cash-out Refinance         Standard        32.83
    6577540047         GA      30269     Single Family       Primary            Purchase              Standard        90.00
    6580842653         SC      29576     Single Family       Primary            Purchase              Reduced         80.00
    6585989426         CA      94925      Condominium        Primary            Purchase               Rapid          79.79
    6587468494         CA      94507     Single Family       Investor           Refinance             Standard        69.56
    6589406914         CA      93012          PUD            Primary            Purchase              Standard        85.00
    6591858201         CA      95030     Single Family       Primary            Refinance             Standard        56.00
    6594299171         CA      94118     Single Family       Primary            Refinance              Rapid          69.04
    6594575000         CA      94602     Single Family       Primary            Refinance             Reduced         61.41
    6594817741         CA      92660          PUD            Primary            Refinance              Rapid          43.45
    6596917705         CA      94038     Single Family       Primary            Refinance             Standard        80.00
    6598558150         CA      92677          PUD            Primary            Purchase               Rapid          80.00
    6603123727         CA      94024     Single Family       Primary            Refinance              Rapid          68.27
    6604402864         CA      95032          PUD            Primary            Refinance              Rapid          68.96
    6610484989         CA      92130          PUD            Primary            Purchase              Standard        71.63
    6611158244         CA      90068     Single Family       Primary            Refinance             Standard        68.48
    6612013133         CA      94523     Single Family       Primary            Refinance              Rapid          80.00
    6614179049         CA      92109      Condominium        Primary            Refinance             Reduced         79.33
    6616747041         CA      92673          PUD            Primary            Purchase              Standard        79.85
    6618221409         CA      94546     Single Family       Primary       Cash-out Refinance         Reduced         72.25
    6621108643         CA      94536     Single Family       Primary            Purchase               Rapid          80.00
    6621502951         CA      95062      Two Family         Primary            Purchase              Standard        80.00
    6621859187         CA      94127     Single Family       Primary            Refinance              Rapid          66.42
    6623983217         CA      95014          PUD            Primary            Refinance              Rapid          58.34
    6624158165         CA      95003     Single Family      Secondary           Refinance             Reduced         53.29
    6624485741         CA      90274     Single Family       Primary            Refinance              Rapid          47.77
    6625800898         CA      94583          PUD            Primary            Refinance             Reduced         47.36
    6626642125         CA      95120     Single Family       Primary            Refinance             Reduced         54.70
    6626707175         CA      95130     Single Family       Primary            Purchase              Standard        80.00
    6631406326         NC      28173          PUD            Primary            Purchase               Rapid          70.66
    6632145634         CA      94560          PUD            Primary            Purchase              Standard        80.00
    6634878265         CA      94539          PUD            Primary            Refinance             Standard        78.28
    6636201953         CA      95066     Single Family       Primary            Purchase              Reduced         80.00
    6639380176         CA      94553     Single Family       Primary       Cash-out Refinance         Standard        57.17
    6641067084         SC      29063     Single Family       Primary            Purchase              Reduced         90.00
    6645854784         CA      90732     Single Family       Primary            Refinance             Standard        77.50
    6646019064         CA      94901          PUD            Primary            Refinance             Standard        37.77
    6648032701         CA      92651          PUD            Primary            Refinance              Rapid          26.26
    6649154256         CA      94920     Single Family       Primary            Purchase               Rapid          46.51
    6649294854         CA      95124     Single Family       Primary            Refinance              Rapid          75.43
    6649305460         CA      95014     Single Family       Primary            Purchase              Standard        54.00
    6649816896         CA      94303     Single Family       Primary            Purchase              Standard        55.30
    6653141850         TN      38017          PUD            Primary            Purchase              Reduced         78.89
    6653791225         CA      92866     Single Family       Primary            Purchase              Reduced         80.00
    6654265716         CA      94563     Single Family       Primary       Cash-out Refinance         Reduced         42.79
    6654682019         CA      94044     Single Family       Primary            Purchase               Rapid          79.37
    6657084163         CA      94707     Single Family       Primary            Purchase              Standard        79.25
    6658115743         CA      94080     Single Family       Primary       Cash-out Refinance         Reduced         69.80
    6658377632         CA      93117     Single Family       Primary            Refinance             Standard        80.00
    6661107141         DC      20010     Single Family       Primary            Purchase              Reduced         80.00
    6662408225         CA      92078     Single Family       Primary            Purchase              Standard        80.00
    6666693327         CA      94122     Single Family       Primary       Cash-out Refinance         Standard        57.33
    6667553223         CA      94303     Single Family       Primary            Purchase              Standard        95.00
    6667784273         CO      80122          PUD            Primary            Purchase               Rapid          80.00
    6668681064         CO      80498          PUD            Primary            Purchase               Rapid          80.00
    6668865998         CA      94134     Single Family       Primary            Purchase              Standard        80.00
    6669493709         CA      94591     Single Family       Primary            Purchase              Standard        79.99
    6669836329         CA      94536     Single Family       Primary       Cash-out Refinance          Rapid          74.44
    6671284716         NY      11768     Single Family       Primary            Purchase               Rapid          58.33
    6675823261         CA      92867          PUD            Primary       Cash-out Refinance         Reduced         70.85
    6675852153         CA      95035     Single Family       Primary            Refinance              Rapid          79.36
    6677030576         NC      27614          PUD            Primary            Purchase              Standard        95.00
    6681007818         CA      91602     Single Family       Primary            Purchase              Reduced         80.00
    6684206748         CA      94954     Single Family       Primary       Cash-out Refinance         Reduced         74.52
    6684233171         WA      98112     Single Family       Primary       Cash-out Refinance          Rapid          60.00
    6685071216         CA      94925     Single Family       Primary            Refinance             Reduced         57.04
    6685917384         CA      95121     Single Family       Primary            Refinance              Rapid          53.67
    6687436821         CA      90623     Single Family       Primary            Purchase              Standard        90.00
    6691618224         IL      60614      Condominium        Primary            Refinance             Reduced         73.10
    6693624600         GA      30517          PUD            Primary            Purchase              Standard        80.00
    6695720950         CA      96143     Single Family      Secondary           Refinance             Standard        74.72
    6696146270         CA      92675     Single Family       Primary       Cash-out Refinance         Standard        66.66
    6698100101         CA      95409     Single Family       Primary            Purchase              Standard        80.00
    6698480115         CA      91103     Single Family       Primary            Refinance             Standard        52.16
    6702534972         VA      22066     Single Family       Primary       Cash-out Refinance          Rapid          58.59
    6704391751         GA      30350          PUD            Primary            Refinance             Standard        60.25
    6706112783         CA      94080     Single Family       Primary            Purchase               Rapid          80.00
    6712366852         CA      94133      Condominium        Primary            Purchase              Standard        65.35
    6714039515         CA      91006     Single Family       Primary            Purchase              Standard        80.00
    6715243017         GA      30506          PUD            Primary            Purchase              Standard        79.79
    6718244988         TX      78726     Single Family       Primary            Refinance             Reduced         80.00
    6719030345         CA      94109      Condominium        Primary            Purchase               Rapid          80.00
    6722921142         CA      94560     Single Family       Primary            Purchase               Rapid          77.59
    6724400038         CA      92782          PUD            Primary            Refinance             Standard        55.25
    6724901290         CA      95377     Single Family       Primary            Purchase              Reduced         90.00
    6727327568         AZ      85253     Single Family       Primary       Cash-out Refinance          Rapid          21.87
    6728113678         IL      60091     Single Family       Primary            Purchase               Rapid          62.50
    6731056690         CA      92009     Single Family       Primary            Refinance             Reduced         74.42
    6731191711         CA      95035     Single Family       Primary            Purchase               Rapid          80.00
    6732613580         CA      95006     Single Family       Primary            Refinance             Reduced         70.13
    6732790230         FL      33134     Single Family      Secondary           Purchase              Standard        70.00
    6733433210         CA      95403     Single Family       Primary            Refinance              Rapid          78.43
    6735071927         CA      94538     Single Family       Primary            Purchase              Standard        95.00
    6736372365         CA      95032     Single Family       Primary            Purchase               Rapid          80.00
    6736933430         CA      94558     Single Family       Primary            Purchase               Rapid          80.00
    6738546446         CA      95070     Single Family       Primary            Refinance             Reduced         33.24
    6739676457         CA      94070     Single Family       Primary            Purchase               Rapid          70.42
    6742228593         CA      90814     Single Family       Primary       Cash-out Refinance          Rapid          80.00
    6747156088         CA      92683     Single Family       Primary            Refinance             Standard        82.22
    6747182878         CA      92651     Single Family       Primary            Refinance              Rapid          51.39
    6747424023         CA      94598     Single Family       Primary            Refinance              Rapid          47.81
    6749455231         CA      90034     Single Family       Primary            Purchase               Rapid          80.00
    6751802114         CA      94521     Single Family       Primary            Purchase               Rapid          61.07
    6753746301         CA      95020     Single Family       Primary            Purchase              Reduced         80.00
    6754922455         CA      95126     Single Family       Primary            Refinance             Reduced         69.56
    6755059950         CA      95630     Single Family       Primary            Purchase               Rapid          80.00
    6758259581         VA      23185     Single Family       Primary            Purchase              Standard        80.00
    6762037544         CA      94539          PUD            Primary            Purchase               Rapid          55.00
    6762309026         CA      94618          PUD            Primary            Purchase              Reduced         80.00
    6763807176         CA      95136     Single Family       Primary            Purchase               Rapid          78.78
    6766438383         CA      94568          PUD            Primary            Refinance             Standard        80.00
    6768930205         CA      94506          PUD            Primary       Cash-out Refinance          Rapid          55.75
    6773804189         CA      91105     Single Family       Primary            Purchase               Rapid          80.00
    6774760893         CA      95051     Single Family       Primary            Purchase               Rapid          80.00
    6779335105         CA      95070     Single Family       Primary            Refinance              Rapid          68.01
    6780398811         CA      94025     Single Family       Primary            Purchase               Rapid          71.94
    6781243438         FL      33428          PUD            Primary            Purchase              Standard        79.82
    6781911810         CA      94404     Single Family       Primary            Refinance              Rapid          80.00
    6782247016         NY      11215     Single Family       Primary            Purchase               Rapid          59.70
    6782635574         CA      94110     Single Family       Primary            Refinance             Reduced         55.38
    6783511758         GA      30075          PUD            Primary            Purchase               Rapid          79.99
    6784093988         CA      91604     Single Family       Primary            Refinance             Reduced         48.96
    6790846734         CA      95003     Single Family       Primary            Purchase              Standard        75.87
    6790962671         SC      29401     Single Family      Secondary           Refinance             Reduced         57.03
    6791412767         CA      94555     Single Family       Primary            Purchase               Rapid          80.00
    6791979062         CA      94107    High-Rise Condo      Primary            Purchase               Rapid          80.00
    6792731116         CA      94087     Single Family       Primary            Refinance              Rapid          78.43
    6793514271         IL      60015     Single Family       Primary            Refinance              Rapid          74.89
    6797885420         MD      21056     Single Family       Primary       Cash-out Refinance         Reduced         60.26
    6798552201         CA      95130     Single Family       Primary            Refinance              Rapid          80.00
    6799781437         CA      90278      Condominium        Primary            Purchase              Standard        80.00
    6800853316         IL      60048     Single Family       Primary            Refinance              Rapid          64.54
    6805471833         CA      92130          PUD            Primary            Refinance              Rapid          76.02
    6807307365         CA      94024     Single Family       Primary            Refinance             Reduced         21.84
    6810002730         CA      95117     Single Family       Primary       Cash-out Refinance          Rapid          60.48
    6810388683         CA      94587     Single Family       Primary       Cash-out Refinance         Standard        73.81
    6815848368         CA      95124     Single Family       Primary       Cash-out Refinance         Standard        80.00
    6816004045         CA      94941     Single Family       Primary       Cash-out Refinance         Standard        48.30
    6817358242         GA      30269          PUD            Primary            Purchase               Rapid          80.00
    6817859991         CA      95123     Single Family       Primary       Cash-out Refinance          Rapid          52.80
    6818278118         CA      93924     Single Family       Primary       Cash-out Refinance         Standard        66.66
    6820824016         CA      94080     Single Family       Primary            Purchase              Standard        80.00
    6821090419         CA      94550     Single Family       Primary            Purchase               Rapid          69.99
    6821176416         CA      94061     Single Family       Primary       Cash-out Refinance         Standard        48.14
    6825452086         CA      92008          PUD            Primary            Purchase              Standard        90.00
    6828613890         CA      92019          PUD            Primary            Purchase              Standard        80.00
    6829741039         FL      32210     Single Family       Primary            Purchase              Reduced         75.30
    6830308323         CA      94603     Single Family       Primary       Cash-out Refinance         Reduced         26.49
    6830526262         CA      92782      Condominium        Primary            Purchase              Standard        80.00
    6836039328         CA      95125     Single Family       Investor           Purchase              Standard        62.68
    6836956158         CA      95129     Single Family       Primary            Refinance              Rapid          69.44
    6840301912         CA      92660          PUD            Primary            Refinance              Rapid          47.41
    6841422949         CA      94539     Single Family       Primary            Refinance              Rapid          78.27
    6844688025         CA      94062     Single Family       Primary            Refinance              Rapid          16.23
    6844766318         CA      95051     Single Family       Primary            Purchase               Rapid          79.99
    6845281085         FL      33067     Single Family       Primary            Purchase              Reduced         80.00
    6848018245         CA      92131          PUD            Primary            Purchase               Rapid          80.00
    6848884323         CA      92130          PUD            Primary            Refinance             Reduced         62.41
    6851504420         CA      94550     Single Family       Primary            Refinance             Standard        76.44
    6852132288         CA      90403      Condominium        Primary            Purchase               Rapid          80.00
    6852792792         CA      95070     Single Family       Primary            Refinance              Rapid          62.33
    6853049218         CA      94501     Single Family       Primary            Purchase              Standard        80.00
    6853909965         FL      33308    High-Rise Condo     Secondary      Cash-out Refinance          Rapid          40.72
    6854904056         NJ      08809     Single Family       Primary       Cash-out Refinance         Standard        79.54
    6854917959         DC      20003     Single Family       Primary            Refinance             Reduced         55.89
    6855014236         WA      98034     Single Family       Primary            Purchase              Standard        80.00
    6858501825         CO      80424      Condominium       Secondary           Purchase               Rapid          80.00
    6860714143         CA      94558     Single Family       Primary       Cash-out Refinance         Reduced         52.55
    6862462469         CA      94538          PUD            Primary            Purchase               Rapid          80.00
    6862545685         DC      20015     Single Family       Primary            Purchase              Reduced         80.00
    6863645096         CA      94526     Single Family       Primary            Purchase              Standard        80.00
    6864192312         CA      94104      Condominium        Primary            Purchase              Standard        89.77
    6864434169         CA      94403     Single Family       Primary            Purchase               Rapid          80.00
    6864848517         CA      92128          PUD            Primary       Cash-out Refinance         Standard        71.69
    6866013003         IL      60614      Condominium        Primary            Refinance             Standard        69.14
    6872507873         CA      94541          PUD            Primary            Purchase              Standard        73.68
    6874085381         CA      94925     Single Family       Primary            Purchase               Rapid          80.00
    6877820537         CA      92705     Single Family       Primary            Refinance              Rapid          80.00
    6878209441         DC      20007     Single Family       Primary            Refinance              Rapid          75.00
    6879148978         CA      95138          PUD            Primary            Refinance             Standard        39.37
    6884190338         CA      90066     Single Family       Primary       Cash-out Refinance          Rapid          80.00
    6884446995         CA      94704     Single Family       Primary            Purchase               Rapid          79.20
    6884516912         CA      94566          PUD            Primary            Purchase               Rapid          80.00
    6885496619         CA      90049     Single Family       Primary       Cash-out Refinance         Standard        70.00
    6887552724         CA      94110      Two Family         Primary            Purchase              Standard        70.68
    6887694005         KS      66216     Single Family       Primary            Refinance             Standard        78.19
    6894174892         CA      94112     Single Family       Primary            Purchase               Rapid          80.00
    6895166350         CA      90045     Single Family       Primary            Purchase              Reduced         80.00
    6896273932         CA      94110     Single Family       Primary            Purchase              Reduced         80.00
    6904345474         CA      95124          PUD            Primary       Cash-out Refinance          Rapid          63.07
    6905078934         CA      94025     Single Family       Primary            Refinance          All Ready Home     42.20
    6905113681         CA      95076     Single Family       Primary            Refinance             Reduced         23.83
    6905282890         CA      94925     Single Family       Primary            Purchase               Rapid          80.00
    6906327132         CA      94539     Single Family       Primary            Purchase               Rapid          79.92
    6911659461         CA      95746          PUD            Primary            Refinance              Rapid          71.42
    6911815246         GA      30097          PUD            Primary            Refinance             Reduced         80.00
    6912561344         CA      94544     Single Family       Primary            Purchase              Standard        95.00
    6912844211         CA      94044     Single Family       Primary            Purchase              Reduced         80.00
    6914879611         CA      91006     Single Family       Primary            Refinance             Reduced         56.18
    6917125376         CA      94960     Single Family       Primary            Purchase              Standard        80.00
    6921755416         CA      94087     Single Family       Primary            Purchase              Reduced         80.00
    6923381161         CA      94544          PUD            Primary            Purchase              Standard        80.00
    6924107482         CA      95125     Single Family       Primary            Refinance              Rapid          78.32
    6924812842         AZ      85718          PUD            Primary            Refinance             Reduced         58.83
    6925291558         MA      02478     Single Family       Primary            Purchase               Rapid          80.00
    6929736061         CA      91107     Single Family       Primary            Purchase              Reduced         63.20
    6930866097         CA      91362     Single Family       Primary            Refinance             Standard        80.00
    6931171281         CA      90703     Single Family       Primary            Purchase               Rapid          94.98
    6931857558         CA      94596     Single Family       Primary            Purchase               Rapid          80.00
    6933772029         CA      95135     Single Family       Primary            Refinance              Rapid          64.73
    6934617686         CA      94531     Single Family       Primary       Cash-out Refinance         Standard        75.29
    6935519691         CA      92867          PUD            Primary            Refinance              Rapid          71.37
    6938905210         CA      94022     Single Family       Primary            Refinance              Rapid          16.55
    6940023986         CA      94301     Single Family       Primary            Refinance          All Ready Home     54.74
    6943688496         CA      94563     Single Family       Primary            Purchase              Standard        80.00
    6944482279         CA      95070     Single Family       Primary            Refinance              Rapid          57.50
    6947469034         CA      92008          PUD            Primary       Cash-out Refinance          Rapid          79.00
    6948719676         CA      90266     Single Family       Primary            Refinance              Rapid          78.63
    6949206970         CA      93953     Single Family       Primary            Refinance             Reduced         21.42
    6949990425         CA      94080     Single Family       Primary            Purchase              Standard        80.00
    6950606902         CO      80220     Single Family       Primary            Refinance             Reduced         73.71
    6951050365         GA      30338          PUD            Primary            Refinance             Reduced         52.44
    6952153184         CA      94118     Single Family       Primary            Purchase              Standard        75.00
    6960886767         CA      94536          PUD            Primary            Refinance              Rapid          80.00
    6962621832         AZ      86322          PUD            Primary            Purchase              Reduced         80.00
    6963157042         CA      91007     Single Family       Primary            Refinance              Rapid          80.00
    6963757742         CA      94536      Condominium        Primary            Purchase              Standard        89.97
    6965158360         MN      55347     Single Family       Primary       Cash-out Refinance          Rapid          76.19
    6966328897         SC      29464          PUD            Primary            Purchase              Reduced         80.00
    6968275005         CA      92612          PUD            Primary            Refinance              Rapid          62.50
    6972713967         CA      94506          PUD            Primary            Refinance              Rapid          77.00
    6972920877         CA      94549     Single Family       Primary            Refinance             Reduced         57.94
    6973413161         CO      81435          PUD           Secondary           Refinance             Standard        25.97
    6976468832         CO      80129          PUD            Primary            Refinance              Rapid          78.54
    6978448246         CA      91302     Single Family       Primary            Refinance             Reduced         36.73
    6978561444         CA      95066     Single Family       Primary            Purchase              Reduced         76.88
    6978863378         MN      55359     Single Family       Primary            Purchase              Standard        79.99
    6981733444         CA      90254     Single Family       Primary            Purchase              Standard        80.00
    6981847418         CO      80111          PUD            Primary            Purchase              Standard        65.00
    6982664655         CA      94002     Single Family       Primary            Purchase               Rapid          80.00
    6983044493         FL      32082     Single Family       Primary            Refinance             Standard        39.52
    6983477503         CA      94558     Single Family       Investor           Refinance             Standard        71.76
    6987163570         MO      63124     Single Family       Primary            Purchase              Reduced         27.02
    6988365018         CO      80218     Single Family       Primary            Refinance              Rapid          26.92
    6988517519         CA      92705     Single Family       Primary            Purchase               Rapid          61.40
    6990250778         CA      95120     Single Family       Primary            Refinance             Reduced         59.94
    6991938652         CA      94555          PUD            Primary            Purchase               Rapid          80.00
    6993191706         FL      34108          PUD           Secondary           Purchase               Rapid          70.00
    6994808662         CA      94080          PUD            Primary            Refinance              Rapid          64.43
    6999247825         CA      92663     Single Family       Primary            Refinance             Reduced         68.43
    7016016177         GA      30005          PUD            Primary            Purchase              Standard        79.87
    7016022019         VA      22203       Townhouse         Primary       Cash-out Refinance          Rapid          77.36
    7016022407         CA      92657          PUD            Primary            Refinance             Reduced         50.62
    7016023017         CA      92646          PUD            Primary            Refinance             Reduced         63.01
    7016039815         CA      92663     Single Family       Primary       Cash-out Refinance         Standard        27.33
    7016040847         VA      22182          PUD            Primary            Refinance             Standard        67.95
    7016041357         NC      28210     Single Family       Primary            Purchase              Reduced         79.55
    7016042942         CA      92606          PUD            Primary            Refinance             Standard        61.76



BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 1:  5/1 LIBOR
MORTGAGE SCHEDULE


(Table Continued)

       LOAN             NOTE      ORIGINAL     1ST PAYMENT    MATURITY    ORIGINAL     MONTHLY     CURRENT       REMAINING
      NUMBER            RATE         PB           DATE          DATE        TERM         P&I      DUE DATE          TERM
--------------------------------------------------------------------------------------------------------------------------------
    6002677612         6.250        413,286     20020801      20320701      360       2,544.68    20020801          360
    6003925051         5.875        442,500     20020801      20320701      360       2,617.56    20020801          360
    6004345416         6.000        428,000     20020801      20320701      360       2,566.08    20020801          360
    6005132888         5.750        750,000     20020801      20320701      360       4,376.80    20020801          360
    6005931701         6.250        308,000     20020801      20320701      360       1,896.41    20020801          360
    6010962741         6.000        492,000     20020801      20320701      360       2,949.79    20020801          360
    6011589980         6.000        628,000     20020801      20320701      360       3,765.18    20020801          360
    6012761026         6.250        425,000     20020801      20320701      360       2,616.80    20020801          360
    6015293316         6.000        481,440     20020801      20320701      360       2,886.48    20020801          360
    6015682336         5.750        632,000     20020801      20320701      360       3,688.19    20020801          360
    6016880186         5.875        310,000     20020701      20320601      360       1,833.77    20020801          359
    6019364725         6.125        340,000     20020701      20320601      360       2,065.88    20020801          359
    6019602660         6.375        573,700     20020801      20320701      360       3,579.15    20020801          360
    6021656761         6.000        555,000     20020701      20320601      360       3,327.51    20020701          359
    6022250572         6.375        447,626     20020801      20320701      360       2,792.61    20020801          360
    6026539053         6.875        731,250     20020801      20320701      360       4,803.80    20020801          360
    6026650439         5.625        580,000     20020801      20320701      360       3,338.81    20020801          360
    6027541280         6.125        472,000     20020801      20320701      360       2,867.93    20020801          360
    6031483800         6.000        464,000     20020801      20320701      360       2,781.92    20020801          360
    6032767193         6.125        413,600     20020801      20320701      360       2,513.08    20020801          360
    6033638625         5.875        569,200     20020801      20320701      360       3,367.04    20020801          360
    6034731536         5.875        623,000     20020801      20320701      360       3,685.29    20020801          360
    6036905286         6.375        468,000     20020801      20320701      360       2,919.72    20020801          360
    6037967715         6.250        575,000     20020801      20320701      360       3,540.38    20020801          360
    6041264182         6.250        554,000     20020701      20320601      360       3,411.08    20020701          359
    6043884565         6.125        510,000     20020801      20320701      360       3,098.82    20020801          360
    6044284377         6.000        583,200     20020801      20320701      360       3,496.58    20020801          360
    6045208805         6.000      1,000,000     20020801      20320701      360       5,995.51    20020801          360
    6045324578         6.000        945,450     20020801      20320701      360       5,668.46    20020801          360
    6054175390         5.875        830,550     20020801      20320701      360       4,913.02    20020801          360
    6055361551         6.125        672,000     20020801      20320701      360       4,083.15    20020801          360
    6056462739         6.250        328,000     20020801      20320701      360       2,019.56    20020801          360
    6056536037         6.125      1,000,000     20020701      20320601      360       6,076.11    20020701          359
    6057191519         6.125        399,200     20020701      20320601      360       2,425.59    20020701          359
    6058205664         6.250        643,000     20020801      20320701      360       3,959.07    20020801          360
    6058299162         5.500        737,000     20020801      20320701      360       4,184.61    20020801          360
    6058951077         6.000        438,000     20020801      20320701      360       2,626.04    20020801          360
    6062448862         5.875        710,000     20020701      20320601      360       4,199.92    20020701          359
    6065213834         6.125        495,000     20020801      20320701      360       3,007.68    20020801          360
    6066975357         5.875        593,500     20020801      20320701      360       3,510.78    20020801          360
    6068129508         6.000        729,000     20020801      20320701      360       4,370.73    20020801          360
    6068902185         5.750        544,000     20020801      20320701      360       3,174.64    20020801          360
    6070791154         6.000        603,000     20020801      20320701      360       3,615.29    20020801          360
    6072291997         6.000        352,000     20020801      20320701      360       2,110.42    20020801          360
    6072349779         6.125        997,000     20020801      20320701      360       6,057.88    20020801          360
    6073090109         6.000        684,000     20020801      20320701      360       4,100.93    20020801          360
    6073478049         5.875        340,000     20020801      20320701      360       2,011.23    20020801          360
    6075702727         6.250        750,000     20020801      20320701      360       4,617.88    20020801          360
    6075839925         5.875        364,800     20020801      20320701      360       2,157.93    20020801          360
    6076918041         6.250        625,000     20020701      20320601      360       3,848.24    20020701          359
    6078605794         6.000        403,000     20020801      20320701      360       2,416.19    20020801          360
    6080254474         6.250        609,000     20020701      20320601      360       3,749.72    20020701          359
    6080488239         5.875        535,000     20020801      20320701      360       3,164.73    20020801          360
    6080548461         6.000        550,000     20020801      20320701      360       3,297.53    20020801          360
    6084885240         5.750        367,000     20020801      20320701      360       2,141.72    20020801          360
    6085673009         5.875        356,000     20020801      20320701      360       2,105.88    20020801          360
    6085779343         5.875        389,600     20020801      20320701      360       2,304.64    20020801          360
    6086358428         6.125        575,000     20020801      20320701      360       3,493.77    20020801          360
    6087984875         5.625        515,000     20020801      20320701      360       2,964.64    20020801          360
    6093024294         6.125        361,600     20020801      20320701      360       2,197.12    20020801          360
    6093363304         6.250        718,000     20020801      20320701      360       4,420.85    20020801          360
    6094928279         6.125        410,000     20020801      20320701      360       2,491.21    20020801          360
    6095051949         6.125        509,000     20020701      20320601      360       3,092.74    20020701          359
    6095056385         6.125        484,000     20020801      20320701      360       2,940.84    20020801          360
    6095607823         6.000        480,000     20020801      20320701      360       2,877.85    20020801          360
    6096858045         6.250        600,000     20020701      20320601      360       3,694.31    20020701          359
    6099191196         6.375        614,000     20020801      20320701      360       3,830.57    20020801          360
    6099708163         6.000        492,000     20020801      20320701      360       2,949.79    20020801          360
    6100709598         5.875        600,000     20020801      20320701      360       3,549.23    20020801          360
    6102598676         6.250        404,000     20020801      20320701      360       2,487.50    20020801          360
    6103819519         6.000        750,000     20020801      20320701      360       4,496.63    20020801          360
    6105457433         6.375        332,000     20020801      20320701      360       2,071.25    20020801          360
    6106489781         6.125        345,600     20020701      20320601      360       2,099.91    20020701          359
    6106713875         6.375        336,000     20020801      20320701      360       2,096.21    20020801          360
    6106896357         6.625        467,600     20020801      20320701      360       2,994.10    20020801          360
    6107604214         5.875        631,200     20020801      20320701      360       3,733.79    20020801          360
    6117063799         5.375        416,000     20020801      20320701      360       2,329.49    20020801          360
    6118230603         6.125        620,000     20020701      20320601      360       3,767.19    20020801          359
    6119045166         6.375        570,000     20020701      20320601      360       3,556.06    20020701          359
    6119286034         6.500        436,000     20020701      20320601      360       2,755.82    20020701          359
    6121118076         5.750        373,250     20020801      20320701      360       2,178.19    20020801          360
    6123537141         6.250        750,000     20020801      20320701      360       4,617.88    20020801          360
    6125574142         5.750        700,000     20020801      20320701      360       4,085.02    20020801          360
    6127833280         6.000        750,000     20020701      20320601      360       4,496.63    20020701          359
    6128526156         5.875        570,000     20020801      20320701      360       3,371.77    20020801          360
    6130526822         6.125      1,000,000     20020801      20320701      360       6,076.11    20020801          360
    6132132736         5.750        770,000     20020801      20320701      360       4,493.52    20020801          360
    6132685634         6.375        463,686     20020801      20320701      360       2,892.80    20020801          360
    6135825765         6.000        347,225     20020801      20320701      360       2,081.79    20020801          360
    6135830831         5.625        400,000     20020801      20320701      360       2,302.63    20020801          360
    6139589458         6.250        395,000     20020801      20320701      360       2,432.09    20020801          360
    6140056158         6.000        595,000     20020701      20320601      360       3,567.33    20020701          359
    6140365880         6.000        432,000     20020801      20320701      360       2,590.06    20020801          360
    6140657559         5.750        356,000     20020801      20320701      360       2,077.52    20020801          360
    6141142973         5.875        664,000     20020801      20320701      360       3,927.82    20020801          360
    6149341916         6.250        510,000     20020701      20320601      360       3,140.16    20020701          359
    6151367585         6.000        576,000     20020801      20320701      360       3,453.42    20020801          360
    6151592521         6.500        314,000     20020801      20320701      360       1,984.70    20020801          360
    6154251463         5.875        337,000     20020801      20170701      180       2,821.09    20020801          180
    6155383968         5.750        550,000     20020801      20320701      360       3,209.66    20020801          360
    6157043727         6.000        510,000     20020801      20320701      360       3,057.71    20020801          360
    6157122091         5.875        399,000     20020801      20320701      360       2,360.24    20020801          360
    6158557022         6.500        900,000     20020801      20320701      360       5,688.62    20020801          360
    6160093719         5.750        395,000     20020801      20320701      360       2,305.12    20020801          360
    6160703101         6.125        400,000     20020801      20320701      360       2,430.45    20020801          360
    6161446502         6.000        313,500     20020701      20320601      360       1,879.60    20020701          359
    6162091380         6.250        750,000     20020801      20320701      360       4,617.88    20020801          360
    6163023135         5.875        470,000     20020801      20320701      360       2,780.23    20020801          360
    6164054808         6.125        659,000     20020801      20320701      360       4,004.16    20020801          360
    6166645751         6.000        384,000     20020801      20320701      360       2,302.28    20020801          360
    6167616181         6.500        540,000     20020801      20320701      360       3,413.17    20020801          360
    6169187157         6.125        510,000     20020801      20320701      360       3,098.82    20020801          360
    6171273284         6.000        417,500     20020801      20320701      360       2,503.13    20020801          360
    6175993226         6.250        360,000     20020701      20320601      360       2,216.59    20020701          359
    6179204588         6.000        321,000     20020801      20320701      360       1,924.56    20020801          360
    6180452846         5.875        378,100     20020801      20320701      360       2,236.61    20020801          360
    6181486454         6.250        498,000     20020701      20320601      360       3,066.28    20020701          359
    6181604288         5.875        748,000     20020801      20320701      360       4,424.71    20020801          360
    6183512067         6.250        350,000     20020701      20320601      360       2,155.02    20020701          359
    6184337126         6.500        311,125     20020801      20320701      360       1,966.53    20020801          360
    6185579320         6.000        475,000     20020801      20320701      360       2,847.87    20020801          360
    6187554362         6.250        950,000     20020701      20320601      360       5,849.32    20020701          359
    6190959723         5.875        471,000     20020801      20320701      360       2,786.15    20020801          360
    6194301351         5.875        350,000     20020801      20320701      360       2,070.39    20020801          360
    6195549339         6.000        404,000     20020701      20320601      360       2,422.19    20020701          359
    6195663882         6.000        495,036     20020701      20320601      360       2,968.00    20020701          359
    6196195397         6.875        525,000     20020801      20320701      360       3,448.88    20020801          360
    6196670597         6.250        400,000     20020801      20320701      360       2,462.87    20020801          360
    6199164119         6.250        312,456     20020801      20320701      360       1,923.85    20020801          360
    6202339955         6.000        597,000     20020801      20320701      360       3,579.32    20020801          360
    6203399065         6.125        350,000     20020801      20320701      360       2,126.64    20020801          360
    6203459422         6.250        397,600     20020801      20320701      360       2,448.10    20020801          360
    6204005273         6.125        452,000     20020801      20320701      360       2,746.40    20020801          360
    6204557893         6.000        935,650     20020801      20320701      360       5,609.70    20020801          360
    6206471655         6.375        360,000     20020801      20320701      360       2,245.94    20020801          360
    6206750009         6.125        373,600     20020801      20320701      360       2,270.04    20020801          360
    6207217131         6.000        537,937     20020801      20320701      360       3,225.21    20020801          360
    6211024093         6.000        600,000     20020701      20320601      360       3,597.31    20020701          359
    6212861600         5.875        355,600     20020801      20320701      360       2,103.51    20020801          360
    6217811741         5.500        412,000     20020801      20320701      360       2,339.30    20020801          360
    6220326158         5.875        440,000     20020701      20320601      360       2,602.77    20020701          359
    6220461088         6.250        392,800     20020801      20320701      360       2,418.54    20020801          360
    6222060912         6.125        945,000     20020801      20320701      360       5,741.92    20020801          360
    6227144695         6.000        392,000     20020801      20320701      360       2,350.24    20020801          360
    6230840032         5.875        710,000     20020801      20320701      360       4,199.92    20020801          360
    6231295483         6.000        340,000     20020801      20320701      360       2,038.48    20020801          360
    6233880951         6.250        382,800     20020701      20320601      360       2,356.97    20020701          359
    6237921272         6.250        467,275     20020701      20320601      360       2,877.10    20020701          359
    6238513805         5.750        424,000     20020801      20320701      360       2,474.35    20020801          360
    6241563367         5.875        365,000     20020801      20320701      360       2,159.12    20020801          360
    6249987170         6.375        735,000     20020801      20320701      360       4,585.45    20020801          360
    6251453046         6.250        395,950     20020801      20320701      360       2,437.94    20020801          360
    6253665480         5.750        588,000     20020801      20320701      360       3,431.41    20020801          360
    6253798596         6.375        320,000     20020801      20320701      360       1,996.39    20020801          360
    6257553088         5.875        600,000     20020801      20320701      360       3,549.23    20020801          360
    6257917259         5.875        360,000     20020801      20320701      360       2,129.54    20020801          360
    6258815635         5.625        324,800     20020801      20320701      360       1,869.74    20020801          360
    6259502604         6.000        512,000     20020801      20320701      360       3,069.70    20020801          360
    6260456634         5.750        564,000     20020801      20320701      360       3,291.36    20020801          360
    6262333906         6.625        456,000     20020801      20320701      360       2,919.82    20020801          360
    6262439208         6.500        896,000     20020801      20320701      360       5,663.33    20020801          360
    6262954198         6.250        376,000     20020801      20320701      360       2,315.10    20020801          360
    6262980318         6.000        385,000     20020801      20320701      360       2,308.27    20020801          360
    6263861277         6.000        352,000     20020801      20320701      360       2,110.42    20020801          360
    6264248581         6.250        495,000     20020701      20320601      360       3,047.81    20020701          359
    6264923597         6.125        500,000     20020801      20320701      360       3,038.06    20020801          360
    6265969706         5.875        570,000     20020801      20320701      360       3,371.77    20020801          360
    6266751665         6.000        368,000     20020801      20320701      360       2,206.35    20020801          360
    6266927075         6.125        475,000     20020701      20320601      360       2,886.15    20020701          359
    6268485734         6.000        700,000     20020701      20320601      360       4,196.86    20020701          359
    6269136732         6.125        350,000     20020801      20320701      360       2,126.64    20020801          360
    6270585117         6.375        345,000     20020801      20320701      360       2,152.36    20020801          360
    6271918267         6.000        460,000     20020801      20320701      360       2,757.94    20020801          360
    6273559978         6.250        560,000     20020801      20320701      360       3,448.02    20020801          360
    6276693642         5.625        600,000     20020801      20320701      360       3,453.94    20020801          360
    6276750681         5.875        850,000     20020801      20320701      360       5,028.08    20020801          360
    6277257249         6.125        320,000     20020801      20320701      360       1,944.36    20020801          360
    6277826357         6.000        330,000     20020801      20320701      360       1,978.52    20020801          360
    6279396011         6.000        320,000     20020801      20320701      360       1,918.57    20020801          360
    6279562513         6.500        359,600     20020801      20320701      360       2,272.92    20020801          360
    6280220127         6.250        426,000     20020701      20320601      360       2,622.96    20020701          359
    6281202074         6.500        380,000     20020801      20320701      360       2,401.86    20020801          360
    6281392156         6.125        348,000     20020701      20320601      360       2,114.49    20020701          359
    6282948980         6.375        472,000     20020701      20320601      360       2,944.67    20020801          359
    6282969929         6.000        391,200     20020801      20320701      360       2,345.45    20020801          360
    6285246093         5.500        352,700     20020801      20320701      360       2,002.60    20020801          360
    6285826837         6.250        785,000     20020801      20320701      360       4,833.39    20020801          360
    6289480003         6.250        391,400     20020801      20320701      360       2,409.92    20020801          360
    6291456439         6.500        349,200     20020701      20320601      360       2,207.19    20020701          359
    6294262982         6.125        411,900     20020701      20320601      360       2,502.75    20020701          359
    6294787723         6.000      1,000,000     20020801      20320701      360       5,995.51    20020801          360
    6295342940         5.875        380,000     20020701      20320601      360       2,247.85    20020701          359
    6296814160         6.000        457,600     20020801      20320701      360       2,743.55    20020801          360
    6300619589         6.500        584,000     20020701      20320601      360       3,691.28    20020701          359
    6302012981         6.375        735,000     20020801      20320701      360       4,585.45    20020801          360
    6302595431         6.000        508,000     20020801      20320701      360       3,045.72    20020801          360
    6306093441         5.875        831,750     20020801      20320701      360       4,920.12    20020801          360
    6306913200         6.125        404,900     20020701      20320601      360       2,460.22    20020701          359
    6309202569         6.250        508,000     20020801      20320701      360       3,127.85    20020801          360
    6309793088         5.625        333,000     20020801      20320701      360       1,916.94    20020801          360
    6310723546         6.250        396,000     20020801      20320701      360       2,438.25    20020801          360
    6310935959         5.750        400,000     20020801      20320701      360       2,334.30    20020801          360
    6318059802         6.375        700,000     20020801      20320701      360       4,367.09    20020801          360
    6321439504         6.250        516,000     20020801      20320701      360       3,177.11    20020801          360
    6321964402         6.000        328,500     20020801      20320701      360       1,969.53    20020801          360
    6322760098         6.125        450,000     20020801      20320701      360       2,734.25    20020801          360
    6325561196         5.750        750,000     20020801      20320701      360       4,376.80    20020801          360
    6326085211         6.000        612,400     20020701      20320601      360       3,671.65    20020701          359
    6326095178         6.000        500,000     20020801      20320701      360       2,997.76    20020801          360
    6326541262         6.125        504,000     20020701      20320601      360       3,062.36    20020701          359
    6328762718         6.125        467,400     20020801      20320701      360       2,839.98    20020801          360
    6335001977         6.250        313,500     20020801      20320701      360       1,930.28    20020801          360
    6335333370         6.375        368,500     20020701      20320601      360       2,298.97    20020801          359
    6335646185         6.125        320,000     20020801      20320701      360       1,944.36    20020801          360
    6335829799         5.875        447,000     20020801      20320701      360       2,644.18    20020801          360
    6336026742         6.000        519,000     20020801      20320701      360       3,111.67    20020801          360
    6336139685         6.375        928,000     20020801      20320701      360       5,789.52    20020801          360
    6336580698         6.000        528,000     20020801      20320701      360       3,165.63    20020801          360
    6336584351         6.250        500,000     20020801      20320701      360       3,078.59    20020801          360
    6338607382         6.250        580,000     20020801      20320701      360       3,571.16    20020801          360
    6342216725         5.875        648,000     20020801      20320701      360       3,833.17    20020801          360
    6346889816         6.500        742,000     20020801      20320701      360       4,689.95    20020801          360
    6346994277         4.875        500,000     20020801      20320701      360       2,646.05    20020801          360
    6347181700         6.375        351,920     20020801      20320701      360       2,195.53    20020801          360
    6352654088         6.000        531,200     20020801      20320701      360       3,184.82    20020801          360
    6354309129         6.250        500,000     20020801      20320701      360       3,078.59    20020801          360
    6354788538         6.250        369,500     20020801      20320701      360       2,275.08    20020901          360
    6355855096         6.375        580,200     20020801      20320701      360       3,619.70    20020801          360
    6356030277         6.250        382,400     20020701      20320601      360       2,354.51    20020701          359
    6357838561         6.000        994,000     20020801      20320701      360       5,959.54    20020801          360
    6359029789         6.000        368,000     20020701      20320601      360       2,206.35    20020701          359
    6359582258         6.000        325,000     20020801      20320701      360       1,948.54    20020801          360
    6359969745         6.000        370,000     20020801      20320701      360       2,218.34    20020801          360
    6360116328         6.125        400,000     20020701      20320601      360       2,430.45    20020701          359
    6362763770         6.000        894,000     20020801      20320701      360       5,359.99    20020801          360
    6365816823         5.750        742,000     20020801      20320701      360       4,330.12    20020801          360
    6368148182         6.500        448,000     20020701      20320601      360       2,831.67    20020701          359
    6368817125         5.875        584,200     20020801      20320701      360       3,455.77    20020801          360
    6368819287         6.000        344,000     20020801      20320701      360       2,062.46    20020801          360
    6370612282         6.125        586,000     20020801      20320701      360       3,560.60    20020801          360
    6370919638         6.375        580,000     20020801      20320701      360       3,618.45    20020801          360
    6371237923         6.375        440,000     20020801      20320701      360       2,745.03    20020801          360
    6372342169         6.125        329,567     20020801      20320701      360       2,002.49    20020801          360
    6375893457         5.875        650,000     20020801      20320701      360       3,845.00    20020801          360
    6377584229         6.125        430,000     20020701      20320601      360       2,612.73    20020701          359
    6378806985         6.125        358,000     20020801      20320701      360       2,175.25    20020801          360
    6379971879         6.000        342,300     20020801      20320701      360       2,052.27    20020801          360
    6380048386         6.750        488,000     20020701      20320601      360       3,165.16    20020801          359
    6380581725         6.000        700,000     20020801      20320701      360       4,196.86    20020801          360
    6380937067         6.250        440,000     20020701      20320601      360       2,709.16    20020701          359
    6381095923         6.375        345,000     20020701      20320601      360       2,152.36    20020701          359
    6381623526         5.750        400,000     20020801      20320701      360       2,334.30    20020801          360
    6384016173         5.875        425,000     20020701      20320601      360       2,514.04    20020701          359
    6385302010         6.250        500,000     20020701      20320601      360       3,078.59    20020701          359
    6389300580         5.875        778,000     20020801      20320701      360       4,602.17    20020801          360
    6390502547         6.250      1,000,000     20020801      20320701      360       6,157.18    20020801          360
    6393843880         6.375        472,000     20020801      20320701      360       2,944.67    20020801          360
    6394128372         6.500        615,200     20020701      20320601      360       3,888.49    20020701          359
    6397043271         6.125        633,600     20020801      20320701      360       3,849.83    20020801          360
    6399710356         6.125        400,000     20020801      20170701      180       3,402.50    20020801          180
    6399970976         6.375        373,800     20020701      20320601      360       2,332.03    20020701          359
    6400314297         5.875        448,000     20020801      20320701      360       2,650.09    20020801          360
    6401018491         5.875        362,400     20020701      20320601      360       2,143.74    20020701          359
    6404499748         5.875        612,000     20020701      20320601      360       3,620.22    20020701          359
    6404695386         6.125        800,000     20020801      20320701      360       4,860.89    20020801          360
    6406498763         6.000        615,000     20020701      20320601      360       3,687.24    20020701          359
    6410486572         6.125        955,000     20020801      20320701      360       5,802.69    20020801          360
    6412101609         6.000        353,000     20020801      20320701      360       2,116.42    20020801          360
    6413502029         6.000        459,600     20020801      20320701      360       2,755.54    20020801          360
    6415663720         6.250        974,000     20020701      20320601      360       5,997.09    20020701          359
    6415992046         5.875        479,900     20020801      20320701      360       2,838.79    20020801          360
    6418439581         6.000        422,000     20020801      20320701      360       2,530.11    20020801          360
    6420318336         6.625        356,000     20020701      20320601      360       2,279.51    20020701          359
    6421295087         5.875        362,000     20020301      20320201      360       2,141.37    20020701          355
    6422628682         6.125        500,000     20020801      20320701      360       3,038.06    20020801          360
    6427401341         6.125        412,000     20020801      20320701      360       2,503.36    20020801          360
    6427526196         5.875        560,000     20020801      20320701      360       3,312.62    20020801          360
    6429971069         6.000        400,000     20020801      20320701      360       2,398.21    20020801          360
    6431492708         5.750        336,000     20020801      20320701      360       1,960.81    20020801          360
    6434040405         6.375        609,000     20020801      20320701      360       3,799.37    20020801          360
    6434970312         6.000        513,750     20020801      20320701      360       3,080.20    20020801          360
    6435999948         6.000        500,000     20020801      20320701      360       2,997.76    20020801          360
    6440861711         6.000        464,000     20020801      20320701      360       2,781.92    20020801          360
    6442003155         5.875        628,600     20020801      20320701      360       3,718.41    20020801          360
    6442148034         6.375        880,000     20020701      20320601      360       5,490.06    20020701          359
    6443398570         5.500        420,000     20020801      20320701      360       2,384.72    20020801          360
    6443736670         6.000        960,000     20020701      20320601      360       5,755.69    20020701          359
    6445744235         6.750        353,600     20020801      20320701      360       2,293.45    20020801          360
    6448171964         6.000        568,000     20020801      20320701      360       3,405.45    20020801          360
    6449658597         5.750        500,000     20020801      20320701      360       2,917.87    20020801          360
    6450771057         6.250        392,000     20020801      20320701      360       2,413.62    20020801          360
    6453544006         6.750        320,000     20020801      20320701      360       2,075.52    20020801          360
    6454626109         6.000        310,500     20020801      20320701      360       1,861.61    20020801          360
    6457575642         6.250        480,000     20020801      20320701      360       2,955.45    20020801          360
    6461580943         5.875        480,000     20020801      20320701      360       2,839.39    20020801          360
    6461713940         6.375        720,000     20020801      20320701      360       4,491.87    20020801          360
    6462640506         6.000        850,000     20020801      20320701      360       5,096.18    20020801          360
    6464829040         6.000        535,000     20020801      20320701      360       3,207.60    20020801          360
    6467737968         6.000        482,000     20020801      20320701      360       2,889.84    20020801          360
    6468839946         5.875        516,000     20020801      20320701      360       3,052.34    20020801          360
    6470864080         6.500        455,000     20020701      20320601      360       2,875.91    20020701          359
    6473750096         6.125        997,500     20020801      20320701      360       6,060.92    20020801          360
    6475831068         6.000        560,000     20020801      20320701      360       3,357.49    20020801          360
    6476603185         6.500        572,000     20020701      20320601      360       3,615.43    20020701          359
    6477245523         5.750        588,000     20020801      20320701      360       3,431.41    20020801          360
    6479202969         5.875        670,000     20020801      20320701      360       3,963.31    20020801          360
    6482594543         6.625        595,000     20020801      20320701      360       3,809.86    20020801          360
    6484312282         6.250      1,000,000     20020801      20320701      360       6,157.18    20020801          360
    6488018695         5.875        352,500     20020701      20320601      360       2,085.18    20020701          359
    6488739738         4.625        800,000     20020801      20320701      360       4,113.12    20020801          360
    6489271871         6.125        344,000     20020801      20320701      360       2,090.19    20020801          360
    6490275937         6.375        416,000     20020801      20320701      360       2,595.30    20020801          360
    6491884778         6.000        396,500     20020801      20320701      360       2,377.22    20020801          360
    6493244260         6.375        543,000     20020701      20320601      360       3,387.62    20020701          359
    6493883505         5.250        630,000     20020801      20320701      360       3,478.89    20020801          360
    6496145829         6.000        412,500     20020801      20320701      360       2,473.15    20020801          360
    6497807641         6.000        472,000     20020801      20320701      360       2,829.88    20020801          360
    6500647984         6.000        350,000     20020801      20320701      360       2,098.43    20020801          360
    6501534454         6.000        376,000     20020801      20320701      360       2,254.31    20020801          360
    6503061209         6.000        340,200     20020801      20320701      360       2,039.68    20020801          360
    6503383371         6.375        500,000     20020701      20320601      360       3,119.35    20020701          359
    6504055754         6.625        332,000     20020701      20320601      360       2,125.84    20020701          359
    6504137966         6.000        415,200     20020801      20320701      360       2,489.34    20020801          360
    6504208064         5.750        674,400     20020801      20320701      360       3,935.62    20020801          360
    6504672038         5.750        348,000     20020801      20320701      360       2,030.84    20020801          360
    6505283520         6.250        375,000     20020701      20320601      360       2,308.94    20020701          359
    6506513644         6.000        985,000     20020801      20320701      360       5,905.58    20020801          360
    6508675581         6.375        550,000     20020801      20320701      360       3,431.29    20020801          360
    6510465237         5.875        709,332     20020801      20320701      360       4,195.97    20020801          360
    6511486513         6.375      1,000,000     20020801      20320701      360       6,238.70    20020801          360
    6511781848         6.000        344,000     20020801      20320701      360       2,062.46    20020801          360
    6513645843         6.375        333,980     20020701      20320601      360       2,083.61    20020701          359
    6516218648         6.375        986,000     20020801      20320701      360       6,151.36    20020801          360
    6517084742         5.875        476,000     20020801      20320701      360       2,815.72    20020801          360
    6517209505         6.125        720,000     20020801      20320701      360       4,374.80    20020801          360
    6518067894         5.875        325,000     20020801      20320701      360       1,922.50    20020801          360
    6520829737         6.000        989,000     20020801      20320701      360       5,929.56    20020801          360
    6521091790         5.875        418,591     20020801      20320701      360       2,476.13    20020801          360
    6524644587         6.000        474,000     20020801      20320701      360       2,841.87    20020801          360
    6525605389         5.875        487,000     20020801      20320701      360       2,880.79    20020801          360
    6525863749         6.000        360,000     20020801      20320701      360       2,158.39    20020801          360
    6530114633         5.875        650,000     20020801      20320701      360       3,845.00    20020801          360
    6532193924         6.000        460,000     20020801      20320701      360       2,757.94    20020801          360
    6532786149         6.250        404,000     20020801      20320701      360       2,487.50    20020801          360
    6533114788         6.000        515,500     20020801      20320701      360       3,090.69    20020801          360
    6538184976         5.875        471,480     20020801      20320701      360       2,788.99    20020801          360
    6543359233         6.000        625,000     20020801      20320701      360       3,747.20    20020801          360
    6543578188         5.750        542,500     20020701      20320601      360       3,165.89    20020701          359
    6543588625         5.750        336,300     20020701      20320601      360       1,962.56    20020701          359
    6543642828         6.250        391,200     20020801      20320701      360       2,408.69    20020801          360
    6543737438         6.125        734,000     20020801      20320701      360       4,459.87    20020801          360
    6545219302         6.000        326,320     20020801      20320701      360       1,956.46    20020801          360
    6550946286         5.625        624,000     20020801      20320701      360       3,592.10    20020801          360
    6551011726         6.375        605,000     20020701      20320601      360       3,774.42    20020701          359
    6551546333         6.250        825,000     20020801      20320701      360       5,079.67    20020801          360
    6553504660         5.750        426,400     20020801      20320701      360       2,488.36    20020801          360
    6553908655         6.250        492,000     20020801      20320701      360       3,029.33    20020801          360
    6554159670         5.875        850,000     20020801      20320701      360       5,028.08    20020801          360
    6556932306         6.000        585,000     20020701      20320601      360       3,507.38    20020701          359
    6558583461         6.125        355,000     20020801      20320701      360       2,157.02    20020801          360
    6558621469         6.250        509,600     20020801      20320701      360       3,137.70    20020801          360
    6559099442         6.500        312,080     20020801      20320701      360       1,972.56    20020801          360
    6560836469         5.750        341,700     20020801      20320701      360       1,994.07    20020801          360
    6561939619         5.500        450,000     20020701      20320601      360       2,555.06    20020701          359
    6562153798         6.125        367,500     20020801      20320701      360       2,232.97    20020801          360
    6563860714         5.750        320,000     20020701      20320601      360       1,867.44    20020701          359
    6564418025         6.125        396,000     20020801      20320701      360       2,406.14    20020801          360
    6568839077         6.250        699,000     20020701      20320601      360       4,303.87    20020701          359
    6569332684         5.625        425,000     20020801      20320701      360       2,446.54    20020801          360
    6569661801         6.000        684,000     20020801      20320701      360       4,100.93    20020801          360
    6569793059         6.375        482,303     20020801      20320701      360       3,008.95    20020801          360
    6570160520         6.250        540,000     20020801      20320701      360       3,324.88    20020801          360
    6571548327         6.500        600,000     20020801      20320701      360       3,792.41    20020801          360
    6573154694         6.000        322,000     20020801      20320701      360       1,930.56    20020801          360
    6575102725         6.250        648,000     20020801      20320701      360       3,989.85    20020801          360
    6575608143         5.875        800,000     20020701      20320601      360       4,732.31    20020801          359
    6577222828         6.750        550,000     20020801      20320701      360       3,567.29    20020801          360
    6577540047         5.625        427,410     20020701      20320601      360       2,460.42    20020701          359
    6580842653         6.250        600,000     20020701      20320601      360       3,694.31    20020701          359
    6585989426         6.125        387,000     20020801      20320701      360       2,351.46    20020801          360
    6587468494         6.750        400,000     20020701      20320601      360       2,594.40    20020801          359
    6589406914         6.125        369,665     20020801      20320701      360       2,246.13    20020801          360
    6591858201         5.750        896,000     20020801      20320701      360       5,228.82    20020801          360
    6594299171         6.125        725,000     20020801      20320701      360       4,405.18    20020801          360
    6594575000         6.250        476,000     20020701      20320601      360       2,930.82    20020801          359
    6594817741         5.875        956,000     20020801      20320701      360       5,655.11    20020801          360
    6596917705         6.125        424,000     20020801      20320701      360       2,576.27    20020801          360
    6598558150         5.375        428,000     20020701      20320601      360       2,396.68    20020701          359
    6603123727         6.000        990,000     20020801      20320701      360       5,935.55    20020801          360
    6604402864         6.375      1,000,000     20020701      20320601      360       6,238.70    20020701          359
    6610484989         5.375        505,000     20020701      20320601      360       2,827.86    20020701          359
    6611158244         6.000        452,000     20020801      20320701      360       2,709.97    20020801          360
    6612013133         6.000        428,000     20020801      20320701      360       2,566.08    20020801          360
    6614179049         6.000        392,700     20020801      20320701      360       2,354.44    20020801          360
    6616747041         6.000        399,200     20020801      20320701      360       2,393.41    20020801          360
    6618221409         6.375        343,200     20020701      20320601      360       2,141.13    20020701          359
    6621108643         5.875        480,000     20020801      20320701      360       2,839.39    20020801          360
    6621502951         5.875        480,000     20020801      20320701      360       2,839.39    20020801          360
    6621859187         6.250        465,000     20020701      20320601      360       2,863.09    20020701          359
    6623983217         5.875        563,000     20020801      20320701      360       3,330.36    20020801          360
    6624158165         6.000        490,300     20020801      20320701      360       2,939.60    20020801          360
    6624485741         6.250        430,000     20020801      20320701      360       2,647.59    20020801          360
    6625800898         5.875        315,000     20020801      20320701      360       1,863.35    20020801          360
    6626642125         6.125        689,249     20020801      20320701      360       4,187.95    20020801          360
    6626707175         6.500        532,000     20020801      20320701      360       3,362.61    20020801          360
    6631406326         6.250        560,000     20020701      20320601      360       3,448.02    20020701          359
    6632145634         6.125        392,800     20020801      20320701      360       2,386.70    20020801          360
    6634878265         6.000        595,000     20020801      20320701      360       3,567.33    20020801          360
    6636201953         6.750        396,000     20020701      20320601      360       2,568.45    20020701          359
    6639380176         6.000        546,000     20020801      20320701      360       3,273.55    20020801          360
    6641067084         5.875        333,900     20020701      20320601      360       1,975.15    20020701          359
    6645854784         6.875        310,000     20020701      20320601      360       2,036.48    20020701          359
    6646019064         5.875        330,500     20020801      20320701      360       1,955.04    20020801          360
    6648032701         5.875        998,000     20020801      20320701      360       5,903.55    20020801          360
    6649154256         6.000      1,000,000     20020801      20320701      360       5,995.51    20020801          360
    6649294854         6.125        430,000     20020701      20320601      360       2,612.73    20020701          359
    6649305460         6.250        654,480     20020801      20320701      360       4,029.75    20020801          360
    6649816896         5.875        990,000     20020801      20320701      360       5,856.23    20020801          360
    6653141850         4.750        400,000     20020801      20320701      360       2,086.59    20020801          360
    6653791225         6.750        640,000     20020801      20120701      120       7,348.75    20020801          120
    6654265716         6.250        460,000     20020801      20320701      360       2,832.30    20020801          360
    6654682019         6.000        381,000     20020801      20320701      360       2,284.29    20020801          360
    6657084163         6.500        442,650     20020801      20320701      360       2,797.85    20020801          360
    6658115743         5.875        349,000     20020801      20320701      360       2,064.47    20020801          360
    6658377632         6.000        440,000     20020701      20320601      360       2,638.03    20020701          359
    6661107141         5.875        319,200     20020701      20320601      360       1,888.19    20020701          359
    6662408225         6.250        340,000     20020801      20320701      360       2,093.44    20020801          360
    6666693327         6.500        645,000     20020701      20320601      360       4,076.84    20020701          359
    6667553223         6.250        361,000     20020801      20320701      360       2,222.74    20020801          360
    6667784273         6.000        500,000     20020801      20320701      360       2,997.76    20020801          360
    6668681064         5.875        382,400     20020801      20320701      360       2,262.05    20020801          360
    6668865998         6.250        320,000     20020801      20320701      360       1,970.30    20020801          360
    6669493709         6.000        416,767     20020801      20320701      360       2,498.73    20020801          360
    6669836329         6.000        335,000     20020801      20320701      360       2,008.50    20020801          360
    6671284716         5.500        420,000     20020801      20320701      360       2,384.72    20020801          360
    6675823261         5.875        372,000     20020801      20320701      360       2,200.53    20020801          360
    6675852153         6.375        327,000     20020701      20320601      360       2,040.06    20020701          359
    6677030576         6.625        306,850     20020701      20320601      360       1,964.80    20020701          359
    6681007818         6.000        712,000     20020801      20320701      360       4,268.80    20020801          360
    6684206748         6.000        395,000     20020801      20320701      360       2,368.23    20020801          360
    6684233171         6.125        600,000     20020701      20320601      360       3,645.67    20020701          359
    6685071216         5.875        656,000     20020701      20320601      360       3,880.49    20020701          359
    6685917384         6.000        362,300     20020801      20320701      360       2,172.18    20020801          360
    6687436821         6.125        341,910     20020801      20320701      360       2,077.49    20020801          360
    6691618224         6.125        391,100     20020701      20320601      360       2,376.37    20020701          359
    6693624600         5.875        719,200     20020701      20320601      360       4,254.34    20020701          359
    6695720950         6.250        482,000     20020801      20320701      360       2,967.76    20020801          360
    6696146270         5.750        500,000     20020701      20320601      360       2,917.87    20020701          359
    6698100101         5.750        444,000     20020801      20320701      360       2,591.07    20020801          360
    6698480115         6.125        626,000     20020801      20320701      360       3,803.65    20020801          360
    6702534972         5.875        375,000     20020801      20320701      360       2,218.27    20020801          360
    6704391751         6.250        482,000     20020801      20320701      360       2,967.76    20020801          360
    6706112783         5.875        456,000     20020801      20320701      360       2,697.42    20020801          360
    6712366852         6.375        415,000     20020801      20320701      360       2,589.07    20020801          360
    6714039515         6.125        780,000     20020701      20320601      360       4,739.37    20020701          359
    6715243017         6.500        395,000     20020701      20320601      360       2,496.67    20020701          359
    6718244988         6.125        344,000     20020801      20320701      360       2,090.19    20020801          360
    6719030345         6.125        328,000     20020801      20320701      360       1,992.97    20020801          360
    6722921142         6.500        329,000     20020801      20320701      360       2,079.51    20020801          360
    6724400038         6.250        436,000     20020801      20320701      360       2,684.53    20020801          360
    6724901290         6.500        400,410     20020701      20320601      360       2,530.87    20020701          359
    6727327568         6.000        350,000     20020801      20320701      360       2,098.43    20020801          360
    6728113678         5.875        600,000     20020801      20320701      360       3,549.23    20020801          360
    6731056690         5.875        355,000     20020801      20320701      360       2,099.96    20020801          360
    6731191711         6.000        504,000     20020801      20320701      360       3,021.74    20020801          360
    6732613580         5.875        526,000     20020801      20320701      360       3,111.49    20020801          360
    6732790230         6.125        339,500     20020801      20320701      360       2,062.84    20020801          360
    6733433210         5.875        502,000     20020801      20320701      360       2,969.52    20020801          360
    6735071927         6.125        375,250     20020801      20320701      360       2,280.06    20020801          360
    6736372365         6.250        492,000     20020801      20320701      360       3,029.33    20020801          360
    6736933430         6.500        396,000     20020801      20320701      360       2,502.99    20020801          360
    6738546446         5.875        507,000     20020801      20320701      360       2,999.10    20020801          360
    6739676457         6.250      1,000,000     20020801      20320701      360       6,157.18    20020801          360
    6742228593         6.000        356,000     20020801      20320701      360       2,134.40    20020801          360
    6747156088         6.375        370,000     20020701      20320601      360       2,308.32    20020701          359
    6747182878         5.875        627,000     20020801      20320701      360       3,708.95    20020801          360
    6747424023         5.875        765,000     20020801      20320701      360       4,525.27    20020801          360
    6749455231         6.375        428,000     20020701      20320601      360       2,670.17    20020701          359
    6751802114         5.875        353,000     20020701      20320601      360       2,088.13    20020701          359
    6753746301         6.375        478,000     20020801      20320701      360       2,982.10    20020801          360
    6754922455         6.125        400,000     20020801      20320701      360       2,430.45    20020801          360
    6755059950         6.375        416,000     20020801      20320701      360       2,595.30    20020801          360
    6758259581         6.000        428,000     20020801      20320701      360       2,566.08    20020801          360
    6762037544         6.125        550,000     20020701      20320601      360       3,341.86    20020701          359
    6762309026         6.125        728,000     20020701      20320601      360       4,423.41    20020701          359
    6763807176         6.250        421,500     20020801      20320701      360       2,595.25    20020801          360
    6766438383         6.125        520,000     20020801      20320701      360       3,159.58    20020801          360
    6768930205         6.125        407,000     20020801      20320701      360       2,472.98    20020801          360
    6773804189         6.375        572,000     20020801      20320701      360       3,568.54    20020801          360
    6774760893         6.125        550,000     20020801      20320701      360       3,341.86    20020801          360
    6779335105         6.000        496,500     20020801      20320701      360       2,976.77    20020801          360
    6780398811         5.125        900,000     20020801      20320701      360       4,900.39    20020801          360
    6781243438         6.375        360,000     20020701      20320601      360       2,245.94    20020701          359
    6781911810         6.125        564,000     20020801      20320701      360       3,426.93    20020801          360
    6782247016         5.750      1,000,000     20020701      20320601      360       5,835.73    20020701          359
    6782635574         6.000        324,000     20020701      20320601      360       1,942.55    20020701          359
    6783511758         4.875        532,054     20020801      20320701      360       2,815.68    20020801          360
    6784093988         6.375        612,000     20020801      20320701      360       3,818.09    20020801          360
    6790846734         5.750        379,000     20020801      20320701      360       2,211.75    20020801          360
    6790962671         6.250        462,000     20020801      20320701      360       2,844.62    20020801          360
    6791412767         6.125        585,600     20020801      20320701      360       3,558.17    20020801          360
    6791979062         6.125        375,200     20020801      20320701      360       2,279.76    20020801          360
    6792731116         6.000        600,000     20020801      20320701      360       3,597.31    20020801          360
    6793514271         6.125        543,000     20020701      20320601      360       3,299.33    20020701          359
    6797885420         6.000        662,912     20020801      20320701      360       3,974.50    20020801          360
    6798552201         6.125        460,000     20020801      20320701      360       2,795.01    20020801          360
    6799781437         6.250        456,000     20020801      20320701      360       2,807.68    20020801          360
    6800853316         6.125        355,000     20020701      20320601      360       2,157.02    20020701          359
    6805471833         5.750        536,000     20020801      20320701      360       3,127.96    20020801          360
    6807307365         6.125        710,000     20020801      20320701      360       4,314.04    20020801          360
    6810002730         6.000        375,000     20020801      20320701      360       2,248.32    20020801          360
    6810388683         6.250        358,000     20020801      20320701      360       2,204.27    20020801          360
    6815848368         6.125        380,000     20020701      20320601      360       2,308.92    20020701          359
    6816004045         6.375        500,000     20020801      20320701      360       3,119.35    20020801          360
    6817358242         4.625        371,600     20020701      20320601      360       1,910.55    20020701          359
    6817859991         6.500        320,000     20020701      20320601      360       2,022.62    20020701          359
    6818278118         6.500        450,000     20020801      20320701      360       2,844.31    20020801          360
    6820824016         6.000        404,000     20020801      20320701      360       2,422.19    20020801          360
    6821090419         5.875        582,000     20020801      20320701      360       3,442.75    20020801          360
    6821176416         5.875        325,000     20020801      20320701      360       1,922.50    20020801          360
    6825452086         6.500        423,000     20020801      20320701      360       2,673.65    20020801          360
    6828613890         5.875        540,000     20020801      20320701      360       3,194.31    20020801          360
    6829741039         5.125        375,000     20020701      20320601      360       2,041.83    20020701          359
    6830308323         5.875        355,000     20020801      20320701      360       2,099.96    20020801          360
    6830526262         5.875        344,000     20020801      20320701      360       2,034.90    20020801          360
    6836039328         6.250        420,000     20020801      20320701      360       2,586.02    20020801          360
    6836956158         6.000        562,500     20020801      20320701      360       3,372.48    20020801          360
    6840301912         5.625        550,000     20020801      20320701      360       3,166.12    20020801          360
    6841422949         6.125        400,000     20020701      20320601      360       2,430.45    20020701          359
    6844688025         6.250        974,000     20020801      20170701      180       8,351.30    20020801          180
    6844766318         6.000        499,900     20020801      20320701      360       2,997.16    20020801          360
    6845281085         5.875        352,000     20020801      20320701      360       2,082.22    20020801          360
    6848018245         6.125        444,000     20020701      20320601      360       2,697.80    20020701          359
    6848884323         6.250        671,000     20020701      20320601      360       4,131.47    20020701          359
    6851504420         6.125        610,000     20020801      20320701      360       3,706.43    20020801          360
    6852132288         6.125        352,000     20020801      20320701      360       2,138.79    20020801          360
    6852792792         6.000        748,000     20020801      20320701      360       4,484.64    20020801          360
    6853049218         6.375        476,000     20020701      20320601      360       2,969.63    20020701          359
    6853909965         5.875        509,000     20020801      20320701      360       3,010.93    20020801          360
    6854904056         5.875        350,000     20020801      20320701      360       2,070.39    20020801          360
    6854917959         6.000        384,563     20020801      20320701      360       2,305.65    20020801          360
    6855014236         5.250        379,840     20020801      20320701      360       2,097.50    20020801          360
    6858501825         6.500        600,000     20020801      20320701      360       3,792.41    20020801          360
    6860714143         6.125        360,000     20020701      20320601      360       2,187.40    20020701          359
    6862462469         6.500        348,800     20020801      20320701      360       2,204.66    20020801          360
    6862545685         6.000        620,000     20020801      20320701      360       3,717.22    20020801          360
    6863645096         5.875        360,000     20020801      20320701      360       2,129.54    20020801          360
    6864192312         6.375        430,000     20020801      20320701      360       2,682.65    20020801          360
    6864434169         6.375        591,200     20020701      20320601      360       3,688.32    20020701          359
    6864848517         5.875        380,000     20020801      20320701      360       2,247.85    20020801          360
    6866013003         6.125        325,000     20020801      20320701      360       1,974.74    20020801          360
    6872507873         5.875        350,000     20020801      20320701      360       2,070.39    20020801          360
    6874085381         6.125        640,000     20020701      20320601      360       3,888.71    20020701          359
    6877820537         6.125        360,000     20020701      20320601      360       2,187.40    20020701          359
    6878209441         6.250        750,000     20020701      20320601      360       4,617.88    20020701          359
    6879148978         5.875        515,850     20020701      20170601      180       4,318.28    20020701          179
    6884190338         6.000        336,000     20020801      20320701      360       2,014.49    20020801          360
    6884446995         6.125        600,000     20020801      20320701      360       3,645.67    20020801          360
    6884516912         5.875        527,200     20020801      20320701      360       3,118.59    20020801          360
    6885496619         6.250        693,000     20020801      20320701      360       4,266.93    20020801          360
    6887552724         6.125        569,000     20020801      20320701      360       3,457.31    20020801          360
    6887694005         6.625        320,600     20020701      20320601      360       2,052.84    20020701          359
    6894174892         6.125        389,200     20020801      20320701      360       2,364.83    20020801          360
    6895166350         5.750        466,000     20020801      20320701      360       2,719.45    20020801          360
    6896273932         6.375        596,000     20020801      20320701      360       3,718.27    20020801          360
    6904345474         6.000        492,000     20020801      20270701      300       3,169.97    20020801          300
    6905078934         6.125        844,000     20020801      20320701      360       5,128.24    20020801          360
    6905113681         6.250        738,974     20020701      20320601      360       4,550.00    20020701          359
    6905282890         6.000        530,800     20020801      20320701      360       3,182.42    20020801          360
    6906327132         6.000        442,000     20020801      20320701      360       2,650.02    20020801          360
    6911659461         6.500        650,000     20020801      20320701      360       4,108.45    20020801          360
    6911815246         6.750        337,600     20020701      20320601      360       2,189.67    20020701          359
    6912561344         6.875        327,750     20020701      20320601      360       2,153.09    20020701          359
    6912844211         5.875        320,000     20020801      20320701      360       1,892.93    20020801          360
    6914879611         6.125        522,500     20020701      20320601      360       3,174.77    20020701          359
    6917125376         6.250        568,000     20020801      20320701      360       3,497.28    20020801          360
    6921755416         6.000        636,800     20020701      20320601      360       3,817.94    20020701          359
    6923381161         6.125        464,000     20020801      20320701      360       2,819.32    20020801          360
    6924107482         6.125        536,500     20020801      20320701      360       3,259.84    20020801          360
    6924812842         6.250        706,000     20020801      20320701      360       4,346.97    20020801          360
    6925291558         6.375        326,400     20020701      20320601      360       2,036.32    20020701          359
    6929736061         6.500        450,000     20020801      20320701      360       2,844.31    20020801          360
    6930866097         6.375        416,000     20020801      20320701      360       2,595.30    20020801          360
    6931171281         6.375        339,100     20020801      20320701      360       2,115.55    20020801          360
    6931857558         6.125        406,400     20020801      20320701      360       2,469.33    20020801          360
    6933772029         5.625        492,000     20020801      20320701      360       2,832.23    20020801          360
    6934617686         6.000        320,000     20020801      20320701      360       1,918.57    20020801          360
    6935519691         6.250        910,000     20020801      20320701      360       5,603.03    20020801          360
    6938905210         6.000        745,000     20020801      20320701      360       4,466.66    20020801          360
    6940023986         6.250        980,000     20020801      20320701      360       6,034.03    20020801          360
    6943688496         6.125        500,800     20020801      20320701      360       3,042.92    20020801          360
    6944482279         5.625        575,000     20020801      20320701      360       3,310.03    20020801          360
    6947469034         6.375        399,000     20020801      20320701      360       2,489.25    20020801          360
    6948719676         6.125        432,500     20020801      20320701      360       2,627.92    20020801          360
    6949206970         6.500        525,000     20020701      20320601      360       3,318.36    20020701          359
    6949990425         5.250        436,800     20020801      20320701      360       2,412.03    20020801          360
    6950606902         6.500        387,000     20020701      20320601      360       2,446.11    20020701          359
    6951050365         6.000        375,000     20020701      20320601      360       2,248.32    20020701          359
    6952153184         6.125        900,000     20020801      20320701      360       5,468.50    20020801          360
    6960886767         6.375        649,600     20020801      20320701      360       4,052.66    20020801          360
    6962621832         6.500        540,000     20020801      20320701      360       3,413.17    20020801          360
    6963157042         6.000        472,000     20020801      20320701      360       2,829.88    20020801          360
    6963757742         6.125        382,400     20020801      20320701      360       2,323.51    20020801          360
    6965158360         6.000        400,000     20020801      20320701      360       2,398.21    20020801          360
    6966328897         5.875        496,000     20020801      20320701      360       2,934.03    20020801          360
    6968275005         5.750      1,000,000     20020801      20320701      360       5,835.73    20020801          360
    6972713967         6.250        385,000     20020801      20320701      360       2,370.52    20020801          360
    6972920877         6.375        394,000     20020801      20320701      360       2,458.05    20020801          360
    6973413161         6.625      1,000,000     20020701      20320601      360       6,403.11    20020701          359
    6976468832         5.875        377,000     20020701      20320601      360       2,230.10    20020701          359
    6978448246         6.500        477,600     20020801      20320701      360       3,018.76    20020801          360
    6978561444         6.250        432,500     20020801      20320701      360       2,662.98    20020801          360
    6978863378         5.875        550,700     20020801      20320701      360       3,257.60    20020801          360
    6981733444         6.000        479,200     20020801      20320701      360       2,873.05    20020801          360
    6981847418         6.125        650,000     20020801      20320701      360       3,949.47    20020801          360
    6982664655         6.500        548,000     20020701      20320601      360       3,463.74    20020701          359
    6983044493         6.375        988,000     20020701      20320601      360       6,163.84    20020701          359
    6983477503         6.125        305,000     20020801      20320701      360       1,853.22    20020801          360
    6987163570         6.125        500,000     20020801      20320701      360       3,038.06    20020801          360
    6988365018         6.000        700,000     20020801      20320701      360       4,196.86    20020801          360
    6988517519         5.875        350,000     20020801      20320701      360       2,070.39    20020801          360
    6990250778         6.125        413,650     20020801      20320701      360       2,513.39    20020801          360
    6991938652         5.875        396,000     20020801      20320701      360       2,342.49    20020801          360
    6993191706         6.125        392,000     20020701      20320601      360       2,381.84    20020701          359
    6994808662         5.875        341,500     20020801      20320701      360       2,020.11    20020801          360
    6999247825         6.500        633,000     20020701      20320601      360       4,001.00    20020701          359
    7016016177         6.250        446,000     20020801      20320701      360       2,746.10    20020801          360
    7016022019         6.125        386,800     20020801      20320701      360       2,350.24    20020801          360
    7016022407         6.125        405,000     20020801      20320701      360       2,460.83    20020801          360
    7016023017         6.250        460,000     20020801      20320701      360       2,832.30    20020801          360
    7016039815         5.500        410,000     20020801      20320701      360       2,327.94    20020801          360
    7016040847         6.250        316,000     20020801      20320701      360       1,945.67    20020801          360
    7016041357         5.750        490,000     20020801      20320701      360       2,859.51    20020801          360
    7016042942         5.500        315,000     20020801      20320701      360       1,788.54    20020801          360


BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 1:  5/1 LIBOR
MORTGAGE SCHEDULE


(Table Continued)

       LOAN                SCHEDULED               APPRAISAL       SALES      1ST CHANGE     ADJUSTMENT     CONVERSION
      NUMBER                  PB          FICO       VALUE         PRICE         DATE        FREQUENCY         FLAG       MARGIN
-----------------------------------------------------------------------------------------------------------------------------------
    6002677612             413,286.00      657       578,250          --       20070701         012             N         2.250
    6003925051             442,500.00      786       930,000       929,000     20070701         012             N         2.250
    6004345416             428,000.00      789       550,000       535,000     20070701         012             N         2.250
    6005132888             750,000.00      760     1,250,000          --       20070701         012             N         2.250
    6005931701             308,000.00      797       400,000       385,000     20070701         012             N         2.250
    6010962741             492,000.00      763       625,000       615,000     20070701         012             N         2.250
    6011589980             628,000.00      710       795,000          --       20070701         012             N         2.250
    6012761026             425,000.00      788       760,000       760,000     20070701         012             N         2.250
    6015293316             481,440.00      771       620,000       601,800     20070701         012             N         2.250
    6015682336             632,000.00      772       920,000          --       20070701         012             N         2.250
    6016880186             309,683.94      775       537,000       530,000     20070601         012             N         2.250
    6019364725             338,769.54      778       635,000          --       20070601         012             N         2.250
    6019602660             573,700.00      786       820,000       819,650     20070701         012             N         2.250
    6021656761             554,447.49      760       740,000       740,000     20070601         012             N         2.250
    6022250572             447,626.00      791       575,000          --       20070701         012             N         2.250
    6026539053             731,250.00      674       975,000       975,000     20070701         012             N         2.250
    6026650439             580,000.00      740     2,700,000          --       20070701         012             N         2.250
    6027541280             472,000.00      775       610,000          --       20070701         012             N         2.250
    6031483800             464,000.00      741       800,000          --       20070701         012             N         2.250
    6032767193             413,600.00      734       517,000       517,000     20070701         012             N         2.250
    6033638625             569,200.00      749       950,000          --       20070701         012             N         2.250
    6034731536             623,000.00      763       795,000          --       20070701         012             N         2.250
    6036905286             468,000.00      794       585,000       585,000     20070701         012             N         2.250
    6037967715             575,000.00      775       775,000       775,000     20070701         012             N         2.250
    6041264182             553,474.34      720     1,900,000          --       20070601         012             N         2.250
    6043884565             510,000.00      707       640,000          --       20070701         012             N         2.250
    6044284377             583,200.00      680       729,000       729,000     20070701         012             N         2.250
    6045208805           1,000,000.00      718     1,500,000          --       20070701         012             N         2.250
    6045324578             945,450.00      786     1,400,000          --       20070701         012             N         2.250
    6054175390             830,550.00      765     1,107,400     1,107,400     20070701         012             N         2.250
    6055361551             672,000.00      708       960,000          --       20070701         012             N         2.250
    6056462739             328,000.00      780       415,000       410,000     20070701         012             N         2.250
    6056536037             999,028.06      785     1,450,000          --       20070601         012             N         2.250
    6057191519             398,811.99      774       505,000       499,203     20070601         012             N         2.250
    6058205664             643,000.00      764       837,000          --       20070701         012             N         2.250
    6058299162             737,000.00      746     1,100,000          --       20070701         012             N         2.250
    6058951077             438,000.00      742       548,000       547,500     20070701         012             N         2.250
    6062448862             709,276.12      726     1,015,000          --       20070601         012             N         2.250
    6065213834             495,000.00      780       675,000       675,000     20070701         012             N         2.250
    6066975357             593,500.00      739       770,000          --       20070701         012             N         2.250
    6068129508             729,000.00      766     1,400,000          --       20070701         012             N         2.250
    6068902185             544,000.00      791     2,100,000          --       20070701         012             N         2.250
    6070791154             603,000.00      768     1,300,000          --       20070701         012             N         2.250
    6072291997             352,000.00      740       450,000       440,000     20070701         012             N         2.250
    6072349779             997,000.00      730     1,450,000          --       20070701         012             N         2.250
    6073090109             684,000.00      725       860,000          --       20070701         012             N         2.250
    6073478049             340,000.00      726       486,000          --       20070701         012             N         2.250
    6075702727             750,000.00      747       950,000       950,000     20070701         012             N         2.250
    6075839925             364,800.00      734       456,000       456,000     20070701         012             N         2.250
    6076918041             624,406.97      770       815,000          --       20070601         012             N         2.250
    6078605794             403,000.00      773       505,000          --       20070701         012             N         2.250
    6080254474             608,422.16      754       875,000          --       20070601         012             N         2.250
    6080488239             535,000.00      723       800,000          --       20070701         012             N         2.250
    6080548461             550,000.00      775       860,000          --       20070701         012             N         2.250
    6084885240             367,000.00      757       675,000          --       20070701         012             N         2.250
    6085673009             356,000.00      751       445,000       445,000     20070701         012             N         2.250
    6085779343             389,600.00      744       487,000       487,000     20070701         012             N         2.250
    6086358428             575,000.00      752     1,150,000          --       20070701         012             N         2.250
    6087984875             515,000.00      714       790,000          --       20070701         012             N         2.250
    6093024294             361,600.00      720       452,000          --       20070701         012             N         2.250
    6093363304             718,000.00      794       928,000          --       20070701         012             N         2.250
    6094928279             410,000.00      733       590,000          --       20070701         012             N         2.250
    6095051949             508,505.28      670       790,000          --       20070601         012             N         2.250
    6095056385             484,000.00      745       605,000       612,000     20070701         012             N         2.250
    6095607823             480,000.00      793       640,000          --       20070701         012             N         2.250
    6096858045             599,430.69      784     2,500,000          --       20070601         012             N         2.250
    6099191196             614,000.00      738     1,170,000          --       20070701         012             N         2.250
    6099708163             492,000.00      786       635,500       615,000     20070701         012             N         2.250
    6100709598             600,000.00      745     1,050,000          --       20070701         012             N         2.250
    6102598676             404,000.00      757       505,011       505,011     20070701         012             N         2.250
    6103819519             750,000.00      715       980,000       980,000     20070701         012             N         2.250
    6105457433             332,000.00      799       415,000       415,000     20070701         012             N         2.250
    6106489781             345,264.09      739       432,000       432,000     20070601         012             N         2.250
    6106713875             336,000.00      721       420,000       420,000     20070701         012             N         2.250
    6106896357             467,600.00      717       589,000          --       20070701         012             N         2.250
    6107604214             631,200.00      681       789,000       789,000     20070701         012             N         2.250
    6117063799             416,000.00      745       520,000       520,000     20070701         012             N         2.250
    6118230603             619,397.39      743       779,000       775,000     20070601         012             N         2.250
    6119045166             569,472.07      750       830,000          --       20070601         012             N         2.250
    6119286034             435,605.85      722       545,000          --       20070601         012             N         2.250
    6121118076             373,250.00      740       605,000          --       20070701         012             N         2.250
    6123537141             750,000.00      723     1,000,000          --       20070701         012             N         2.250
    6125574142             700,000.00      770     1,850,000          --       20070701         012             N         2.250
    6127833280             749,253.37      774     1,300,000     1,300,000     20070601         012             N         2.250
    6128526156             570,000.00      722       730,000          --       20070701         012             N         2.250
    6130526822           1,000,000.00      720     1,630,000          --       20070701         012             N         2.250
    6132132736             770,000.00      703     1,050,000          --       20070701         012             N         2.250
    6132685634             463,686.00      696       580,000       579,608     20070701         012             N         2.250
    6135825765             347,225.00      705       370,000       365,500     20070701         012             N         2.250
    6135830831             400,000.00      753       645,000       643,999     20070701         012             N         2.250
    6139589458             395,000.00      739       550,000          --       20070701         012             N         2.250
    6140056158             594,407.67      788       850,000          --       20070601         012             N         2.250
    6140365880             432,000.00      658       540,000       540,000     20070701         012             N         2.250
    6140657559             356,000.00      768       505,000          --       20070701         012             N         2.250
    6141142973             664,000.00      693     1,360,000          --       20070701         012             N         2.250
    6149341916             509,516.09      725       645,000          --       20070601         012             N         2.250
    6151367585             576,000.00      780       720,000          --       20070701         012             N         2.250
    6151592521             314,000.00      746       500,000          --       20070701         012             N         2.250
    6154251463             337,000.00      774       500,000          --       20070701         012             N         2.250
    6155383968             550,000.00      791       815,000       815,000     20070701         012             N         2.250
    6157043727             510,000.00      739       810,000          --       20070701         012             N         2.250
    6157122091             399,000.00      750       570,000       570,000     20070701         012             N         2.250
    6158557022             900,000.00      730     1,800,000     1,700,000     20070701         012             N         2.250
    6160093719             395,000.00      720       495,000          --       20070701         012             N         2.250
    6160703101             400,000.00      798       520,000          --       20070701         012             N         2.250
    6161446502             313,187.90      735       540,000          --       20070601         012             N         2.250
    6162091380             750,000.00      689     1,850,000          --       20070701         012             N         2.250
    6163023135             470,000.00      751       620,000          --       20070701         012             N         2.250
    6164054808             659,000.00      791       980,000          --       20070701         012             N         2.250
    6166645751             384,000.00      644       480,000       480,000     20070701         012             N         2.250
    6167616181             540,000.00      789       675,000       675,000     20070701         012             N         2.250
    6169187157             510,000.00      704     2,750,000          --       20070701         012             N         2.250
    6171273284             417,500.00      760       648,000          --       20070701         012             N         2.250
    6175993226             359,658.41      774       450,000          --       20070601         012             N         2.250
    6179204588             321,000.00      788       525,000          --       20070701         012             N         2.250
    6180452846             378,100.00      742       398,000       398,000     20070701         012             N         2.250
    6181486454             497,527.47      721       925,000          --       20070601         012             N         2.250
    6181604288             748,000.00      714       935,000       935,000     20070701         012             N         2.250
    6183512067             349,667.90      728       470,000          --       20070601         012             N         2.250
    6184337126             311,125.00      770       330,000       327,500     20070701         012             N         2.250
    6185579320             475,000.00      752     1,075,000     1,075,000     20070701         012             N         2.250
    6187554362             946,158.70      643     1,900,000          --       20070601         012             N         2.250
    6190959723             471,000.00      745       673,000          --       20070701         012             N         2.250
    6194301351             350,000.00      744       980,000       977,500     20070701         012             N         2.250
    6195549339             403,597.81      693       505,000          --       20070601         012             Y         2.250
    6195663882             494,543.18      781       619,000       618,986     20070601         012             N         2.250
    6196195397             525,000.00      722       750,000          --       20070701         012             N         2.250
    6196670597             400,000.00      789       539,000       530,005     20070701         012             N         2.250
    6199164119             312,456.00      684       360,000       359,456     20070701         012             N         2.250
    6202339955             597,000.00      726       925,000          --       20070701         012             N         2.250
    6203399065             350,000.00      681       715,000          --       20070701         012             N         2.250
    6203459422             397,600.00      766       497,000       497,000     20070701         012             N         2.250
    6204005273             452,000.00      732       565,000       565,000     20070701         012             N         2.250
    6204557893             935,650.00      768     1,250,000          --       20070701         012             N         2.250
    6206471655             360,000.00      686       550,000          --       20070701         012             N         2.250
    6206750009             373,600.00      780       467,000       467,000     20070701         012             N         2.250
    6207217131             537,937.00      748       950,000          --       20070701         012             N         2.250
    6211024093             599,402.69      796       750,000       750,000     20070601         012             N         2.250
    6212861600             355,600.00      790     1,465,000          --       20070701         012             N         2.250
    6217811741             412,000.00      667       520,000       515,000     20070701         012             N         2.250
    6220326158             439,551.40      749       550,000          --       20070601         012             N         2.250
    6220461088             392,800.00      800       491,000       491,000     20070701         012             N         2.250
    6222060912             945,000.00      675     1,525,000          --       20070701         012             N         2.250
    6227144695             392,000.00      763       490,000          --       20070701         012             N         2.250
    6230840032             710,000.00      750     1,400,000          --       20070701         012             N         2.250
    6231295483             340,000.00      733       600,000          --       20070701         012             N         2.250
    6233880951             382,436.78      680       478,500       478,500     20070601         012             N         2.250
    6237921272             466,831.62      798       665,000          --       20070601         012             N         2.250
    6238513805             424,000.00      749       530,000       530,000     20070701         012             N         2.250
    6241563367             365,000.00      784       565,000       565,000     20070701         012             N         2.250
    6249987170             735,000.00      720     1,050,000          --       20070701         012             N         2.250
    6251453046             395,950.00      712       440,000       440,000     20070701         012             N         2.250
    6253665480             588,000.00      732     1,250,000          --       20070701         012             N         2.250
    6253798596             320,000.00      734       550,000          --       20070701         012             N         2.250
    6257553088             600,000.00      764       750,000       750,000     20070701         012             N         2.250
    6257917259             360,000.00      778       450,000       450,000     20070701         012             N         2.250
    6258815635             324,800.00      742       406,000       406,000     20070701         012             N         2.250
    6259502604             512,000.00      666     1,600,000          --       20070701         012             N         2.250
    6260456634             564,000.00      798       705,000       705,000     20070701         012             N         2.250
    6262333906             456,000.00      762       570,000       570,000     20070701         012             N         2.250
    6262439208             896,000.00      803     1,300,000          --       20070701         012             N         2.250
    6262954198             376,000.00      626       470,000          --       20070701         012             N         2.250
    6262980318             385,000.00      765       802,600          --       20070701         012             N         2.250
    6263861277             352,000.00      716       440,000       440,000     20070701         012             N         2.250
    6264248581             494,530.32      776       620,000          --       20070601         012             N         2.250
    6264923597             500,000.00      702     1,075,000          --       20070701         012             N         2.250
    6265969706             570,000.00      760     3,000,000          --       20070701         012             N         2.250
    6266751665             368,000.00      705       460,000       460,000     20070701         012             N         2.250
    6266927075             474,538.33      765       780,000          --       20070601         012             N         2.250
    6268485734             699,303.14      734     1,220,000          --       20070601         012             N         2.250
    6269136732             350,000.00      777       700,000          --       20070701         012             N         2.250
    6270585117             345,000.00      718       900,000          --       20070701         012             N         2.250
    6271918267             460,000.00      759       760,000          --       20070701         012             N         2.250
    6273559978             560,000.00      708       700,000          --       20070701         012             N         2.250
    6276693642             600,000.00      780       890,000          --       20070701         012             N         2.250
    6276750681             850,000.00      747     1,250,000     1,249,000     20070701         012             N         2.250
    6277257249             320,000.00      727       400,000       400,000     20070701         012             N         2.250
    6277826357             330,000.00      712       430,000       430,000     20070701         012             N         2.250
    6279396011             320,000.00      786       400,000       400,000     20070701         012             N         2.250
    6279562513             359,600.00      802       450,000       449,500     20070701         012             N         2.250
    6280220127             425,595.79      776       700,000          --       20070601         012             N         2.250
    6281202074             380,000.00      769       695,000       695,000     20070701         012             N         2.250
    6281392156             347,661.76      634       435,000       435,000     20070601         012             N         2.250
    6282948980             471,507.50      756       590,000       590,000     20070601         012             N         2.250
    6282969929             391,200.00      738       489,000       489,000     20070701         012             N         2.250
    6285246093             352,700.00      773       441,000       440,916     20070701         012             N         2.250
    6285826837             785,000.00      736     2,050,000          --       20070701         012             N         2.250
    6289480003             391,400.00      704       412,000       412,000     20070701         012             N         2.250
    6291456439             348,884.31      693       450,000          --       20070601         012             N         2.250
    6294262982             411,499.66      704       515,000       514,900     20070601         012             N         2.250
    6294787723           1,000,000.00      773     2,600,000     2,600,000     20070701         012             N         2.250
    6295342940             379,612.57      759       487,000       475,000     20070601         012             Y         2.250
    6296814160             457,600.00      736       572,000       572,000     20070701         012             N         2.250
    6300619589             583,472.05      783       730,000       730,000     20070601         012             N         2.250
    6302012981             735,000.00      724       975,000          --       20070701         012             N         2.250
    6302595431             508,000.00      770       635,000       635,000     20070701         012             N         2.250
    6306093441             831,750.00      745     1,109,000     1,109,000     20070701         012             N         2.250
    6306913200             404,506.46      681       450,000       449,900     20070601         012             N         2.250
    6309202569             508,000.00      747       760,000          --       20070701         012             N         2.250
    6309793088             333,000.00      699       370,000       370,000     20070701         012             N         2.250
    6310723546             396,000.00      721       500,000       495,000     20070701         012             N         2.250
    6310935959             400,000.00      741     1,000,000          --       20070701         012             N         2.250
    6318059802             700,000.00      713     1,500,000          --       20070701         012             N         2.250
    6321439504             516,000.00      780       645,000       645,000     20070701         012             N         2.250
    6321964402             328,500.00      748       438,000       438,000     20070701         012             N         2.250
    6322760098             450,000.00      742       725,000          --       20070701         012             N         2.250
    6325561196             750,000.00      742     1,630,000     1,603,000     20070701         012             N         2.250
    6326085211             611,790.35      789       770,000       765,500     20070601         012             N         2.250
    6326095178             500,000.00      718     1,000,000          --       20070701         012             N         2.250
    6326541262             503,510.14      720       630,000          --       20070601         012             N         2.250
    6328762718             467,400.00      752       586,000          --       20070701         012             N         2.250
    6335001977             313,500.00      687       415,000          --       20070701         012             N         2.250
    6335333370             368,158.69      727       500,000       478,500     20070601         012             N         2.250
    6335646185             320,000.00      776       400,000       400,000     20070701         012             N         2.250
    6335829799             447,000.00      803       559,000       559,000     20070701         012             N         2.250
    6336026742             519,000.00      805     1,000,000          --       20070701         012             N         2.250
    6336139685             928,000.00      628     1,300,000          --       20070701         012             N         2.250
    6336580698             528,000.00      745       660,000       660,000     20070701         012             N         2.250
    6336584351             500,000.00      782       675,000       675,000     20070701         012             N         2.250
    6338607382             580,000.00      699       725,000       725,000     20070701         012             N         2.250
    6342216725             648,000.00      759       935,000          --       20070701         012             N         2.250
    6346889816             742,000.00      791       928,000       927,500     20070701         012             N         2.250
    6346994277             500,000.00      808       625,000       625,000     20070701         012             N         2.250
    6347181700             351,920.00      739       440,000       439,900     20070701         012             N         2.250
    6352654088             531,200.00      720       664,000       664,000     20070701         012             N         2.250
    6354309129             500,000.00      788     1,600,000          --       20070701         012             N         2.250
    6354788538             369,500.00      714       600,000          --       20070701         012             N         2.250
    6355855096             577,827.77      699       760,000          --       20070701         012             N         2.250
    6356030277             382,037.16      660       480,000       478,000     20070601         012             N         2.250
    6357838561             994,000.00      726     2,500,000          --       20070701         012             N         2.250
    6359029789             367,633.65      710       460,000       460,000     20070601         012             N         2.250
    6359582258             325,000.00      647       435,000          --       20070701         012             N         2.250
    6359969745             370,000.00      697       470,000       470,000     20070701         012             N         2.250
    6360116328             399,611.22      735       505,000       505,000     20070601         012             N         2.250
    6362763770             894,000.00      660     1,325,000          --       20070701         012             N         2.250
    6365816823             742,000.00      776     1,300,000          --       20070701         012             N         2.250
    6368148182             447,595.00      787       560,000       560,000     20070601         012             N         2.250
    6368817125             584,200.00      775       740,000          --       20070701         012             N         2.250
    6368819287             344,000.00      760       430,000          --       20070701         012             N         2.250
    6370612282             586,000.00      752       950,000          --       20070701         012             N         2.250
    6370919638             580,000.00      767       725,000       725,000     20070701         012             N         2.250
    6371237923             440,000.00      766       551,000       550,000     20070701         012             N         2.250
    6372342169             329,567.00      784       520,000          --       20070701         012             Y         2.250
    6375893457             650,000.00      739     1,200,000     1,250,000     20070701         012             N         2.250
    6377584229             429,582.06      724       630,000       630,000     20070601         012             N         2.250
    6378806985             358,000.00      755       447,500       447,500     20070701         012             N         2.250
    6379971879             342,300.00      728       427,980       427,976     20070701         012             N         2.250
    6380048386             487,579.84      761       610,000       610,000     20070601         012             N         2.250
    6380581725             700,000.00      696     1,850,000     1,820,000     20070701         012             N         2.250
    6380937067             439,582.51      663       655,000          --       20070601         012             N         2.250
    6381095923             344,680.45      720       540,000          --       20070601         012             N         2.250
    6381623526             400,000.00      784       500,000       500,000     20070701         012             N         2.250
    6384016173             424,566.69      762       540,000          --       20070601         012             N         2.250
    6385302010             499,525.58      775       700,000          --       20070601         012             N         2.250
    6389300580             778,000.00      768     1,300,000          --       20070701         012             N         2.250
    6390502547           1,000,000.00      723     2,400,000     2,400,000     20070701         012             N         2.250
    6393843880             472,000.00      669       590,000       590,000     20070701         012             N         2.250
    6394128372             614,643.84      716       825,000       769,000     20070601         012             N         2.250
    6397043271             633,600.00      687       792,000       792,000     20070701         012             N         2.250
    6399710356             400,000.00        0       591,000       590,000     20070701         012             N         2.250
    6399970976             373,453.78      744       535,000       534,000     20070601         012             Y         2.250
    6400314297             448,000.00      746       640,000          --       20070701         012             N         2.250
    6401018491             362,030.51      766       453,000       453,000     20070601         012             N         2.250
    6404499748             611,376.03      723       765,000          --       20070601         012             N         2.250
    6404695386             800,000.00      703     1,200,000          --       20070701         012             N         2.250
    6406498763             614,387.76      712       980,000          --       20070601         012             N         2.250
    6410486572             955,000.00      769     3,000,000          --       20070701         012             N         2.250
    6412101609             353,000.00      736       523,000       523,000     20070701         012             N         2.250
    6413502029             459,600.00      772       580,000       574,500     20070701         012             N         2.250
    6415663720             973,075.83      679     4,100,000          --       20070601         012             N         2.250
    6415992046             479,900.00      777       650,000       649,900     20070701         012             N         2.250
    6418439581             422,000.00      782       542,000       542,000     20070701         012             N         2.250
    6420318336             355,685.91      782       445,000       445,000     20070601         012             N         2.250
    6421295087             360,136.44      669       453,000          --       20070201         012             N         2.250
    6422628682             500,000.00      756       625,000          --       20070701         012             N         2.250
    6427401341             412,000.00      752       515,000       515,000     20070701         012             N         2.250
    6427526196             560,000.00      776       700,000          --       20070701         012             N         2.250
    6429971069             400,000.00      766       556,000          --       20070701         012             N         2.250
    6431492708             336,000.00      695       520,000          --       20070701         012             N         2.250
    6434040405             609,000.00      765       800,000          --       20070701         012             N         2.250
    6434970312             513,750.00      786       685,000       685,000     20070701         012             N         2.250
    6435999948             500,000.00      756       625,000       625,000     20070701         012             N         2.250
    6440861711             464,000.00      713       580,000       580,000     20070701         012             N         2.250
    6442003155             628,600.00      782     1,600,000          --       20070701         012             N         2.250
    6442148034             879,184.94      777     1,100,000          --       20070601         012             N         2.250
    6443398570             420,000.00      772       525,000       525,000     20070701         012             N         2.250
    6443736670             959,044.31      783     1,250,000     1,200,000     20070601         012             N         2.250
    6445744235             353,600.00      739       442,000       442,000     20070701         012             N         2.250
    6448171964             568,000.00      674       710,000          --       20070701         012             N         2.250
    6449658597             500,000.00      763       775,000          --       20070701         012             N         2.250
    6450771057             392,000.00      762       490,000          --       20070701         012             N         2.250
    6453544006             320,000.00      819       400,000          --       20070701         012             N         2.250
    6454626109             310,500.00      687       390,000          --       20070701         012             N         2.250
    6457575642             480,000.00      748       600,000       600,000     20070701         012             N         2.250
    6461580943             480,000.00      798       622,500       622,500     20070701         012             N         2.250
    6461713940             720,000.00      792       900,000          --       20070701         012             N         2.250
    6462640506             850,000.00      789     1,800,000          --       20070701         012             N         2.250
    6464829040             535,000.00      706       865,000          --       20070701         012             N         2.250
    6467737968             482,000.00      790       640,000          --       20070701         012             N         2.250
    6468839946             516,000.00      745       655,000       645,000     20070701         012             N         2.250
    6470864080             454,588.67      649       575,000          --       20070601         012             N         2.250
    6473750096             997,500.00      757     1,350,000          --       20070701         012             N         2.250
    6475831068             560,000.00      755       885,000          --       20070701         012             N         2.250
    6476603185             571,482.90      685     1,150,000          --       20070601         012             N         2.250
    6477245523             588,000.00      796     1,125,000          --       20070701         012             N         2.250
    6479202969             670,000.00      720     1,250,000          --       20070701         012             N         2.250
    6482594543             595,000.00      645       850,000          --       20070701         012             N         2.250
    6484312282           1,000,000.00      660     1,460,000          --       20070701         012             N         2.250
    6488018695             352,140.60      734       475,000          --       20070601         012             N         2.250
    6488739738             800,000.00      747     2,200,000     2,200,000     20070701         012             N         2.250
    6489271871             344,000.00      759       430,000       430,000     20070701         012             N         2.250
    6490275937             416,000.00      782       535,000          --       20070701         012             N         2.250
    6491884778             396,500.00      741       570,000          --       20070701         012             N         2.250
    6493244260             542,497.07      646     1,700,000          --       20070601         012             Y         2.250
    6493883505             630,000.00      737       900,000       900,000     20070701         012             N         2.250
    6496145829             412,500.00      764       550,000          --       20070701         012             N         2.250
    6497807641             472,000.00      741       590,000          --       20070701         012             N         2.250
    6500647984             350,000.00      771       715,000          --       20070701         012             N         2.250
    6501534454             376,000.00      742       470,000       470,000     20070701         012             N         2.250
    6503061209             340,200.00      693       384,000       378,000     20070701         012             N         2.250
    6503383371             499,536.90      732     1,025,000          --       20070601         012             N         2.250
    6504055754             331,707.08      721       428,000          --       20070601         012             N         2.250
    6504137966             415,200.00      726       520,000       519,000     20070701         012             N         2.250
    6504208064             674,400.00      735       843,000       843,000     20070701         012             N         2.250
    6504672038             348,000.00      764       620,000          --       20070701         012             N         2.250
    6505283520             374,644.19      693       695,000          --       20070601         012             N         2.250
    6506513644             985,000.00      762     1,500,000          --       20070701         012             N         2.250
    6508675581             550,000.00      716     1,078,000     1,078,000     20070701         012             N         2.250
    6510465237             709,332.00      720     1,595,000          --       20070701         012             N         2.250
    6511486513           1,000,000.00      689     6,000,000          --       20070701         012             N         2.250
    6511781848             344,000.00      779       435,000       430,000     20070701         012             N         2.250
    6513645843             333,670.66      725       417,486       417,486     20070601         012             N         2.250
    6516218648             986,000.00      804     1,350,000     1,315,000     20070701         012             N         2.250
    6517084742             476,000.00      755       595,000          --       20070701         012             N         2.250
    6517209505             720,000.00      686       950,000          --       20070701         012             N         2.250
    6518067894             325,000.00      710       574,000          --       20070701         012             N         2.250
    6520829737             989,000.00      761     2,100,000          --       20070701         012             N         2.250
    6521091790             418,591.00      780       620,000          --       20070701         012             N         2.250
    6524644587             474,000.00      748       700,000          --       20070701         012             N         2.250
    6525605389             487,000.00      753       825,000          --       20070701         012             N         2.250
    6525863749             360,000.00      700       465,000       465,000     20070701         012             N         2.250
    6530114633             650,000.00      773     1,855,000     1,855,000     20070701         012             N         2.250
    6532193924             460,000.00      797       649,000       651,954     20070701         012             N         2.250
    6532786149             404,000.00      732       505,000       505,000     20070701         012             N         2.250
    6533114788             515,500.00      756       880,000          --       20070701         012             N         2.250
    6538184976             471,480.00      780       589,950       589,950     20070701         012             N         2.250
    6543359233             625,000.00      612     1,205,000     1,205,000     20070701         012             N         2.250
    6543578188             541,933.59      792       845,000          --       20070601         012             N         2.250
    6543588625             335,948.88      735       645,000          --       20070601         012             N         2.250
    6543642828             391,200.00      758       489,000       489,000     20070701         012             N         2.250
    6543737438             734,000.00      756       950,000          --       20070701         012             N         2.250
    6545219302             326,320.00      732       408,000       407,900     20070701         012             N         2.250
    6550946286             624,000.00      803       781,000       781,000     20070701         012             N         2.250
    6551011726             604,439.64      755     1,550,000          --       20070601         012             N         2.250
    6551546333             825,000.00      722     1,500,000          --       20070701         012             N         2.250
    6553504660             426,400.00      694       535,000       533,000     20070701         012             N         2.250
    6553908655             492,000.00      782       615,000       615,000     20070701         012             N         2.250
    6554159670             850,000.00      692     1,150,000          --       20070701         012             N         2.250
    6556932306             584,417.62      716     2,000,000          --       20070601         012             N         2.250
    6558583461             355,000.00      777       575,000          --       20070701         012             N         2.250
    6558621469             509,600.00      792       638,000       637,000     20070701         012             N         2.250
    6559099442             312,080.00      738       391,000       390,100     20070701         012             N         2.250
    6560836469             341,700.00      718       700,000          --       20070701         012             N         2.250
    6561939619             449,507.44      754       524,000       510,000     20070601         012             N         2.250
    6562153798             367,500.00      712       525,000       525,000     20070701         012             N         2.250
    6563860714             319,665.89      800       400,000       400,000     20070601         012             N         2.250
    6564418025             396,000.00      785       495,000       495,000     20070701         012             N         2.250
    6568839077             698,336.76      761     1,090,000     1,090,000     20070601         012             N         2.250
    6569332684             425,000.00      747       800,000          --       20070701         012             N         2.250
    6569661801             684,000.00      699       875,000          --       20070701         012             N         2.250
    6569793059             482,303.00      624       610,000          --       20070701         012             N         2.250
    6570160520             540,000.00      725       675,000          --       20070701         012             N         2.250
    6571548327             600,000.00      778       753,000       753,000     20070701         012             N         2.250
    6573154694             322,000.00      762       415,000       415,000     20070701         012             N         2.250
    6575102725             648,000.00      759     1,020,000          --       20070701         012             N         2.250
    6575608143             799,184.36      778     1,200,000          --       20070601         012             N         2.250
    6577222828             550,000.00      784     1,675,000          --       20070701         012             N         2.250
    6577540047             426,953.06        0       490,000       474,900     20070601         012             N         2.250
    6580842653             599,430.69      776       750,000       750,000     20070601         012             N         2.250
    6585989426             387,000.00      777       485,000       485,000     20070701         012             N         2.250
    6587468494             399,644.35      786       575,000          --       20070601         012             N         2.250
    6589406914             369,665.00      628       435,000       434,900     20070701         012             N         2.250
    6591858201             896,000.00      700     1,600,000          --       20070701         012             N         2.250
    6594299171             725,000.00      747     1,050,000          --       20070701         012             N         2.250
    6594575000             475,548.35      742       775,000          --       20070601         012             N         2.250
    6594817741             956,000.00      796     2,200,000          --       20070701         012             N         2.250
    6596917705             424,000.00      776       530,000          --       20070701         012             N         2.250
    6598558150             427,520.40      721       535,000       535,000     20070601         012             N         2.250
    6603123727             990,000.00      747     1,450,000          --       20070701         012             N         2.250
    6604402864             999,073.80      746     1,450,000          --       20070601         012             N         2.250
    6610484989             504,434.12      696       705,000       705,000     20070601         012             N         2.250
    6611158244             452,000.00      672       660,000          --       20070701         012             N         2.250
    6612013133             428,000.00      752       535,000          --       20070701         012             N         2.250
    6614179049             392,700.00      788       495,000          --       20070701         012             N         2.250
    6616747041             399,200.00      699       500,000       499,900     20070701         012             N         2.250
    6618221409             342,882.12      779       475,000          --       20070601         012             N         2.250
    6621108643             480,000.00      764       600,000       600,000     20070701         012             N         2.250
    6621502951             480,000.00      630       601,000       600,000     20070701         012             N         2.250
    6621859187             464,558.79      784       700,000          --       20070601         012             N         2.250
    6623983217             563,000.00      768       965,000          --       20070701         012             N         2.250
    6624158165             490,300.00      810       920,000          --       20070701         012             N         2.250
    6624485741             430,000.00      757       900,000          --       20070701         012             N         2.250
    6625800898             315,000.00      749       665,000          --       20070701         012             N         2.250
    6626642125             689,249.00      762     1,260,000          --       20070701         012             N         2.250
    6626707175             532,000.00      744       665,000       665,000     20070701         012             N         2.250
    6631406326             559,468.65      719       805,000       792,500     20070601         012             N         2.250
    6632145634             392,800.00      627       491,000       491,000     20070701         012             N         2.250
    6634878265             595,000.00      678       760,000          --       20070701         012             N         2.250
    6636201953             395,659.05      765       495,000       495,000     20070601         012             N         2.250
    6639380176             546,000.00      684       955,000          --       20070701         012             N         2.250
    6641067084             333,559.57      781       444,000       371,000     20070601         012             N         2.250
    6645854784             309,739.56      650       400,000          --       20070601         012             N         2.250
    6646019064             329,518.94      674       875,000          --       20070701         012             N         2.250
    6648032701             998,000.00      701     3,800,000          --       20070701         012             N         2.250
    6649154256           1,000,000.00      779     2,150,000     2,150,000     20070701         012             N         2.250
    6649294854             429,582.06      760       570,000          --       20070601         012             N         2.250
    6649305460             654,480.00      794     1,212,000     1,212,000     20070701         012             N         2.250
    6649816896             990,000.00      698     1,800,000     1,790,000     20070701         012             N         2.250
    6653141850             400,000.00      767       514,000       507,000     20070701         012             N         2.250
    6653791225             640,000.00      779       800,000       800,000     20070701         012             N         2.250
    6654265716             460,000.00      718     1,075,000          --       20070701         012             N         2.250
    6654682019             381,000.00      765       480,000       480,000     20070701         012             N         2.250
    6657084163             442,650.00      734       559,000       558,500     20070701         012             N         2.250
    6658115743             349,000.00      741       500,000          --       20070701         012             N         2.250
    6658377632             439,561.97      724       550,000          --       20070601         012             N         2.250
    6661107141             318,874.56      744       400,000       399,000     20070601         012             N         2.250
    6662408225             340,000.00      775       425,000       425,000     20070701         012             N         2.250
    6666693327             644,416.91      683     1,125,000          --       20070601         012             N         2.250
    6667553223             361,000.00      714       380,000       380,000     20070701         012             N         2.250
    6667784273             500,000.00      756       655,000       625,000     20070701         012             N         2.250
    6668681064             382,400.00      776       490,000       478,000     20070701         012             N         2.250
    6668865998             320,000.00      723       400,000       400,000     20070701         012             N         2.250
    6669493709             416,767.00      626       521,000       520,959     20070701         012             N         2.250
    6669836329             335,000.00      743       450,000          --       20070701         012             N         2.250
    6671284716             420,000.00      760       725,000       720,000     20070701         012             N         2.250
    6675823261             372,000.00      734       525,000          --       20070701         012             N         2.250
    6675852153             326,697.13      742       412,000          --       20070601         012             N         2.250
    6677030576             306,579.27      732       343,000       323,000     20070601         012             N         2.250
    6681007818             712,000.00      779       890,000       890,000     20070701         012             N         2.250
    6684206748             395,000.00      694       530,000          --       20070701         012             N         2.250
    6684233171             599,416.83      810     1,000,000          --       20070601         012             N         2.250
    6685071216             655,331.18      712     1,150,000          --       20070601         012             N         2.250
    6685917384             362,300.00      762       675,000          --       20070701         012             N         2.250
    6687436821             341,910.00      688       380,000       379,900     20070701         012             N         2.250
    6691618224             390,719.87      751       535,000          --       20070601         012             N         2.250
    6693624600             718,466.74      647       905,000       899,000     20070601         012             N         2.250
    6695720950             482,000.00      680       645,000          --       20070701         012             N         2.250
    6696146270             499,477.96      637       750,000          --       20070601         012             N         2.250
    6698100101             444,000.00      708       555,000       555,000     20070701         012             N         2.250
    6698480115             626,000.00      725     1,200,000          --       20070701         012             N         2.250
    6702534972             375,000.00      769       640,000          --       20070701         012             N         2.250
    6704391751             482,000.00      688       800,000          --       20070701         012             N         2.250
    6706112783             456,000.00      753       570,000       570,000     20070701         012             N         2.250
    6712366852             415,000.00      725       635,000       635,000     20070701         012             N         2.250
    6714039515             779,241.88      745       975,000       975,000     20070601         012             N         2.250
    6715243017             394,642.91      797       500,000       495,000     20070601         012             N         2.250
    6718244988             344,000.00      754       430,000          --       20070701         012             N         2.250
    6719030345             328,000.00      706       410,000       410,000     20070701         012             N         2.250
    6722921142             329,000.00      725       424,000       424,000     20070701         012             N         2.250
    6724400038             436,000.00      671       789,000          --       20070701         012             N         2.250
    6724901290             400,048.02      750       445,000       444,900     20070601         012             N         2.250
    6727327568             350,000.00      724     1,600,000          --       20070701         012             N         2.250
    6728113678             600,000.00      796       960,000       960,000     20070701         012             N         2.250
    6731056690             355,000.00      759       477,000          --       20070701         012             N         2.250
    6731191711             504,000.00      745       630,000       630,000     20070701         012             N         2.250
    6732613580             526,000.00      662       750,000          --       20070701         012             N         2.250
    6732790230             339,500.00        0       485,000       485,000     20070701         012             N         2.250
    6733433210             502,000.00      765       640,000          --       20070701         012             N         2.250
    6735071927             375,250.00      682       395,000       395,000     20070701         012             N         2.250
    6736372365             492,000.00      731       616,500       615,000     20070701         012             N         2.250
    6736933430             396,000.00      726       498,000       495,000     20070701         012             N         2.250
    6738546446             507,000.00      737     1,525,000          --       20070701         012             N         2.250
    6739676457           1,000,000.00      784     1,420,000     1,420,000     20070701         012             N         2.250
    6742228593             356,000.00      726       445,000          --       20070701         012             N         2.250
    6747156088             369,657.31      682       450,000          --       20070601         012             N         2.250
    6747182878             627,000.00      767     1,220,000          --       20070701         012             N         2.250
    6747424023             765,000.00      770     1,600,000          --       20070701         012             N         2.250
    6749455231             427,603.58      765       535,000       535,000     20070601         012             N         2.250
    6751802114             352,640.10      706       590,000       578,000     20070601         012             N         2.250
    6753746301             478,000.00      798       600,000       597,500     20070701         012             N         2.250
    6754922455             400,000.00      778       575,000          --       20070701         012             N         2.250
    6755059950             416,000.00      774       520,000       520,388     20070701         012             N         2.250
    6758259581             428,000.00      720       567,000       535,000     20070701         012             N         2.250
    6762037544             549,465.43      766     1,000,000     1,020,000     20070601         012             N         2.250
    6762309026             727,292.42      732       950,000       910,000     20070601         012             N         2.250
    6763807176             421,500.00      724       535,000       535,000     20070701         012             N         2.250
    6766438383             520,000.00      706       650,000          --       20070701         012             N         2.250
    6768930205             407,000.00      763       730,000          --       20070701         012             N         2.250
    6773804189             572,000.00      805       715,000       715,000     20070701         012             N         2.250
    6774760893             550,000.00      751       687,500       687,500     20070701         012             N         2.250
    6779335105             496,500.00      777       730,000          --       20070701         012             N         2.250
    6780398811             900,000.00      791     1,251,000     1,251,000     20070701         012             N         2.250
    6781243438             359,666.56      721       451,000       451,000     20070601         012             N         2.250
    6781911810             564,000.00      794       705,000          --       20070701         012             N         2.250
    6782247016             998,955.94      777     1,680,000     1,675,000     20070601         012             N         2.250
    6782635574             319,657.45      792       585,000          --       20070601         012             N         2.250
    6783511758             532,054.00      776       690,000       665,068     20070701         012             N         2.250
    6784093988             612,000.00      744     1,250,000          --       20070701         012             N         2.250
    6790846734             379,000.00      678       499,500       499,500     20070701         012             N         2.250
    6790962671             462,000.00      759       810,000          --       20070701         012             N         2.250
    6791412767             585,600.00      794       732,000       732,000     20070701         012             N         2.250
    6791979062             375,200.00      788       469,000       469,000     20070701         012             N         2.250
    6792731116             600,000.00      779       765,000          --       20070701         012             N         2.250
    6793514271             542,472.23      707       725,000          --       20070601         012             N         2.250
    6797885420             662,912.00      779     1,100,000          --       20070701         012             N         2.250
    6798552201             460,000.00      786       575,000          --       20070701         012             N         2.250
    6799781437             456,000.00      806       570,000       570,000     20070701         012             N         2.250
    6800853316             354,654.96      681       550,000          --       20070601         012             N         2.250
    6805471833             536,000.00      759       705,000          --       20070701         012             N         2.250
    6807307365             710,000.00      722     3,250,000          --       20070701         012             N         2.250
    6810002730             375,000.00      767       620,000          --       20070701         012             N         2.250
    6810388683             358,000.00      698       485,000          --       20070701         012             N         2.250
    6815848368             379,630.66      668       475,000          --       20070601         012             N         2.250
    6816004045             500,000.00      745     1,035,000          --       20070701         012             N         2.250
    6817358242             371,121.66      761       468,000       464,500     20070601         012             N         2.250
    6817859991             319,710.71      723       606,000          --       20070601         012             N         2.250
    6818278118             450,000.00      753       675,000          --       20070701         012             N         2.250
    6820824016             404,000.00      671       505,000       520,000     20070701         012             N         2.250
    6821090419             582,000.00      770       832,000       831,503     20070701         012             N         2.250
    6821176416             325,000.00      649       675,000          --       20070701         012             N         2.250
    6825452086             423,000.00      699       470,000       470,000     20070701         012             N         2.250
    6828613890             540,000.00      679       675,000       675,000     20070701         012             N         2.250
    6829741039             374,559.73      759       528,000       498,000     20070601         012             N         2.250
    6830308323             355,000.00      794     1,340,000          --       20070701         012             N         2.250
    6830526262             344,000.00      772       430,000       430,000     20070701         012             N         2.250
    6836039328             420,000.00      746       670,000       670,000     20070701         012             N         2.250
    6836956158             562,500.00      766       810,000          --       20070701         012             N         2.250
    6840301912             550,000.00      701     1,160,000          --       20070701         012             N         2.250
    6841422949             399,611.22      807       511,000          --       20070601         012             N         2.250
    6844688025             974,000.00      757     6,000,000          --       20070701         012             N         2.250
    6844766318             499,900.00      792       624,888       624,888     20070701         012             N         2.250
    6845281085             352,000.00      742       440,000       440,000     20070701         012             N         2.250
    6848018245             443,568.45      778       555,000       555,000     20070601         012             N         2.250
    6848884323             670,363.32      752     1,075,000          --       20070601         012             N         2.250
    6851504420             610,000.00      655       798,000          --       20070701         012             N         2.250
    6852132288             352,000.00      765       440,000       440,000     20070701         012             N         2.250
    6852792792             748,000.00      787     1,200,000          --       20070701         012             N         2.250
    6853049218             475,559.12      732       595,000       595,000     20070601         012             N         2.250
    6853909965             509,000.00      741     1,250,000          --       20070701         012             N         2.250
    6854904056             350,000.00      693       440,000          --       20070701         012             N         2.250
    6854917959             384,563.00      766       688,000          --       20070701         012             N         2.250
    6855014236             379,840.00      771       477,000       474,800     20070701         012             N         2.250
    6858501825             600,000.00      813       750,000       750,000     20070701         012             N         2.250
    6860714143             359,650.10      747       685,000          --       20070601         012             N         2.250
    6862462469             348,800.00      737       436,000       436,000     20070701         012             N         2.250
    6862545685             620,000.00      712       775,000       775,000     20070701         012             N         2.250
    6863645096             360,000.00      691       450,000       450,000     20070701         012             N         2.250
    6864192312             430,000.00      688       479,000       479,000     20070701         012             N         2.250
    6864434169             590,652.43      748       739,000       739,000     20070601         012             N         2.250
    6864848517             380,000.00      684       530,000          --       20070701         012             Y         2.250
    6866013003             325,000.00      660       470,000          --       20070701         012             N         2.250
    6872507873             350,000.00      677       475,000       480,000     20070701         012             N         2.250
    6874085381             639,377.96      750       800,000       800,000     20070601         012             N         2.250
    6877820537             359,650.10      725       450,000          --       20070601         012             N         2.250
    6878209441             749,288.37      736     1,000,000          --       20070601         012             N         2.250
    6879148978             514,057.24      693     1,310,000          --       20070601         012             N         2.250
    6884190338             336,000.00      737       420,000          --       20070701         012             N         2.250
    6884446995             600,000.00      759       760,000       757,500     20070701         012             N         2.250
    6884516912             527,200.00      789       660,000       659,000     20070701         012             N         2.250
    6885496619             693,000.00      784       990,000          --       20070701         012             N         2.250
    6887552724             569,000.00      738       805,000       805,000     20070701         012             N         2.250
    6887694005             320,317.14      649       410,000          --       20070601         012             N         2.250
    6894174892             389,200.00      782       486,500       486,500     20070701         012             N         2.250
    6895166350             466,000.00      788       583,000       582,500     20070701         012             N         2.250
    6896273932             596,000.00      737       745,000       745,000     20070701         012             N         2.250
    6904345474             492,000.00      746       780,000          --       20070701         012             N         2.250
    6905078934             844,000.00      703     2,000,000          --       20070701         012             N         2.250
    6905113681             738,272.82      758     3,100,000          --       20070601         012             N         2.250
    6905282890             530,800.00      760       665,000       663,500     20070701         012             N         2.250
    6906327132             442,000.00      692       553,000       553,000     20070701         012             N         2.250
    6911659461             650,000.00      747       910,000          --       20070701         012             N         2.250
    6911815246             337,309.33      774       422,000          --       20070601         012             N         2.250
    6912561344             327,474.64      713       345,000       345,000     20070601         012             N         2.250
    6912844211             320,000.00      803       400,000       400,000     20070701         012             N         2.250
    6914879611             521,992.16      772       930,000          --       20070601         012             N         2.250
    6917125376             568,000.00      794       725,000       710,000     20070701         012             N         2.250
    6921755416             636,166.06      763       800,000       796,000     20070601         012             N         2.250
    6923381161             464,000.00      686       580,000       580,000     20070701         012             N         2.250
    6924107482             536,500.00      731       685,000          --       20070701         012             N         2.250
    6924812842             706,000.00      803     1,200,000          --       20070701         012             N         2.250
    6925291558             326,097.68      798       410,000       408,000     20070601         012             N         2.250
    6929736061             450,000.00      797       712,000       712,000     20070701         012             N         2.250
    6930866097             416,000.00      689       520,000          --       20070701         012             N         2.250
    6931171281             339,100.00      757       357,000       357,000     20070701         012             N         2.250
    6931857558             406,400.00      769       508,000       508,000     20070701         012             N         2.250
    6933772029             492,000.00      746       760,000          --       20070701         012             N         2.250
    6934617686             320,000.00      780       425,000          --       20070701         012             N         2.250
    6935519691             910,000.00      785     1,275,000          --       20070701         012             N         2.250
    6938905210             745,000.00      777     4,500,000          --       20070701         012             N         2.250
    6940023986             980,000.00      717     1,790,000          --       20070701         012             N         2.250
    6943688496             500,800.00      706       670,000       626,000     20070701         012             N         2.250
    6944482279             575,000.00      755     1,000,000          --       20070701         012             N         2.250
    6947469034             399,000.00      719       505,000          --       20070701         012             N         2.250
    6948719676             432,500.00      778       550,000          --       20070701         012             N         2.250
    6949206970             524,525.39      741     2,450,000          --       20070601         012             N         2.250
    6949990425             436,800.00      704       546,000       546,000     20070701         012             N         2.250
    6950606902             386,650.14      725       525,000          --       20070601         012             N         2.250
    6951050365             374,626.68      686       715,000          --       20070601         012             N         2.250
    6952153184             900,000.00      765     1,200,000     1,200,000     20070701         012             N         2.250
    6960886767             649,600.00      709       812,000          --       20070701         012             N         2.250
    6962621832             540,000.00      740       675,000       675,000     20070701         012             N         2.250
    6963157042             472,000.00      710       590,000          --       20070701         012             N         2.250
    6963757742             382,400.00      696       425,000       425,000     20070701         012             N         2.250
    6965158360             400,000.00      700       525,000          --       20070701         012             N         2.250
    6966328897             496,000.00      759       622,500       620,000     20070701         012             N         2.250
    6968275005           1,000,000.00      735     1,600,000          --       20070701         012             N         2.250
    6972713967             385,000.00      772       500,000          --       20070701         012             N         2.250
    6972920877             394,000.00      784       680,000          --       20070701         012             N         2.250
    6973413161             999,117.72      781     3,850,000          --       20070601         012             N         2.250
    6976468832             376,615.63      765       480,000          --       20070601         012             N         2.250
    6978448246             477,600.00      700     1,300,000          --       20070701         012             N         2.250
    6978561444             432,500.00      706       565,000       562,500     20070701         012             N         2.250
    6978863378             550,700.00      670       700,000       688,398     20070701         012             N         2.250
    6981733444             479,200.00      751       600,000       599,000     20070701         012             N         2.250
    6981847418             650,000.00      644     1,000,000     1,000,000     20070701         012             N         2.250
    6982664655             547,504.59      708       685,000       685,000     20070601         012             N         2.250
    6983044493             987,084.91      651     2,500,000          --       20070601         012             N         2.250
    6983477503             305,000.00      776       425,000          --       20070701         012             N         2.250
    6987163570             500,000.00      788     1,850,000     1,850,000     20070701         012             N         2.250
    6988365018             700,000.00      768     2,600,000          --       20070701         012             N         2.250
    6988517519             350,000.00      713       570,000       570,000     20070701         012             N         2.250
    6990250778             413,650.00      733       690,000          --       20070701         012             N         2.250
    6991938652             396,000.00      776       495,000       495,000     20070701         012             N         2.250
    6993191706             391,618.99      725       565,000       560,000     20070601         012             N         2.250
    6994808662             341,500.00      758       530,000          --       20070701         012             N         2.250
    6999247825             632,427.75      775       925,000          --       20070601         012             N         2.250
    7016016177             446,000.00      701       560,000       558,400     20070701         012             N         2.250
    7016022019             386,800.00      717       500,000          --       20070701         012             N         2.250
    7016022407             405,000.00      706       800,000          --       20070701         012             N         2.250
    7016023017             460,000.00      773       730,000          --       20070701         012             N         2.250
    7016039815             410,000.00      763     1,500,000          --       20070701         012             N         2.250
    7016040847             316,000.00      644       465,000          --       20070701         012             N         2.250
    7016041357             490,000.00      697       680,000       615,900     20070701         012             N         2.250
    7016042942             315,000.00      714       510,000          --       20070701         012             N         2.250



BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 1:  5/1 LIBOR
MORTGAGE SCHEDULE


(Table Continued)

       LOAN                      APPRAISAL    SALES          1ST CHANGE     ADJUSTMENT     CONVERSION               1ST CHANGE
      NUMBER            FICO       VALUE      PRICE             DATE        FREQUENCY         FLAG       MARGIN        CAP
-------------------------------------------------------------------------------------------------------------------------------
    6002677612          657         578,250              -    20070701         012             N          2.250      5.00000
    6003925051          786         930,000        929,000    20070701         012             N          2.250      5.00000
    6004345416          789         550,000        535,000    20070701         012             N          2.250      5.00000
    6005132888          760       1,250,000              -    20070701         012             N          2.250      5.00000
    6005931701          797         400,000        385,000    20070701         012             N          2.250      5.00000
    6010962741          763         625,000        615,000    20070701         012             N          2.250      5.00000
    6011589980          710         795,000              -    20070701         012             N          2.250      5.00000
    6012761026          788         760,000        760,000    20070701         012             N          2.250      5.00000
    6015293316          771         620,000        601,800    20070701         012             N          2.250      5.00000
    6015682336          772         920,000              -    20070701         012             N          2.250      5.00000
    6016880186          775         537,000        530,000    20070601         012             N          2.250      5.00000
    6019364725          778         635,000              -    20070601         012             N          2.250      5.00000
    6019602660          786         820,000        819,650    20070701         012             N          2.250      5.00000
    6021656761          760         740,000        740,000    20070601         012             N          2.250      5.00000
    6022250572          791         575,000              -    20070701         012             N          2.250      5.00000
    6026539053          674         975,000        975,000    20070701         012             N          2.250      5.00000
    6026650439          740       2,700,000              -    20070701         012             N          2.250      5.00000
    6027541280          775         610,000              -    20070701         012             N          2.250      5.00000
    6031483800          741         800,000              -    20070701         012             N          2.250      5.00000
    6032767193          734         517,000        517,000    20070701         012             N          2.250      5.00000
    6033638625          749         950,000              -    20070701         012             N          2.250      5.00000
    6034731536          763         795,000              -    20070701         012             N          2.250      5.00000
    6036905286          794         585,000        585,000    20070701         012             N          2.250      5.00000
    6037967715          775         775,000        775,000    20070701         012             N          2.250      5.00000
    6041264182          720       1,900,000              -    20070601         012             N          2.250      5.00000
    6043884565          707         640,000              -    20070701         012             N          2.250      5.00000
    6044284377          680         729,000        729,000    20070701         012             N          2.250      5.00000
    6045208805          718       1,500,000              -    20070701         012             N          2.250      5.00000
    6045324578          786       1,400,000              -    20070701         012             N          2.250      5.00000
    6054175390          765       1,107,400      1,107,400    20070701         012             N          2.250      5.00000
    6055361551          708         960,000              -    20070701         012             N          2.250      5.00000
    6056462739          780         415,000        410,000    20070701         012             N          2.250      5.00000
    6056536037          785       1,450,000              -    20070601         012             N          2.250      5.00000
    6057191519          774         505,000        499,203    20070601         012             N          2.250      5.00000
    6058205664          764         837,000              -    20070701         012             N          2.250      5.00000
    6058299162          746       1,100,000              -    20070701         012             N          2.250      5.00000
    6058951077          742         548,000        547,500    20070701         012             N          2.250      5.00000
    6062448862          726       1,015,000              -    20070601         012             N          2.250      5.00000
    6065213834          780         675,000        675,000    20070701         012             N          2.250      5.00000
    6066975357          739         770,000              -    20070701         012             N          2.250      5.00000
    6068129508          766       1,400,000              -    20070701         012             N          2.250      5.00000
    6068902185          791       2,100,000              -    20070701         012             N          2.250      5.00000
    6070791154          768       1,300,000              -    20070701         012             N          2.250      5.00000
    6072291997          740         450,000        440,000    20070701         012             N          2.250      5.00000
    6072349779          730       1,450,000              -    20070701         012             N          2.250      5.00000
    6073090109          725         860,000              -    20070701         012             N          2.250      5.00000
    6073478049          726         486,000              -    20070701         012             N          2.250      5.00000
    6075702727          747         950,000        950,000    20070701         012             N          2.250      5.00000
    6075839925          734         456,000        456,000    20070701         012             N          2.250      5.00000
    6076918041          770         815,000              -    20070601         012             N          2.250      5.00000
    6078605794          773         505,000              -    20070701         012             N          2.250      5.00000
    6080254474          754         875,000              -    20070601         012             N          2.250      5.00000
    6080488239          723         800,000              -    20070701         012             N          2.250      5.00000
    6080548461          775         860,000              -    20070701         012             N          2.250      5.00000
    6084885240          757         675,000              -    20070701         012             N          2.250      5.00000
    6085673009          751         445,000        445,000    20070701         012             N          2.250      5.00000
    6085779343          744         487,000        487,000    20070701         012             N          2.250      5.00000
    6086358428          752       1,150,000              -    20070701         012             N          2.250      5.00000
    6087984875          714         790,000              -    20070701         012             N          2.250      5.00000
    6093024294          720         452,000              -    20070701         012             N          2.250      5.00000
    6093363304          794         928,000              -    20070701         012             N          2.250      5.00000
    6094928279          733         590,000              -    20070701         012             N          2.250      5.00000
    6095051949          670         790,000              -    20070601         012             N          2.250      5.00000
    6095056385          745         605,000        612,000    20070701         012             N          2.250      5.00000
    6095607823          793         640,000              -    20070701         012             N          2.250      5.00000
    6096858045          784       2,500,000              -    20070601         012             N          2.250      5.00000
    6099191196          738       1,170,000              -    20070701         012             N          2.250      5.00000
    6099708163          786         635,500        615,000    20070701         012             N          2.250      5.00000
    6100709598          745       1,050,000              -    20070701         012             N          2.250      5.00000
    6102598676          757         505,011        505,011    20070701         012             N          2.250      5.00000
    6103819519          715         980,000        980,000    20070701         012             N          2.250      5.00000
    6105457433          799         415,000        415,000    20070701         012             N          2.250      5.00000
    6106489781          739         432,000        432,000    20070601         012             N          2.250      5.00000
    6106713875          721         420,000        420,000    20070701         012             N          2.250      5.00000
    6106896357          717         589,000              -    20070701         012             N          2.250      5.00000
    6107604214          681         789,000        789,000    20070701         012             N          2.250      5.00000
    6117063799          745         520,000        520,000    20070701         012             N          2.250      5.00000
    6118230603          743         779,000        775,000    20070601         012             N          2.250      5.00000
    6119045166          750         830,000              -    20070601         012             N          2.250      5.00000
    6119286034          722         545,000              -    20070601         012             N          2.250      5.00000
    6121118076          740         605,000              -    20070701         012             N          2.250      5.00000
    6123537141          723       1,000,000              -    20070701         012             N          2.250      5.00000
    6125574142          770       1,850,000              -    20070701         012             N          2.250      5.00000
    6127833280          774       1,300,000      1,300,000    20070601         012             N          2.250      5.00000
    6128526156          722         730,000              -    20070701         012             N          2.250      5.00000
    6130526822          720       1,630,000              -    20070701         012             N          2.250      5.00000
    6132132736          703       1,050,000              -    20070701         012             N          2.250      5.00000
    6132685634          696         580,000        579,608    20070701         012             N          2.250      5.00000
    6135825765          705         370,000        365,500    20070701         012             N          2.250      5.00000
    6135830831          753         645,000        643,999    20070701         012             N          2.250      5.00000
    6139589458          739         550,000              -    20070701         012             N          2.250      5.00000
    6140056158          788         850,000              -    20070601         012             N          2.250      5.00000
    6140365880          658         540,000        540,000    20070701         012             N          2.250      5.00000
    6140657559          768         505,000              -    20070701         012             N          2.250      5.00000
    6141142973          693       1,360,000              -    20070701         012             N          2.250      5.00000
    6149341916          725         645,000              -    20070601         012             N          2.250      5.00000
    6151367585          780         720,000              -    20070701         012             N          2.250      5.00000
    6151592521          746         500,000              -    20070701         012             N          2.250      5.00000
    6154251463          774         500,000              -    20070701         012             N          2.250      5.00000
    6155383968          791         815,000        815,000    20070701         012             N          2.250      5.00000
    6157043727          739         810,000              -    20070701         012             N          2.250      5.00000
    6157122091          750         570,000        570,000    20070701         012             N          2.250      5.00000
    6158557022          730       1,800,000      1,700,000    20070701         012             N          2.250      5.00000
    6160093719          720         495,000              -    20070701         012             N          2.250      5.00000
    6160703101          798         520,000              -    20070701         012             N          2.250      5.00000
    6161446502          735         540,000              -    20070601         012             N          2.250      5.00000
    6162091380          689       1,850,000              -    20070701         012             N          2.250      5.00000
    6163023135          751         620,000              -    20070701         012             N          2.250      5.00000
    6164054808          791         980,000              -    20070701         012             N          2.250      5.00000
    6166645751          644         480,000        480,000    20070701         012             N          2.250      5.00000
    6167616181          789         675,000        675,000    20070701         012             N          2.250      5.00000
    6169187157          704       2,750,000              -    20070701         012             N          2.250      5.00000
    6171273284          760         648,000              -    20070701         012             N          2.250      5.00000
    6175993226          774         450,000              -    20070601         012             N          2.250      5.00000
    6179204588          788         525,000              -    20070701         012             N          2.250      5.00000
    6180452846          742         398,000        398,000    20070701         012             N          2.250      5.00000
    6181486454          721         925,000              -    20070601         012             N          2.250      5.00000
    6181604288          714         935,000        935,000    20070701         012             N          2.250      5.00000
    6183512067          728         470,000              -    20070601         012             N          2.250      5.00000
    6184337126          770         330,000        327,500    20070701         012             N          2.250      5.00000
    6185579320          752       1,075,000      1,075,000    20070701         012             N          2.250      5.00000
    6187554362          643       1,900,000              -    20070601         012             N          2.250      5.00000
    6190959723          745         673,000              -    20070701         012             N          2.250      5.00000
    6194301351          744         980,000        977,500    20070701         012             N          2.250      5.00000
    6195549339          693         505,000              -    20070601         012             Y          2.250      5.00000
    6195663882          781         619,000        618,986    20070601         012             N          2.250      5.00000
    6196195397          722         750,000              -    20070701         012             N          2.250      5.00000
    6196670597          789         539,000        530,005    20070701         012             N          2.250      5.00000
    6199164119          684         360,000        359,456    20070701         012             N          2.250      5.00000
    6202339955          726         925,000              -    20070701         012             N          2.250      5.00000
    6203399065          681         715,000              -    20070701         012             N          2.250      5.00000
    6203459422          766         497,000        497,000    20070701         012             N          2.250      5.00000
    6204005273          732         565,000        565,000    20070701         012             N          2.250      5.00000
    6204557893          768       1,250,000              -    20070701         012             N          2.250      5.00000
    6206471655          686         550,000              -    20070701         012             N          2.250      5.00000
    6206750009          780         467,000        467,000    20070701         012             N          2.250      5.00000
    6207217131          748         950,000              -    20070701         012             N          2.250      5.00000
    6211024093          796         750,000        750,000    20070601         012             N          2.250      5.00000
    6212861600          790       1,465,000              -    20070701         012             N          2.250      5.00000
    6217811741          667         520,000        515,000    20070701         012             N          2.250      5.00000
    6220326158          749         550,000              -    20070601         012             N          2.250      5.00000
    6220461088          800         491,000        491,000    20070701         012             N          2.250      5.00000
    6222060912          675       1,525,000              -    20070701         012             N          2.250      5.00000
    6227144695          763         490,000              -    20070701         012             N          2.250      5.00000
    6230840032          750       1,400,000              -    20070701         012             N          2.250      5.00000
    6231295483          733         600,000              -    20070701         012             N          2.250      5.00000
    6233880951          680         478,500        478,500    20070601         012             N          2.250      5.00000
    6237921272          798         665,000              -    20070601         012             N          2.250      5.00000
    6238513805          749         530,000        530,000    20070701         012             N          2.250      5.00000
    6241563367          784         565,000        565,000    20070701         012             N          2.250      5.00000
    6249987170          720       1,050,000              -    20070701         012             N          2.250      5.00000
    6251453046          712         440,000        440,000    20070701         012             N          2.250      5.00000
    6253665480          732       1,250,000              -    20070701         012             N          2.250      5.00000
    6253798596          734         550,000              -    20070701         012             N          2.250      5.00000
    6257553088          764         750,000        750,000    20070701         012             N          2.250      5.00000
    6257917259          778         450,000        450,000    20070701         012             N          2.250      5.00000
    6258815635          742         406,000        406,000    20070701         012             N          2.250      5.00000
    6259502604          666       1,600,000              -    20070701         012             N          2.250      5.00000
    6260456634          798         705,000        705,000    20070701         012             N          2.250      5.00000
    6262333906          762         570,000        570,000    20070701         012             N          2.250      5.00000
    6262439208          803       1,300,000              -    20070701         012             N          2.250      5.00000
    6262954198          626         470,000              -    20070701         012             N          2.250      5.00000
    6262980318          765         802,600              -    20070701         012             N          2.250      5.00000
    6263861277          716         440,000        440,000    20070701         012             N          2.250      5.00000
    6264248581          776         620,000              -    20070601         012             N          2.250      5.00000
    6264923597          702       1,075,000              -    20070701         012             N          2.250      5.00000
    6265969706          760       3,000,000              -    20070701         012             N          2.250      5.00000
    6266751665          705         460,000        460,000    20070701         012             N          2.250      5.00000
    6266927075          765         780,000              -    20070601         012             N          2.250      5.00000
    6268485734          734       1,220,000              -    20070601         012             N          2.250      5.00000
    6269136732          777         700,000              -    20070701         012             N          2.250      5.00000
    6270585117          718         900,000              -    20070701         012             N          2.250      5.00000
    6271918267          759         760,000              -    20070701         012             N          2.250      5.00000
    6273559978          708         700,000              -    20070701         012             N          2.250      5.00000
    6276693642          780         890,000              -    20070701         012             N          2.250      5.00000
    6276750681          747       1,250,000      1,249,000    20070701         012             N          2.250      5.00000
    6277257249          727         400,000        400,000    20070701         012             N          2.250      5.00000
    6277826357          712         430,000        430,000    20070701         012             N          2.250      5.00000
    6279396011          786         400,000        400,000    20070701         012             N          2.250      5.00000
    6279562513          802         450,000        449,500    20070701         012             N          2.250      5.00000
    6280220127          776         700,000              -    20070601         012             N          2.250      5.00000
    6281202074          769         695,000        695,000    20070701         012             N          2.250      5.00000
    6281392156          634         435,000        435,000    20070601         012             N          2.250      5.00000
    6282948980          756         590,000        590,000    20070601         012             N          2.250      5.00000
    6282969929          738         489,000        489,000    20070701         012             N          2.250      5.00000
    6285246093          773         441,000        440,916    20070701         012             N          2.250      5.00000
    6285826837          736       2,050,000              -    20070701         012             N          2.250      5.00000
    6289480003          704         412,000        412,000    20070701         012             N          2.250      5.00000
    6291456439          693         450,000              -    20070601         012             N          2.250      5.00000
    6294262982          704         515,000        514,900    20070601         012             N          2.250      5.00000
    6294787723          773       2,600,000      2,600,000    20070701         012             N          2.250      5.00000
    6295342940          759         487,000        475,000    20070601         012             Y          2.250      5.00000
    6296814160          736         572,000        572,000    20070701         012             N          2.250      5.00000
    6300619589          783         730,000        730,000    20070601         012             N          2.250      5.00000
    6302012981          724         975,000              -    20070701         012             N          2.250      5.00000
    6302595431          770         635,000        635,000    20070701         012             N          2.250      5.00000
    6306093441          745       1,109,000      1,109,000    20070701         012             N          2.250      5.00000
    6306913200          681         450,000        449,900    20070601         012             N          2.250      5.00000
    6309202569          747         760,000              -    20070701         012             N          2.250      5.00000
    6309793088          699         370,000        370,000    20070701         012             N          2.250      5.00000
    6310723546          721         500,000        495,000    20070701         012             N          2.250      5.00000
    6310935959          741       1,000,000              -    20070701         012             N          2.250      5.00000
    6318059802          713       1,500,000              -    20070701         012             N          2.250      5.00000
    6321439504          780         645,000        645,000    20070701         012             N          2.250      5.00000
    6321964402          748         438,000        438,000    20070701         012             N          2.250      5.00000
    6322760098          742         725,000              -    20070701         012             N          2.250      5.00000
    6325561196          742       1,630,000      1,603,000    20070701         012             N          2.250      5.00000
    6326085211          789         770,000        765,500    20070601         012             N          2.250      5.00000
    6326095178          718       1,000,000              -    20070701         012             N          2.250      5.00000
    6326541262          720         630,000              -    20070601         012             N          2.250      5.00000
    6328762718          752         586,000              -    20070701         012             N          2.250      5.00000
    6335001977          687         415,000              -    20070701         012             N          2.250      5.00000
    6335333370          727         500,000        478,500    20070601         012             N          2.250      5.00000
    6335646185          776         400,000        400,000    20070701         012             N          2.250      5.00000
    6335829799          803         559,000        559,000    20070701         012             N          2.250      5.00000
    6336026742          805       1,000,000              -    20070701         012             N          2.250      5.00000
    6336139685          628       1,300,000              -    20070701         012             N          2.250      5.00000
    6336580698          745         660,000        660,000    20070701         012             N          2.250      5.00000
    6336584351          782         675,000        675,000    20070701         012             N          2.250      5.00000
    6338607382          699         725,000        725,000    20070701         012             N          2.250      5.00000
    6342216725          759         935,000              -    20070701         012             N          2.250      5.00000
    6346889816          791         928,000        927,500    20070701         012             N          2.250      5.00000
    6346994277          808         625,000        625,000    20070701         012             N          2.250      5.00000
    6347181700          739         440,000        439,900    20070701         012             N          2.250      5.00000
    6352654088          720         664,000        664,000    20070701         012             N          2.250      5.00000
    6354309129          788       1,600,000              -    20070701         012             N          2.250      5.00000
    6354788538          714         600,000              -    20070701         012             N          2.250      5.00000
    6355855096          699         760,000              -    20070701         012             N          2.250      5.00000
    6356030277          660         480,000        478,000    20070601         012             N          2.250      5.00000
    6357838561          726       2,500,000              -    20070701         012             N          2.250      5.00000
    6359029789          710         460,000        460,000    20070601         012             N          2.250      5.00000
    6359582258          647         435,000              -    20070701         012             N          2.250      5.00000
    6359969745          697         470,000        470,000    20070701         012             N          2.250      5.00000
    6360116328          735         505,000        505,000    20070601         012             N          2.250      5.00000
    6362763770          660       1,325,000              -    20070701         012             N          2.250      5.00000
    6365816823          776       1,300,000              -    20070701         012             N          2.250      5.00000
    6368148182          787         560,000        560,000    20070601         012             N          2.250      5.00000
    6368817125          775         740,000              -    20070701         012             N          2.250      5.00000
    6368819287          760         430,000              -    20070701         012             N          2.250      5.00000
    6370612282          752         950,000              -    20070701         012             N          2.250      5.00000
    6370919638          767         725,000        725,000    20070701         012             N          2.250      5.00000
    6371237923          766         551,000        550,000    20070701         012             N          2.250      5.00000
    6372342169          784         520,000              -    20070701         012             Y          2.250      5.00000
    6375893457          739       1,200,000      1,250,000    20070701         012             N          2.250      5.00000
    6377584229          724         630,000        630,000    20070601         012             N          2.250      5.00000
    6378806985          755         447,500        447,500    20070701         012             N          2.250      5.00000
    6379971879          728         427,980        427,976    20070701         012             N          2.250      5.00000
    6380048386          761         610,000        610,000    20070601         012             N          2.250      5.00000
    6380581725          696       1,850,000      1,820,000    20070701         012             N          2.250      5.00000
    6380937067          663         655,000              -    20070601         012             N          2.250      5.00000
    6381095923          720         540,000              -    20070601         012             N          2.250      5.00000
    6381623526          784         500,000        500,000    20070701         012             N          2.250      5.00000
    6384016173          762         540,000              -    20070601         012             N          2.250      5.00000
    6385302010          775         700,000              -    20070601         012             N          2.250      5.00000
    6389300580          768       1,300,000              -    20070701         012             N          2.250      5.00000
    6390502547          723       2,400,000      2,400,000    20070701         012             N          2.250      5.00000
    6393843880          669         590,000        590,000    20070701         012             N          2.250      5.00000
    6394128372          716         825,000        769,000    20070601         012             N          2.250      5.00000
    6397043271          687         792,000        792,000    20070701         012             N          2.250      5.00000
    6399710356           0          591,000        590,000    20070701         012             N          2.250      5.00000
    6399970976          744         535,000        534,000    20070601         012             Y          2.250      5.00000
    6400314297          746         640,000              -    20070701         012             N          2.250      5.00000
    6401018491          766         453,000        453,000    20070601         012             N          2.250      5.00000
    6404499748          723         765,000              -    20070601         012             N          2.250      5.00000
    6404695386          703       1,200,000              -    20070701         012             N          2.250      5.00000
    6406498763          712         980,000              -    20070601         012             N          2.250      5.00000
    6410486572          769       3,000,000              -    20070701         012             N          2.250      5.00000
    6412101609          736         523,000        523,000    20070701         012             N          2.250      5.00000
    6413502029          772         580,000        574,500    20070701         012             N          2.250      5.00000
    6415663720          679       4,100,000              -    20070601         012             N          2.250      5.00000
    6415992046          777         650,000        649,900    20070701         012             N          2.250      5.00000
    6418439581          782         542,000        542,000    20070701         012             N          2.250      5.00000
    6420318336          782         445,000        445,000    20070601         012             N          2.250      5.00000
    6421295087          669         453,000              -    20070201         012             N          2.250      5.00000
    6422628682          756         625,000              -    20070701         012             N          2.250      5.00000
    6427401341          752         515,000        515,000    20070701         012             N          2.250      5.00000
    6427526196          776         700,000              -    20070701         012             N          2.250      5.00000
    6429971069          766         556,000              -    20070701         012             N          2.250      5.00000
    6431492708          695         520,000              -    20070701         012             N          2.250      5.00000
    6434040405          765         800,000              -    20070701         012             N          2.250      5.00000
    6434970312          786         685,000        685,000    20070701         012             N          2.250      5.00000
    6435999948          756         625,000        625,000    20070701         012             N          2.250      5.00000
    6440861711          713         580,000        580,000    20070701         012             N          2.250      5.00000
    6442003155          782       1,600,000              -    20070701         012             N          2.250      5.00000
    6442148034          777       1,100,000              -    20070601         012             N          2.250      5.00000
    6443398570          772         525,000        525,000    20070701         012             N          2.250      5.00000
    6443736670          783       1,250,000      1,200,000    20070601         012             N          2.250      5.00000
    6445744235          739         442,000        442,000    20070701         012             N          2.250      5.00000
    6448171964          674         710,000              -    20070701         012             N          2.250      5.00000
    6449658597          763         775,000              -    20070701         012             N          2.250      5.00000
    6450771057          762         490,000              -    20070701         012             N          2.250      5.00000
    6453544006          819         400,000              -    20070701         012             N          2.250      5.00000
    6454626109          687         390,000              -    20070701         012             N          2.250      5.00000
    6457575642          748         600,000        600,000    20070701         012             N          2.250      5.00000
    6461580943          798         622,500        622,500    20070701         012             N          2.250      5.00000
    6461713940          792         900,000              -    20070701         012             N          2.250      5.00000
    6462640506          789       1,800,000              -    20070701         012             N          2.250      5.00000
    6464829040          706         865,000              -    20070701         012             N          2.250      5.00000
    6467737968          790         640,000              -    20070701         012             N          2.250      5.00000
    6468839946          745         655,000        645,000    20070701         012             N          2.250      5.00000
    6470864080          649         575,000              -    20070601         012             N          2.250      5.00000
    6473750096          757       1,350,000              -    20070701         012             N          2.250      5.00000
    6475831068          755         885,000              -    20070701         012             N          2.250      5.00000
    6476603185          685       1,150,000              -    20070601         012             N          2.250      5.00000
    6477245523          796       1,125,000              -    20070701         012             N          2.250      5.00000
    6479202969          720       1,250,000              -    20070701         012             N          2.250      5.00000
    6482594543          645         850,000              -    20070701         012             N          2.250      5.00000
    6484312282          660       1,460,000              -    20070701         012             N          2.250      5.00000
    6488018695          734         475,000              -    20070601         012             N          2.250      5.00000
    6488739738          747       2,200,000      2,200,000    20070701         012             N          2.250      5.00000
    6489271871          759         430,000        430,000    20070701         012             N          2.250      5.00000
    6490275937          782         535,000              -    20070701         012             N          2.250      5.00000
    6491884778          741         570,000              -    20070701         012             N          2.250      5.00000
    6493244260          646       1,700,000              -    20070601         012             Y          2.250      5.00000
    6493883505          737         900,000        900,000    20070701         012             N          2.250      5.00000
    6496145829          764         550,000              -    20070701         012             N          2.250      5.00000
    6497807641          741         590,000              -    20070701         012             N          2.250      5.00000
    6500647984          771         715,000              -    20070701         012             N          2.250      5.00000
    6501534454          742         470,000        470,000    20070701         012             N          2.250      5.00000
    6503061209          693         384,000        378,000    20070701         012             N          2.250      5.00000
    6503383371          732       1,025,000              -    20070601         012             N          2.250      5.00000
    6504055754          721         428,000              -    20070601         012             N          2.250      5.00000
    6504137966          726         520,000        519,000    20070701         012             N          2.250      5.00000
    6504208064          735         843,000        843,000    20070701         012             N          2.250      5.00000
    6504672038          764         620,000              -    20070701         012             N          2.250      5.00000
    6505283520          693         695,000              -    20070601         012             N          2.250      5.00000
    6506513644          762       1,500,000              -    20070701         012             N          2.250      5.00000
    6508675581          716       1,078,000      1,078,000    20070701         012             N          2.250      5.00000
    6510465237          720       1,595,000              -    20070701         012             N          2.250      5.00000
    6511486513          689       6,000,000              -    20070701         012             N          2.250      5.00000
    6511781848          779         435,000        430,000    20070701         012             N          2.250      5.00000
    6513645843          725         417,486        417,486    20070601         012             N          2.250      5.00000
    6516218648          804       1,350,000      1,315,000    20070701         012             N          2.250      5.00000
    6517084742          755         595,000              -    20070701         012             N          2.250      5.00000
    6517209505          686         950,000              -    20070701         012             N          2.250      5.00000
    6518067894          710         574,000              -    20070701         012             N          2.250      5.00000
    6520829737          761       2,100,000              -    20070701         012             N          2.250      5.00000
    6521091790          780         620,000              -    20070701         012             N          2.250      5.00000
    6524644587          748         700,000              -    20070701         012             N          2.250      5.00000
    6525605389          753         825,000              -    20070701         012             N          2.250      5.00000
    6525863749          700         465,000        465,000    20070701         012             N          2.250      5.00000
    6530114633          773       1,855,000      1,855,000    20070701         012             N          2.250      5.00000
    6532193924          797         649,000        651,954    20070701         012             N          2.250      5.00000
    6532786149          732         505,000        505,000    20070701         012             N          2.250      5.00000
    6533114788          756         880,000              -    20070701         012             N          2.250      5.00000
    6538184976          780         589,950        589,950    20070701         012             N          2.250      5.00000
    6543359233          612       1,205,000      1,205,000    20070701         012             N          2.250      5.00000
    6543578188          792         845,000              -    20070601         012             N          2.250      5.00000
    6543588625          735         645,000              -    20070601         012             N          2.250      5.00000
    6543642828          758         489,000        489,000    20070701         012             N          2.250      5.00000
    6543737438          756         950,000              -    20070701         012             N          2.250      5.00000
    6545219302          732         408,000        407,900    20070701         012             N          2.250      5.00000
    6550946286          803         781,000        781,000    20070701         012             N          2.250      5.00000
    6551011726          755       1,550,000              -    20070601         012             N          2.250      5.00000
    6551546333          722       1,500,000              -    20070701         012             N          2.250      5.00000
    6553504660          694         535,000        533,000    20070701         012             N          2.250      5.00000
    6553908655          782         615,000        615,000    20070701         012             N          2.250      5.00000
    6554159670          692       1,150,000              -    20070701         012             N          2.250      5.00000
    6556932306          716       2,000,000              -    20070601         012             N          2.250      5.00000
    6558583461          777         575,000              -    20070701         012             N          2.250      5.00000
    6558621469          792         638,000        637,000    20070701         012             N          2.250      5.00000
    6559099442          738         391,000        390,100    20070701         012             N          2.250      5.00000
    6560836469          718         700,000              -    20070701         012             N          2.250      5.00000
    6561939619          754         524,000        510,000    20070601         012             N          2.250      5.00000
    6562153798          712         525,000        525,000    20070701         012             N          2.250      5.00000
    6563860714          800         400,000        400,000    20070601         012             N          2.250      5.00000
    6564418025          785         495,000        495,000    20070701         012             N          2.250      5.00000
    6568839077          761       1,090,000      1,090,000    20070601         012             N          2.250      5.00000
    6569332684          747         800,000              -    20070701         012             N          2.250      5.00000
    6569661801          699         875,000              -    20070701         012             N          2.250      5.00000
    6569793059          624         610,000              -    20070701         012             N          2.250      5.00000
    6570160520          725         675,000              -    20070701         012             N          2.250      5.00000
    6571548327          778         753,000        753,000    20070701         012             N          2.250      5.00000
    6573154694          762         415,000        415,000    20070701         012             N          2.250      5.00000
    6575102725          759       1,020,000              -    20070701         012             N          2.250      5.00000
    6575608143          778       1,200,000              -    20070601         012             N          2.250      5.00000
    6577222828          784       1,675,000              -    20070701         012             N          2.250      5.00000
    6577540047           0          490,000        474,900    20070601         012             N          2.250      5.00000
    6580842653          776         750,000        750,000    20070601         012             N          2.250      5.00000
    6585989426          777         485,000        485,000    20070701         012             N          2.250      5.00000
    6587468494          786         575,000              -    20070601         012             N          2.250      5.00000
    6589406914          628         435,000        434,900    20070701         012             N          2.250      5.00000
    6591858201          700       1,600,000              -    20070701         012             N          2.250      5.00000
    6594299171          747       1,050,000              -    20070701         012             N          2.250      5.00000
    6594575000          742         775,000              -    20070601         012             N          2.250      5.00000
    6594817741          796       2,200,000              -    20070701         012             N          2.250      5.00000
    6596917705          776         530,000              -    20070701         012             N          2.250      5.00000
    6598558150          721         535,000        535,000    20070601         012             N          2.250      5.00000
    6603123727          747       1,450,000              -    20070701         012             N          2.250      5.00000
    6604402864          746       1,450,000              -    20070601         012             N          2.250      5.00000
    6610484989          696         705,000        705,000    20070601         012             N          2.250      5.00000
    6611158244          672         660,000              -    20070701         012             N          2.250      5.00000
    6612013133          752         535,000              -    20070701         012             N          2.250      5.00000
    6614179049          788         495,000              -    20070701         012             N          2.250      5.00000
    6616747041          699         500,000        499,900    20070701         012             N          2.250      5.00000
    6618221409          779         475,000              -    20070601         012             N          2.250      5.00000
    6621108643          764         600,000        600,000    20070701         012             N          2.250      5.00000
    6621502951          630         601,000        600,000    20070701         012             N          2.250      5.00000
    6621859187          784         700,000              -    20070601         012             N          2.250      5.00000
    6623983217          768         965,000              -    20070701         012             N          2.250      5.00000
    6624158165          810         920,000              -    20070701         012             N          2.250      5.00000
    6624485741          757         900,000              -    20070701         012             N          2.250      5.00000
    6625800898          749         665,000              -    20070701         012             N          2.250      5.00000
    6626642125          762       1,260,000              -    20070701         012             N          2.250      5.00000
    6626707175          744         665,000        665,000    20070701         012             N          2.250      5.00000
    6631406326          719         805,000        792,500    20070601         012             N          2.250      5.00000
    6632145634          627         491,000        491,000    20070701         012             N          2.250      5.00000
    6634878265          678         760,000              -    20070701         012             N          2.250      5.00000
    6636201953          765         495,000        495,000    20070601         012             N          2.250      5.00000
    6639380176          684         955,000              -    20070701         012             N          2.250      5.00000
    6641067084          781         444,000        371,000    20070601         012             N          2.250      5.00000
    6645854784          650         400,000              -    20070601         012             N          2.250      5.00000
    6646019064          674         875,000              -    20070701         012             N          2.250      5.00000
    6648032701          701       3,800,000              -    20070701         012             N          2.250      5.00000
    6649154256          779       2,150,000      2,150,000    20070701         012             N          2.250      5.00000
    6649294854          760         570,000              -    20070601         012             N          2.250      5.00000
    6649305460          794       1,212,000      1,212,000    20070701         012             N          2.250      5.00000
    6649816896          698       1,800,000      1,790,000    20070701         012             N          2.250      5.00000
    6653141850          767         514,000        507,000    20070701         012             N          2.250      5.00000
    6653791225          779         800,000        800,000    20070701         012             N          2.250      5.00000
    6654265716          718       1,075,000              -    20070701         012             N          2.250      5.00000
    6654682019          765         480,000        480,000    20070701         012             N          2.250      5.00000
    6657084163          734         559,000        558,500    20070701         012             N          2.250      5.00000
    6658115743          741         500,000              -    20070701         012             N          2.250      5.00000
    6658377632          724         550,000              -    20070601         012             N          2.250      5.00000
    6661107141          744         400,000        399,000    20070601         012             N          2.250      5.00000
    6662408225          775         425,000        425,000    20070701         012             N          2.250      5.00000
    6666693327          683       1,125,000              -    20070601         012             N          2.250      5.00000
    6667553223          714         380,000        380,000    20070701         012             N          2.250      5.00000
    6667784273          756         655,000        625,000    20070701         012             N          2.250      5.00000
    6668681064          776         490,000        478,000    20070701         012             N          2.250      5.00000
    6668865998          723         400,000        400,000    20070701         012             N          2.250      5.00000
    6669493709          626         521,000        520,959    20070701         012             N          2.250      5.00000
    6669836329          743         450,000              -    20070701         012             N          2.250      5.00000
    6671284716          760         725,000        720,000    20070701         012             N          2.250      5.00000
    6675823261          734         525,000              -    20070701         012             N          2.250      5.00000
    6675852153          742         412,000              -    20070601         012             N          2.250      5.00000
    6677030576          732         343,000        323,000    20070601         012             N          2.250      5.00000
    6681007818          779         890,000        890,000    20070701         012             N          2.250      5.00000
    6684206748          694         530,000              -    20070701         012             N          2.250      5.00000
    6684233171          810       1,000,000              -    20070601         012             N          2.250      5.00000
    6685071216          712       1,150,000              -    20070601         012             N          2.250      5.00000
    6685917384          762         675,000              -    20070701         012             N          2.250      5.00000
    6687436821          688         380,000        379,900    20070701         012             N          2.250      5.00000
    6691618224          751         535,000              -    20070601         012             N          2.250      5.00000
    6693624600          647         905,000        899,000    20070601         012             N          2.250      5.00000
    6695720950          680         645,000              -    20070701         012             N          2.250      5.00000
    6696146270          637         750,000              -    20070601         012             N          2.250      5.00000
    6698100101          708         555,000        555,000    20070701         012             N          2.250      5.00000
    6698480115          725       1,200,000              -    20070701         012             N          2.250      5.00000
    6702534972          769         640,000              -    20070701         012             N          2.250      5.00000
    6704391751          688         800,000              -    20070701         012             N          2.250      5.00000
    6706112783          753         570,000        570,000    20070701         012             N          2.250      5.00000
    6712366852          725         635,000        635,000    20070701         012             N          2.250      5.00000
    6714039515          745         975,000        975,000    20070601         012             N          2.250      5.00000
    6715243017          797         500,000        495,000    20070601         012             N          2.250      5.00000
    6718244988          754         430,000              -    20070701         012             N          2.250      5.00000
    6719030345          706         410,000        410,000    20070701         012             N          2.250      5.00000
    6722921142          725         424,000        424,000    20070701         012             N          2.250      5.00000
    6724400038          671         789,000              -    20070701         012             N          2.250      5.00000
    6724901290          750         445,000        444,900    20070601         012             N          2.250      5.00000
    6727327568          724       1,600,000              -    20070701         012             N          2.250      5.00000
    6728113678          796         960,000        960,000    20070701         012             N          2.250      5.00000
    6731056690          759         477,000              -    20070701         012             N          2.250      5.00000
    6731191711          745         630,000        630,000    20070701         012             N          2.250      5.00000
    6732613580          662         750,000              -    20070701         012             N          2.250      5.00000
    6732790230           0          485,000        485,000    20070701         012             N          2.250      5.00000
    6733433210          765         640,000              -    20070701         012             N          2.250      5.00000
    6735071927          682         395,000        395,000    20070701         012             N          2.250      5.00000
    6736372365          731         616,500        615,000    20070701         012             N          2.250      5.00000
    6736933430          726         498,000        495,000    20070701         012             N          2.250      5.00000
    6738546446          737       1,525,000              -    20070701         012             N          2.250      5.00000
    6739676457          784       1,420,000      1,420,000    20070701         012             N          2.250      5.00000
    6742228593          726         445,000              -    20070701         012             N          2.250      5.00000
    6747156088          682         450,000              -    20070601         012             N          2.250      5.00000
    6747182878          767       1,220,000              -    20070701         012             N          2.250      5.00000
    6747424023          770       1,600,000              -    20070701         012             N          2.250      5.00000
    6749455231          765         535,000        535,000    20070601         012             N          2.250      5.00000
    6751802114          706         590,000        578,000    20070601         012             N          2.250      5.00000
    6753746301          798         600,000        597,500    20070701         012             N          2.250      5.00000
    6754922455          778         575,000              -    20070701         012             N          2.250      5.00000
    6755059950          774         520,000        520,388    20070701         012             N          2.250      5.00000
    6758259581          720         567,000        535,000    20070701         012             N          2.250      5.00000
    6762037544          766       1,000,000      1,020,000    20070601         012             N          2.250      5.00000
    6762309026          732         950,000        910,000    20070601         012             N          2.250      5.00000
    6763807176          724         535,000        535,000    20070701         012             N          2.250      5.00000
    6766438383          706         650,000              -    20070701         012             N          2.250      5.00000
    6768930205          763         730,000              -    20070701         012             N          2.250      5.00000
    6773804189          805         715,000        715,000    20070701         012             N          2.250      5.00000
    6774760893          751         687,500        687,500    20070701         012             N          2.250      5.00000
    6779335105          777         730,000              -    20070701         012             N          2.250      5.00000
    6780398811          791       1,251,000      1,251,000    20070701         012             N          2.250      5.00000
    6781243438          721         451,000        451,000    20070601         012             N          2.250      5.00000
    6781911810          794         705,000              -    20070701         012             N          2.250      5.00000
    6782247016          777       1,680,000      1,675,000    20070601         012             N          2.250      5.00000
    6782635574          792         585,000              -    20070601         012             N          2.250      5.00000
    6783511758          776         690,000        665,068    20070701         012             N          2.250      5.00000
    6784093988          744       1,250,000              -    20070701         012             N          2.250      5.00000
    6790846734          678         499,500        499,500    20070701         012             N          2.250      5.00000
    6790962671          759         810,000              -    20070701         012             N          2.250      5.00000
    6791412767          794         732,000        732,000    20070701         012             N          2.250      5.00000
    6791979062          788         469,000        469,000    20070701         012             N          2.250      5.00000
    6792731116          779         765,000              -    20070701         012             N          2.250      5.00000
    6793514271          707         725,000              -    20070601         012             N          2.250      5.00000
    6797885420          779       1,100,000              -    20070701         012             N          2.250      5.00000
    6798552201          786         575,000              -    20070701         012             N          2.250      5.00000
    6799781437          806         570,000        570,000    20070701         012             N          2.250      5.00000
    6800853316          681         550,000              -    20070601         012             N          2.250      5.00000
    6805471833          759         705,000              -    20070701         012             N          2.250      5.00000
    6807307365          722       3,250,000              -    20070701         012             N          2.250      5.00000
    6810002730          767         620,000              -    20070701         012             N          2.250      5.00000
    6810388683          698         485,000              -    20070701         012             N          2.250      5.00000
    6815848368          668         475,000              -    20070601         012             N          2.250      5.00000
    6816004045          745       1,035,000              -    20070701         012             N          2.250      5.00000
    6817358242          761         468,000        464,500    20070601         012             N          2.250      5.00000
    6817859991          723         606,000              -    20070601         012             N          2.250      5.00000
    6818278118          753         675,000              -    20070701         012             N          2.250      5.00000
    6820824016          671         505,000        520,000    20070701         012             N          2.250      5.00000
    6821090419          770         832,000        831,503    20070701         012             N          2.250      5.00000
    6821176416          649         675,000              -    20070701         012             N          2.250      5.00000
    6825452086          699         470,000        470,000    20070701         012             N          2.250      5.00000
    6828613890          679         675,000        675,000    20070701         012             N          2.250      5.00000
    6829741039          759         528,000        498,000    20070601         012             N          2.250      5.00000
    6830308323          794       1,340,000              -    20070701         012             N          2.250      5.00000
    6830526262          772         430,000        430,000    20070701         012             N          2.250      5.00000
    6836039328          746         670,000        670,000    20070701         012             N          2.250      5.00000
    6836956158          766         810,000              -    20070701         012             N          2.250      5.00000
    6840301912          701       1,160,000              -    20070701         012             N          2.250      5.00000
    6841422949          807         511,000              -    20070601         012             N          2.250      5.00000
    6844688025          757       6,000,000              -    20070701         012             N          2.250      5.00000
    6844766318          792         624,888        624,888    20070701         012             N          2.250      5.00000
    6845281085          742         440,000        440,000    20070701         012             N          2.250      5.00000
    6848018245          778         555,000        555,000    20070601         012             N          2.250      5.00000
    6848884323          752       1,075,000              -    20070601         012             N          2.250      5.00000
    6851504420          655         798,000              -    20070701         012             N          2.250      5.00000
    6852132288          765         440,000        440,000    20070701         012             N          2.250      5.00000
    6852792792          787       1,200,000              -    20070701         012             N          2.250      5.00000
    6853049218          732         595,000        595,000    20070601         012             N          2.250      5.00000
    6853909965          741       1,250,000              -    20070701         012             N          2.250      5.00000
    6854904056          693         440,000              -    20070701         012             N          2.250      5.00000
    6854917959          766         688,000              -    20070701         012             N          2.250      5.00000
    6855014236          771         477,000        474,800    20070701         012             N          2.250      5.00000
    6858501825          813         750,000        750,000    20070701         012             N          2.250      5.00000
    6860714143          747         685,000              -    20070601         012             N          2.250      5.00000
    6862462469          737         436,000        436,000    20070701         012             N          2.250      5.00000
    6862545685          712         775,000        775,000    20070701         012             N          2.250      5.00000
    6863645096          691         450,000        450,000    20070701         012             N          2.250      5.00000
    6864192312          688         479,000        479,000    20070701         012             N          2.250      5.00000
    6864434169          748         739,000        739,000    20070601         012             N          2.250      5.00000
    6864848517          684         530,000              -    20070701         012             Y          2.250      5.00000
    6866013003          660         470,000              -    20070701         012             N          2.250      5.00000
    6872507873          677         475,000        480,000    20070701         012             N          2.250      5.00000
    6874085381          750         800,000        800,000    20070601         012             N          2.250      5.00000
    6877820537          725         450,000              -    20070601         012             N          2.250      5.00000
    6878209441          736       1,000,000              -    20070601         012             N          2.250      5.00000
    6879148978          693       1,310,000              -    20070601         012             N          2.250      5.00000
    6884190338          737         420,000              -    20070701         012             N          2.250      5.00000
    6884446995          759         760,000        757,500    20070701         012             N          2.250      5.00000
    6884516912          789         660,000        659,000    20070701         012             N          2.250      5.00000
    6885496619          784         990,000              -    20070701         012             N          2.250      5.00000
    6887552724          738         805,000        805,000    20070701         012             N          2.250      5.00000
    6887694005          649         410,000              -    20070601         012             N          2.250      5.00000
    6894174892          782         486,500        486,500    20070701         012             N          2.250      5.00000
    6895166350          788         583,000        582,500    20070701         012             N          2.250      5.00000
    6896273932          737         745,000        745,000    20070701         012             N          2.250      5.00000
    6904345474          746         780,000              -    20070701         012             N          2.250      5.00000
    6905078934          703       2,000,000              -    20070701         012             N          2.250      5.00000
    6905113681          758       3,100,000              -    20070601         012             N          2.250      5.00000
    6905282890          760         665,000        663,500    20070701         012             N          2.250      5.00000
    6906327132          692         553,000        553,000    20070701         012             N          2.250      5.00000
    6911659461          747         910,000              -    20070701         012             N          2.250      5.00000
    6911815246          774         422,000              -    20070601         012             N          2.250      5.00000
    6912561344          713         345,000        345,000    20070601         012             N          2.250      5.00000
    6912844211          803         400,000        400,000    20070701         012             N          2.250      5.00000
    6914879611          772         930,000              -    20070601         012             N          2.250      5.00000
    6917125376          794         725,000        710,000    20070701         012             N          2.250      5.00000
    6921755416          763         800,000        796,000    20070601         012             N          2.250      5.00000
    6923381161          686         580,000        580,000    20070701         012             N          2.250      5.00000
    6924107482          731         685,000              -    20070701         012             N          2.250      5.00000
    6924812842          803       1,200,000              -    20070701         012             N          2.250      5.00000
    6925291558          798         410,000        408,000    20070601         012             N          2.250      5.00000
    6929736061          797         712,000        712,000    20070701         012             N          2.250      5.00000
    6930866097          689         520,000              -    20070701         012             N          2.250      5.00000
    6931171281          757         357,000        357,000    20070701         012             N          2.250      5.00000
    6931857558          769         508,000        508,000    20070701         012             N          2.250      5.00000
    6933772029          746         760,000              -    20070701         012             N          2.250      5.00000
    6934617686          780         425,000              -    20070701         012             N          2.250      5.00000
    6935519691          785       1,275,000              -    20070701         012             N          2.250      5.00000
    6938905210          777       4,500,000              -    20070701         012             N          2.250      5.00000
    6940023986          717       1,790,000              -    20070701         012             N          2.250      5.00000
    6943688496          706         670,000        626,000    20070701         012             N          2.250      5.00000
    6944482279          755       1,000,000              -    20070701         012             N          2.250      5.00000
    6947469034          719         505,000              -    20070701         012             N          2.250      5.00000
    6948719676          778         550,000              -    20070701         012             N          2.250      5.00000
    6949206970          741       2,450,000              -    20070601         012             N          2.250      5.00000
    6949990425          704         546,000        546,000    20070701         012             N          2.250      5.00000
    6950606902          725         525,000              -    20070601         012             N          2.250      5.00000
    6951050365          686         715,000              -    20070601         012             N          2.250      5.00000
    6952153184          765       1,200,000      1,200,000    20070701         012             N          2.250      5.00000
    6960886767          709         812,000              -    20070701         012             N          2.250      5.00000
    6962621832          740         675,000        675,000    20070701         012             N          2.250      5.00000
    6963157042          710         590,000              -    20070701         012             N          2.250      5.00000
    6963757742          696         425,000        425,000    20070701         012             N          2.250      5.00000
    6965158360          700         525,000              -    20070701         012             N          2.250      5.00000
    6966328897          759         622,500        620,000    20070701         012             N          2.250      5.00000
    6968275005          735       1,600,000              -    20070701         012             N          2.250      5.00000
    6972713967          772         500,000              -    20070701         012             N          2.250      5.00000
    6972920877          784         680,000              -    20070701         012             N          2.250      5.00000
    6973413161          781       3,850,000              -    20070601         012             N          2.250      5.00000
    6976468832          765         480,000              -    20070601         012             N          2.250      5.00000
    6978448246          700       1,300,000              -    20070701         012             N          2.250      5.00000
    6978561444          706         565,000        562,500    20070701         012             N          2.250      5.00000
    6978863378          670         700,000        688,398    20070701         012             N          2.250      5.00000
    6981733444          751         600,000        599,000    20070701         012             N          2.250      5.00000
    6981847418          644       1,000,000      1,000,000    20070701         012             N          2.250      5.00000
    6982664655          708         685,000        685,000    20070601         012             N          2.250      5.00000
    6983044493          651       2,500,000              -    20070601         012             N          2.250      5.00000
    6983477503          776         425,000              -    20070701         012             N          2.250      5.00000
    6987163570          788       1,850,000      1,850,000    20070701         012             N          2.250      5.00000
    6988365018          768       2,600,000              -    20070701         012             N          2.250      5.00000
    6988517519          713         570,000        570,000    20070701         012             N          2.250      5.00000
    6990250778          733         690,000              -    20070701         012             N          2.250      5.00000
    6991938652          776         495,000        495,000    20070701         012             N          2.250      5.00000
    6993191706          725         565,000        560,000    20070601         012             N          2.250      5.00000
    6994808662          758         530,000              -    20070701         012             N          2.250      5.00000
    6999247825          775         925,000              -    20070601         012             N          2.250      5.00000
    7016016177          701         560,000        558,400    20070701         012             N          2.250      5.00000
    7016022019          717         500,000              -    20070701         012             N          2.250      5.00000
    7016022407          706         800,000              -    20070701         012             N          2.250      5.00000
    7016023017          773         730,000              -    20070701         012             N          2.250      5.00000
    7016039815          763       1,500,000              -    20070701         012             N          2.250      5.00000
    7016040847          644         465,000              -    20070701         012             N          2.250      5.00000
    7016041357          697         680,000        615,900    20070701         012             N          2.250      5.00000
    7016042942          714         510,000              -    20070701         012             N          2.250      5.00000



BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 1:  5/1 LIBOR
MORTGAGE SCHEDULE


(Table Continued)

       LOAN             MAX RATE          MINIMUM         MAXIMUM       MINIMUM     PERIODIC
      NUMBER            INCREASE       RATE DECREASE        RATE         RATE       RATE CAP
-----------------------------------------------------------------------------------------------
    6002677612            5.00             4.00            11.250        2.250        2.00
    6003925051            5.00             3.63            10.875        2.250        2.00
    6004345416            5.00             5.00            11.000        2.250        2.00
    6005132888            5.00             5.00            10.750        2.250        2.00
    6005931701            5.00             5.00            11.250        2.250        2.00
    6010962741            5.00             3.75            11.000        2.250        2.00
    6011589980            5.00             5.00            11.000        2.250        2.00
    6012761026            5.00             4.00            11.250        2.250        2.00
    6015293316            5.00             5.00            11.000        2.250        2.00
    6015682336            5.00             5.00            10.750        2.250        2.00
    6016880186            5.00             3.63            10.875        2.250        2.00
    6019364725            5.00             3.88            11.125        2.250        2.00
    6019602660            5.00             4.13            11.375        2.250        2.00
    6021656761            5.00             3.75            11.000        2.250        2.00
    6022250572            5.00             5.00            11.375        2.250        2.00
    6026539053            5.00             4.63            11.875        2.250        2.00
    6026650439            5.00             3.38            10.625        2.250        2.00
    6027541280            5.00             5.00            11.125        2.250        2.00
    6031483800            5.00             3.75            11.000        2.250        2.00
    6032767193            5.00             3.88            11.125        2.250        2.00
    6033638625            5.00             3.63            10.875        2.250        2.00
    6034731536            5.00             3.63            10.875        2.250        2.00
    6036905286            5.00             4.13            11.375        2.250        2.00
    6037967715            5.00             5.00            11.250        2.250        2.00
    6041264182            5.00             4.00            11.250        2.250        2.00
    6043884565            5.00             3.88            11.125        2.250        2.00
    6044284377            5.00             5.00            11.000        2.250        2.00
    6045208805            5.00             5.00            11.000        2.250        2.00
    6045324578            5.00             5.00            11.000        2.250        2.00
    6054175390            5.00             5.00            10.875        2.250        2.00
    6055361551            5.00             5.00            11.125        2.250        2.00
    6056462739            5.00             4.00            11.250        2.250        2.00
    6056536037            5.00             3.88            11.125        2.250        2.00
    6057191519            5.00             3.88            11.125        2.250        2.00
    6058205664            5.00             4.00            11.250        2.250        2.00
    6058299162            5.00             5.00            10.500        2.250        2.00
    6058951077            5.00             5.00            11.000        2.250        2.00
    6062448862            5.00             3.63            10.875        2.250        2.00
    6065213834            5.00             3.88            11.125        2.250        2.00
    6066975357            5.00             3.63            10.875        2.250        2.00
    6068129508            5.00             3.75            11.000        2.250        2.00
    6068902185            5.00             5.00            10.750        2.250        2.00
    6070791154            5.00             3.75            11.000        2.250        2.00
    6072291997            5.00             3.75            11.000        2.250        2.00
    6072349779            5.00             5.00            11.125        2.250        2.00
    6073090109            5.00             3.75            11.000        2.250        2.00
    6073478049            5.00             5.00            10.875        2.250        2.00
    6075702727            5.00             5.00            11.250        2.250        2.00
    6075839925            5.00             3.63            10.875        2.250        2.00
    6076918041            5.00             4.00            11.250        2.250        2.00
    6078605794            5.00             3.75            11.000        2.250        2.00
    6080254474            5.00             4.00            11.250        2.250        2.00
    6080488239            5.00             3.63            10.875        2.250        2.00
    6080548461            5.00             3.75            11.000        2.250        2.00
    6084885240            5.00             3.50            10.750        2.250        2.00
    6085673009            5.00             5.00            10.875        2.250        2.00
    6085779343            5.00             5.00            10.875        2.250        2.00
    6086358428            5.00             5.00            11.125        2.250        2.00
    6087984875            5.00             3.38            10.625        2.250        2.00
    6093024294            5.00             5.00            11.125        2.250        2.00
    6093363304            5.00             4.00            11.250        2.250        2.00
    6094928279            5.00             3.88            11.125        2.250        2.00
    6095051949            5.00             5.00            11.125        2.250        2.00
    6095056385            5.00             3.88            11.125        2.250        2.00
    6095607823            5.00             5.00            11.000        2.250        2.00
    6096858045            5.00             4.00            11.250        2.250        2.00
    6099191196            5.00             5.00            11.375        2.250        2.00
    6099708163            5.00             5.00            11.000        2.250        2.00
    6100709598            5.00             5.00            10.875        2.250        2.00
    6102598676            5.00             5.00            11.250        2.250        2.00
    6103819519            5.00             3.75            11.000        2.250        2.00
    6105457433            5.00             4.13            11.375        2.250        2.00
    6106489781            5.00             3.88            11.125        2.250        2.00
    6106713875            5.00             5.00            11.375        2.250        2.00
    6106896357            5.00             4.38            11.625        2.250        2.00
    6107604214            5.00             5.00            10.875        2.250        2.00
    6117063799            5.00             5.00            10.375        2.250        2.00
    6118230603            5.00             3.88            11.125        2.250        2.00
    6119045166            5.00             4.13            11.375        2.250        2.00
    6119286034            5.00             4.25            11.500        2.250        2.00
    6121118076            5.00             3.50            10.750        2.250        2.00
    6123537141            5.00             4.00            11.250        2.250        2.00
    6125574142            5.00             3.50            10.750        2.250        2.00
    6127833280            5.00             3.75            11.000        2.250        2.00
    6128526156            5.00             5.00            10.875        2.250        2.00
    6130526822            5.00             3.88            11.125        2.250        2.00
    6132132736            5.00             5.00            10.750        2.250        2.00
    6132685634            5.00             4.13            11.375        2.250        2.00
    6135825765            5.00             5.00            11.000        2.250        2.00
    6135830831            5.00             5.00            10.625        2.250        2.00
    6139589458            5.00             5.00            11.250        2.250        2.00
    6140056158            5.00             3.75            11.000        2.250        2.00
    6140365880            5.00             3.75            11.000        2.250        2.00
    6140657559            5.00             3.50            10.750        2.250        2.00
    6141142973            5.00             5.00            10.875        2.250        2.00
    6149341916            5.00             4.00            11.250        2.250        2.00
    6151367585            5.00             3.75            11.000        2.250        2.00
    6151592521            5.00             4.25            11.500        2.250        2.00
    6154251463            5.00             5.00            10.875        2.250        2.00
    6155383968            5.00             5.00            10.750        2.250        2.00
    6157043727            5.00             5.00            11.000        2.250        2.00
    6157122091            5.00             5.00            10.875        2.250        2.00
    6158557022            5.00             5.00            11.500        2.250        2.00
    6160093719            5.00             3.50            10.750        2.250        2.00
    6160703101            5.00             3.88            11.125        2.250        2.00
    6161446502            5.00             3.75            11.000        2.250        2.00
    6162091380            5.00             5.00            11.250        2.250        2.00
    6163023135            5.00             3.63            10.875        2.250        2.00
    6164054808            5.00             5.00            11.125        2.250        2.00
    6166645751            5.00             3.75            11.000        2.250        2.00
    6167616181            5.00             4.25            11.500        2.250        2.00
    6169187157            5.00             3.88            11.125        2.250        2.00
    6171273284            5.00             5.00            11.000        2.250        2.00
    6175993226            5.00             4.00            11.250        2.250        2.00
    6179204588            5.00             5.00            11.000        2.250        2.00
    6180452846            5.00             5.00            10.875        2.250        2.00
    6181486454            5.00             4.00            11.250        2.250        2.00
    6181604288            5.00             3.63            10.875        2.250        2.00
    6183512067            5.00             4.00            11.250        2.250        2.00
    6184337126            5.00             4.25            11.500        2.250        2.00
    6185579320            5.00             3.75            11.000        2.250        2.00
    6187554362            5.00             4.00            11.250        2.250        2.00
    6190959723            5.00             5.00            10.875        2.250        2.00
    6194301351            5.00             3.63            10.875        2.250        2.00
    6195549339            5.00             3.75            11.000        2.250        2.00
    6195663882            5.00             3.75            11.000        2.250        2.00
    6196195397            5.00             4.63            11.875        2.250        2.00
    6196670597            5.00             4.00            11.250        2.250        2.00
    6199164119            5.00             4.00            11.250        2.250        2.00
    6202339955            5.00             3.75            11.000        2.250        2.00
    6203399065            5.00             3.88            11.125        2.250        2.00
    6203459422            5.00             5.00            11.250        2.250        2.00
    6204005273            5.00             5.00            11.125        2.250        2.00
    6204557893            5.00             5.00            11.000        2.250        2.00
    6206471655            5.00             5.00            11.375        2.250        2.00
    6206750009            5.00             3.88            11.125        2.250        2.00
    6207217131            5.00             3.75            11.000        2.250        2.00
    6211024093            5.00             3.75            11.000        2.250        2.00
    6212861600            5.00             3.63            10.875        2.250        2.00
    6217811741            5.00             3.25            10.500        2.250        2.00
    6220326158            5.00             3.63            10.875        2.250        2.00
    6220461088            5.00             4.00            11.250        2.250        2.00
    6222060912            5.00             3.88            11.125        2.250        2.00
    6227144695            5.00             5.00            11.000        2.250        2.00
    6230840032            5.00             5.00            10.875        2.250        2.00
    6231295483            5.00             5.00            11.000        2.250        2.00
    6233880951            5.00             4.00            11.250        2.250        2.00
    6237921272            5.00             4.00            11.250        2.250        2.00
    6238513805            5.00             3.50            10.750        2.250        2.00
    6241563367            5.00             5.00            10.875        2.250        2.00
    6249987170            5.00             5.00            11.375        2.250        2.00
    6251453046            5.00             4.00            11.250        2.250        2.00
    6253665480            5.00             5.00            10.750        2.250        2.00
    6253798596            5.00             4.13            11.375        2.250        2.00
    6257553088            5.00             5.00            10.875        2.250        2.00
    6257917259            5.00             5.00            10.875        2.250        2.00
    6258815635            5.00             5.00            10.625        2.250        2.00
    6259502604            5.00             3.75            11.000        2.250        2.00
    6260456634            5.00             3.50            10.750        2.250        2.00
    6262333906            5.00             4.38            11.625        2.250        2.00
    6262439208            5.00             5.00            11.500        2.250        2.00
    6262954198            5.00             4.00            11.250        2.250        2.00
    6262980318            5.00             3.75            11.000        2.250        2.00
    6263861277            5.00             3.75            11.000        2.250        2.00
    6264248581            5.00             4.00            11.250        2.250        2.00
    6264923597            5.00             3.88            11.125        2.250        2.00
    6265969706            5.00             3.63            10.875        2.250        2.00
    6266751665            5.00             5.00            11.000        2.250        2.00
    6266927075            5.00             3.88            11.125        2.250        2.00
    6268485734            5.00             3.75            11.000        2.250        2.00
    6269136732            5.00             3.88            11.125        2.250        2.00
    6270585117            5.00             5.00            11.375        2.250        2.00
    6271918267            5.00             3.75            11.000        2.250        2.00
    6273559978            5.00             4.00            11.250        2.250        2.00
    6276693642            5.00             5.00            10.625        2.250        2.00
    6276750681            5.00             3.63            10.875        2.250        2.00
    6277257249            5.00             3.88            11.125        2.250        2.00
    6277826357            5.00             5.00            11.000        2.250        2.00
    6279396011            5.00             3.75            11.000        2.250        2.00
    6279562513            5.00             5.00            11.500        2.250        2.00
    6280220127            5.00             4.00            11.250        2.250        2.00
    6281202074            5.00             4.25            11.500        2.250        2.00
    6281392156            5.00             3.88            11.125        2.250        2.00
    6282948980            5.00             4.13            11.375        2.250        2.00
    6282969929            5.00             5.00            11.000        2.250        2.00
    6285246093            5.00             3.25            10.500        2.250        2.00
    6285826837            5.00             4.00            11.250        2.250        2.00
    6289480003            5.00             5.00            11.250        2.250        2.00
    6291456439            5.00             4.25            11.500        2.250        2.00
    6294262982            5.00             3.88            11.125        2.250        2.00
    6294787723            5.00             3.75            11.000        2.250        2.00
    6295342940            5.00             3.63            10.875        2.250        2.00
    6296814160            5.00             3.75            11.000        2.250        2.00
    6300619589            5.00             4.25            11.500        2.250        2.00
    6302012981            5.00             4.13            11.375        2.250        2.00
    6302595431            5.00             5.00            11.000        2.250        2.00
    6306093441            5.00             5.00            10.875        2.250        2.00
    6306913200            5.00             3.88            11.125        2.250        2.00
    6309202569            5.00             5.00            11.250        2.250        2.00
    6309793088            5.00             3.38            10.625        2.250        2.00
    6310723546            5.00             4.00            11.250        2.250        2.00
    6310935959            5.00             5.00            10.750        2.250        2.00
    6318059802            5.00             4.13            11.375        2.250        2.00
    6321439504            5.00             4.00            11.250        2.250        2.00
    6321964402            5.00             5.00            11.000        2.250        2.00
    6322760098            5.00             3.88            11.125        2.250        2.00
    6325561196            5.00             3.50            10.750        2.250        2.00
    6326085211            5.00             3.75            11.000        2.250        2.00
    6326095178            5.00             5.00            11.000        2.250        2.00
    6326541262            5.00             3.88            11.125        2.250        2.00
    6328762718            5.00             5.00            11.125        2.250        2.00
    6335001977            5.00             4.00            11.250        2.250        2.00
    6335333370            5.00             4.13            11.375        2.250        2.00
    6335646185            5.00             5.00            11.125        2.250        2.00
    6335829799            5.00             3.63            10.875        2.250        2.00
    6336026742            5.00             3.75            11.000        2.250        2.00
    6336139685            5.00             4.13            11.375        2.250        2.00
    6336580698            5.00             3.75            11.000        2.250        2.00
    6336584351            5.00             4.00            11.250        2.250        2.00
    6338607382            5.00             4.00            11.250        2.250        2.00
    6342216725            5.00             5.00            10.875        2.250        2.00
    6346889816            5.00             4.25            11.500        2.250        2.00
    6346994277            5.00             2.63            09.875        2.250        2.00
    6347181700            5.00             4.13            11.375        2.250        2.00
    6352654088            5.00             3.75            11.000        2.250        2.00
    6354309129            5.00             5.00            11.250        2.250        2.00
    6354788538            5.00             4.00            11.250        2.250        2.00
    6355855096            5.00             5.00            11.375        2.250        2.00
    6356030277            5.00             4.00            11.250        2.250        2.00
    6357838561            5.00             3.75            11.000        2.250        2.00
    6359029789            5.00             3.75            11.000        2.250        2.00
    6359582258            5.00             3.75            11.000        2.250        2.00
    6359969745            5.00             3.75            11.000        2.250        2.00
    6360116328            5.00             5.00            11.125        2.250        2.00
    6362763770            5.00             3.75            11.000        2.250        2.00
    6365816823            5.00             5.00            10.750        2.250        2.00
    6368148182            5.00             4.25            11.500        2.250        2.00
    6368817125            5.00             3.63            10.875        2.250        2.00
    6368819287            5.00             5.00            11.000        2.250        2.00
    6370612282            5.00             3.88            11.125        2.250        2.00
    6370919638            5.00             4.13            11.375        2.250        2.00
    6371237923            5.00             4.13            11.375        2.250        2.00
    6372342169            5.00             3.88            11.125        2.250        2.00
    6375893457            5.00             3.63            10.875        2.250        2.00
    6377584229            5.00             3.88            11.125        2.250        2.00
    6378806985            5.00             3.88            11.125        2.250        2.00
    6379971879            5.00             5.00            11.000        2.250        2.00
    6380048386            5.00             4.50            11.750        2.250        2.00
    6380581725            5.00             5.00            11.000        2.250        2.00
    6380937067            5.00             4.00            11.250        2.250        2.00
    6381095923            5.00             4.13            11.375        2.250        2.00
    6381623526            5.00             5.00            10.750        2.250        2.00
    6384016173            5.00             3.63            10.875        2.250        2.00
    6385302010            5.00             4.00            11.250        2.250        2.00
    6389300580            5.00             3.63            10.875        2.250        2.00
    6390502547            5.00             4.00            11.250        2.250        2.00
    6393843880            5.00             4.13            11.375        2.250        2.00
    6394128372            5.00             4.25            11.500        2.250        2.00
    6397043271            5.00             3.88            11.125        2.250        2.00
    6399710356            5.00             3.88            11.125        2.250        2.00
    6399970976            5.00             4.13            11.375        2.250        2.00
    6400314297            5.00             3.63            10.875        2.250        2.00
    6401018491            5.00             3.63            10.875        2.250        2.00
    6404499748            5.00             3.63            10.875        2.250        2.00
    6404695386            5.00             5.00            11.125        2.250        2.00
    6406498763            5.00             3.75            11.000        2.250        2.00
    6410486572            5.00             3.88            11.125        2.250        2.00
    6412101609            5.00             3.75            11.000        2.250        2.00
    6413502029            5.00             3.75            11.000        2.250        2.00
    6415663720            5.00             4.00            11.250        2.250        2.00
    6415992046            5.00             3.63            10.875        2.250        2.00
    6418439581            5.00             3.75            11.000        2.250        2.00
    6420318336            5.00             4.38            11.625        2.250        2.00
    6421295087            5.00             3.63            10.875        2.250        2.00
    6422628682            5.00             3.88            11.125        2.250        2.00
    6427401341            5.00             5.00            11.125        2.250        2.00
    6427526196            5.00             3.63            10.875        2.250        2.00
    6429971069            5.00             3.75            11.000        2.250        2.00
    6431492708            5.00             5.00            10.750        2.250        2.00
    6434040405            5.00             4.13            11.375        2.250        2.00
    6434970312            5.00             5.00            11.000        2.250        2.00
    6435999948            5.00             5.00            11.000        2.250        2.00
    6440861711            5.00             3.75            11.000        2.250        2.00
    6442003155            5.00             3.63            10.875        2.250        2.00
    6442148034            5.00             4.13            11.375        2.250        2.00
    6443398570            5.00             3.25            10.500        2.250        2.00
    6443736670            5.00             3.75            11.000        2.250        2.00
    6445744235            5.00             4.50            11.750        2.250        2.00
    6448171964            5.00             5.00            11.000        2.250        2.00
    6449658597            5.00             3.50            10.750        2.250        2.00
    6450771057            5.00             4.00            11.250        2.250        2.00
    6453544006            5.00             4.50            11.750        2.250        2.00
    6454626109            5.00             3.75            11.000        2.250        2.00
    6457575642            5.00             4.00            11.250        2.250        2.00
    6461580943            5.00             3.63            10.875        2.250        2.00
    6461713940            5.00             4.13            11.375        2.250        2.00
    6462640506            5.00             3.75            11.000        2.250        2.00
    6464829040            5.00             5.00            11.000        2.250        2.00
    6467737968            5.00             5.00            11.000        2.250        2.00
    6468839946            5.00             3.63            10.875        2.250        2.00
    6470864080            5.00             4.25            11.500        2.250        2.00
    6473750096            5.00             3.88            11.125        2.250        2.00
    6475831068            5.00             3.75            11.000        2.250        2.00
    6476603185            5.00             4.25            11.500        2.250        2.00
    6477245523            5.00             3.50            10.750        2.250        2.00
    6479202969            5.00             3.63            10.875        2.250        2.00
    6482594543            5.00             4.38            11.625        2.250        2.00
    6484312282            5.00             5.00            11.250        2.250        2.00
    6488018695            5.00             3.63            10.875        2.250        2.00
    6488739738            5.00             2.38            09.625        2.250        2.00
    6489271871            5.00             5.00            11.125        2.250        2.00
    6490275937            5.00             5.00            11.375        2.250        2.00
    6491884778            5.00             5.00            11.000        2.250        2.00
    6493244260            5.00             4.13            11.375        2.250        2.00
    6493883505            5.00             3.00            10.250        2.250        2.00
    6496145829            5.00             5.00            11.000        2.250        2.00
    6497807641            5.00             3.75            11.000        2.250        2.00
    6500647984            5.00             3.75            11.000        2.250        2.00
    6501534454            5.00             3.75            11.000        2.250        2.00
    6503061209            5.00             3.75            11.000        2.250        2.00
    6503383371            5.00             4.13            11.375        2.250        2.00
    6504055754            5.00             4.38            11.625        2.250        2.00
    6504137966            5.00             3.75            11.000        2.250        2.00
    6504208064            5.00             5.00            10.750        2.250        2.00
    6504672038            5.00             3.50            10.750        2.250        2.00
    6505283520            5.00             4.00            11.250        2.250        2.00
    6506513644            5.00             3.75            11.000        2.250        2.00
    6508675581            5.00             5.00            11.375        2.250        2.00
    6510465237            5.00             5.00            10.875        2.250        2.00
    6511486513            5.00             5.00            11.375        2.250        2.00
    6511781848            5.00             3.75            11.000        2.250        2.00
    6513645843            5.00             4.13            11.375        2.250        2.00
    6516218648            5.00             4.13            11.375        2.250        2.00
    6517084742            5.00             3.63            10.875        2.250        2.00
    6517209505            5.00             5.00            11.125        2.250        2.00
    6518067894            5.00             3.63            10.875        2.250        2.00
    6520829737            5.00             5.00            11.000        2.250        2.00
    6521091790            5.00             5.00            10.875        2.250        2.00
    6524644587            5.00             5.00            11.000        2.250        2.00
    6525605389            5.00             3.63            10.875        2.250        2.00
    6525863749            5.00             3.75            11.000        2.250        2.00
    6530114633            5.00             5.00            10.875        2.250        2.00
    6532193924            5.00             3.75            11.000        2.250        2.00
    6532786149            5.00             5.00            11.250        2.250        2.00
    6533114788            5.00             5.00            11.000        2.250        2.00
    6538184976            5.00             3.63            10.875        2.250        2.00
    6543359233            5.00             3.75            11.000        2.250        2.00
    6543578188            5.00             3.50            10.750        2.250        2.00
    6543588625            5.00             3.50            10.750        2.250        2.00
    6543642828            5.00             4.00            11.250        2.250        2.00
    6543737438            5.00             5.00            11.125        2.250        2.00
    6545219302            5.00             3.75            11.000        2.250        2.00
    6550946286            5.00             5.00            10.625        2.250        2.00
    6551011726            5.00             4.13            11.375        2.250        2.00
    6551546333            5.00             4.00            11.250        2.250        2.00
    6553504660            5.00             3.50            10.750        2.250        2.00
    6553908655            5.00             4.00            11.250        2.250        2.00
    6554159670            5.00             3.63            10.875        2.250        2.00
    6556932306            5.00             3.75            11.000        2.250        2.00
    6558583461            5.00             5.00            11.125        2.250        2.00
    6558621469            5.00             5.00            11.250        2.250        2.00
    6559099442            5.00             4.25            11.500        2.250        2.00
    6560836469            5.00             3.50            10.750        2.250        2.00
    6561939619            5.00             5.00            10.500        2.250        2.00
    6562153798            5.00             5.00            11.125        2.250        2.00
    6563860714            5.00             3.50            10.750        2.250        2.00
    6564418025            5.00             3.88            11.125        2.250        2.00
    6568839077            5.00             4.00            11.250        2.250        2.00
    6569332684            5.00             5.00            10.625        2.250        2.00
    6569661801            5.00             5.00            11.000        2.250        2.00
    6569793059            5.00             5.00            11.375        2.250        2.00
    6570160520            5.00             4.00            11.250        2.250        2.00
    6571548327            5.00             4.25            11.500        2.250        2.00
    6573154694            5.00             3.75            11.000        2.250        2.00
    6575102725            5.00             4.00            11.250        2.250        2.00
    6575608143            5.00             3.63            10.875        2.250        2.00
    6577222828            5.00             5.00            11.750        2.250        2.00
    6577540047            5.00             3.38            10.625        2.250        2.00
    6580842653            5.00             4.00            11.250        2.250        2.00
    6585989426            5.00             3.88            11.125        2.250        2.00
    6587468494            5.00             4.50            11.750        2.250        2.00
    6589406914            5.00             5.00            11.125        2.250        2.00
    6591858201            5.00             5.00            10.750        2.250        2.00
    6594299171            5.00             5.00            11.125        2.250        2.00
    6594575000            5.00             4.00            11.250        2.250        2.00
    6594817741            5.00             3.63            10.875        2.250        2.00
    6596917705            5.00             5.00            11.125        2.250        2.00
    6598558150            5.00             3.13            10.375        2.250        2.00
    6603123727            5.00             3.75            11.000        2.250        2.00
    6604402864            5.00             4.13            11.375        2.250        2.00
    6610484989            5.00             3.13            10.375        2.250        2.00
    6611158244            5.00             3.75            11.000        2.250        2.00
    6612013133            5.00             3.75            11.000        2.250        2.00
    6614179049            5.00             5.00            11.000        2.250        2.00
    6616747041            5.00             5.00            11.000        2.250        2.00
    6618221409            5.00             4.13            11.375        2.250        2.00
    6621108643            5.00             3.63            10.875        2.250        2.00
    6621502951            5.00             3.63            10.875        2.250        2.00
    6621859187            5.00             4.00            11.250        2.250        2.00
    6623983217            5.00             3.63            10.875        2.250        2.00
    6624158165            5.00             3.75            11.000        2.250        2.00
    6624485741            5.00             4.00            11.250        2.250        2.00
    6625800898            5.00             5.00            10.875        2.250        2.00
    6626642125            5.00             5.00            11.125        2.250        2.00
    6626707175            5.00             4.25            11.500        2.250        2.00
    6631406326            5.00             4.00            11.250        2.250        2.00
    6632145634            5.00             5.00            11.125        2.250        2.00
    6634878265            5.00             3.75            11.000        2.250        2.00
    6636201953            5.00             4.50            11.750        2.250        2.00
    6639380176            5.00             3.75            11.000        2.250        2.00
    6641067084            5.00             3.63            10.875        2.250        2.00
    6645854784            5.00             4.63            11.875        2.250        2.00
    6646019064            5.00             3.63            10.875        2.250        2.00
    6648032701            5.00             3.63            10.875        2.250        2.00
    6649154256            5.00             5.00            11.000        2.250        2.00
    6649294854            5.00             3.88            11.125        2.250        2.00
    6649305460            5.00             4.00            11.250        2.250        2.00
    6649816896            5.00             3.63            10.875        2.250        2.00
    6653141850            5.00             2.50            09.750        2.250        2.00
    6653791225            5.00             4.50            11.750        2.250        2.00
    6654265716            5.00             5.00            11.250        2.250        2.00
    6654682019            5.00             5.00            11.000        2.250        2.00
    6657084163            5.00             4.25            11.500        2.250        2.00
    6658115743            5.00             5.00            10.875        2.250        2.00
    6658377632            5.00             3.75            11.000        2.250        2.00
    6661107141            5.00             3.63            10.875        2.250        2.00
    6662408225            5.00             4.00            11.250        2.250        2.00
    6666693327            5.00             4.25            11.500        2.250        2.00
    6667553223            5.00             4.00            11.250        2.250        2.00
    6667784273            5.00             3.75            11.000        2.250        2.00
    6668681064            5.00             5.00            10.875        2.250        2.00
    6668865998            5.00             4.00            11.250        2.250        2.00
    6669493709            5.00             5.00            11.000        2.250        2.00
    6669836329            5.00             5.00            11.000        2.250        2.00
    6671284716            5.00             3.25            10.500        2.250        2.00
    6675823261            5.00             3.63            10.875        2.250        2.00
    6675852153            5.00             4.13            11.375        2.250        2.00
    6677030576            5.00             4.38            11.625        2.250        2.00
    6681007818            5.00             5.00            11.000        2.250        2.00
    6684206748            5.00             3.75            11.000        2.250        2.00
    6684233171            5.00             3.88            11.125        2.250        2.00
    6685071216            5.00             3.63            10.875        2.250        2.00
    6685917384            5.00             3.75            11.000        2.250        2.00
    6687436821            5.00             3.88            11.125        2.250        2.00
    6691618224            5.00             5.00            11.125        2.250        2.00
    6693624600            5.00             5.00            10.875        2.250        2.00
    6695720950            5.00             4.00            11.250        2.250        2.00
    6696146270            5.00             5.00            10.750        2.250        2.00
    6698100101            5.00             3.50            10.750        2.250        2.00
    6698480115            5.00             3.88            11.125        2.250        2.00
    6702534972            5.00             5.00            10.875        2.250        2.00
    6704391751            5.00             4.00            11.250        2.250        2.00
    6706112783            5.00             5.00            10.875        2.250        2.00
    6712366852            5.00             4.13            11.375        2.250        2.00
    6714039515            5.00             3.88            11.125        2.250        2.00
    6715243017            5.00             4.25            11.500        2.250        2.00
    6718244988            5.00             3.88            11.125        2.250        2.00
    6719030345            5.00             3.88            11.125        2.250        2.00
    6722921142            5.00             4.25            11.500        2.250        2.00
    6724400038            5.00             5.00            11.250        2.250        2.00
    6724901290            5.00             4.25            11.500        2.250        2.00
    6727327568            5.00             5.00            11.000        2.250        2.00
    6728113678            5.00             5.00            10.875        2.250        2.00
    6731056690            5.00             5.00            10.875        2.250        2.00
    6731191711            5.00             3.75            11.000        2.250        2.00
    6732613580            5.00             3.63            10.875        2.250        2.00
    6732790230            5.00             5.00            11.125        2.250        2.00
    6733433210            5.00             3.63            10.875        2.250        2.00
    6735071927            5.00             3.88            11.125        2.250        2.00
    6736372365            5.00             5.00            11.250        2.250        2.00
    6736933430            5.00             5.00            11.500        2.250        2.00
    6738546446            5.00             5.00            10.875        2.250        2.00
    6739676457            5.00             4.00            11.250        2.250        2.00
    6742228593            5.00             5.00            11.000        2.250        2.00
    6747156088            5.00             4.13            11.375        2.250        2.00
    6747182878            5.00             3.63            10.875        2.250        2.00
    6747424023            5.00             3.63            10.875        2.250        2.00
    6749455231            5.00             4.13            11.375        2.250        2.00
    6751802114            5.00             3.63            10.875        2.250        2.00
    6753746301            5.00             4.13            11.375        2.250        2.00
    6754922455            5.00             3.88            11.125        2.250        2.00
    6755059950            5.00             4.13            11.375        2.250        2.00
    6758259581            5.00             3.75            11.000        2.250        2.00
    6762037544            5.00             3.88            11.125        2.250        2.00
    6762309026            5.00             5.00            11.125        2.250        2.00
    6763807176            5.00             4.00            11.250        2.250        2.00
    6766438383            5.00             3.88            11.125        2.250        2.00
    6768930205            5.00             3.88            11.125        2.250        2.00
    6773804189            5.00             4.13            11.375        2.250        2.00
    6774760893            5.00             3.88            11.125        2.250        2.00
    6779335105            5.00             5.00            11.000        2.250        2.00
    6780398811            5.00             5.00            10.125        2.250        2.00
    6781243438            5.00             4.13            11.375        2.250        2.00
    6781911810            5.00             3.88            11.125        2.250        2.00
    6782247016            5.00             3.50            10.750        2.250        2.00
    6782635574            5.00             3.75            11.000        2.250        2.00
    6783511758            5.00             5.00            09.875        2.250        2.00
    6784093988            5.00             5.00            11.375        2.250        2.00
    6790846734            5.00             5.00            10.750        2.250        2.00
    6790962671            5.00             5.00            11.250        2.250        2.00
    6791412767            5.00             5.00            11.125        2.250        2.00
    6791979062            5.00             5.00            11.125        2.250        2.00
    6792731116            5.00             5.00            11.000        2.250        2.00
    6793514271            5.00             3.88            11.125        2.250        2.00
    6797885420            5.00             5.00            11.000        2.250        2.00
    6798552201            5.00             3.88            11.125        2.250        2.00
    6799781437            5.00             4.00            11.250        2.250        2.00
    6800853316            5.00             3.88            11.125        2.250        2.00
    6805471833            5.00             5.00            10.750        2.250        2.00
    6807307365            5.00             3.88            11.125        2.250        2.00
    6810002730            5.00             5.00            11.000        2.250        2.00
    6810388683            5.00             5.00            11.250        2.250        2.00
    6815848368            5.00             3.88            11.125        2.250        2.00
    6816004045            5.00             4.13            11.375        2.250        2.00
    6817358242            5.00             2.38            09.625        2.250        2.00
    6817859991            5.00             4.25            11.500        2.250        2.00
    6818278118            5.00             4.25            11.500        2.250        2.00
    6820824016            5.00             3.75            11.000        2.250        2.00
    6821090419            5.00             3.63            10.875        2.250        2.00
    6821176416            5.00             5.00            10.875        2.250        2.00
    6825452086            5.00             5.00            11.500        2.250        2.00
    6828613890            5.00             3.63            10.875        2.250        2.00
    6829741039            5.00             2.88            10.125        2.250        2.00
    6830308323            5.00             5.00            10.875        2.250        2.00
    6830526262            5.00             5.00            10.875        2.250        2.00
    6836039328            5.00             5.00            11.250        2.250        2.00
    6836956158            5.00             3.75            11.000        2.250        2.00
    6840301912            5.00             5.00            10.625        2.250        2.00
    6841422949            5.00             3.88            11.125        2.250        2.00
    6844688025            5.00             5.00            11.250        2.250        2.00
    6844766318            5.00             3.75            11.000        2.250        2.00
    6845281085            5.00             5.00            10.875        2.250        2.00
    6848018245            5.00             3.88            11.125        2.250        2.00
    6848884323            5.00             4.00            11.250        2.250        2.00
    6851504420            5.00             3.88            11.125        2.250        2.00
    6852132288            5.00             3.88            11.125        2.250        2.00
    6852792792            5.00             3.75            11.000        2.250        2.00
    6853049218            5.00             4.13            11.375        2.250        2.00
    6853909965            5.00             3.63            10.875        2.250        2.00
    6854904056            5.00             5.00            10.875        2.250        2.00
    6854917959            5.00             3.75            11.000        2.250        2.00
    6855014236            5.00             3.00            10.250        2.250        2.00
    6858501825            5.00             4.25            11.500        2.250        2.00
    6860714143            5.00             3.88            11.125        2.250        2.00
    6862462469            5.00             4.25            11.500        2.250        2.00
    6862545685            5.00             3.75            11.000        2.250        2.00
    6863645096            5.00             5.00            10.875        2.250        2.00
    6864192312            5.00             4.13            11.375        2.250        2.00
    6864434169            5.00             4.13            11.375        2.250        2.00
    6864848517            5.00             5.00            10.875        2.250        2.00
    6866013003            5.00             3.88            11.125        2.250        2.00
    6872507873            5.00             5.00            10.875        2.250        2.00
    6874085381            5.00             3.88            11.125        2.250        2.00
    6877820537            5.00             3.88            11.125        2.250        2.00
    6878209441            5.00             4.00            11.250        2.250        2.00
    6879148978            5.00             3.63            10.875        2.250        2.00
    6884190338            5.00             3.75            11.000        2.250        2.00
    6884446995            5.00             3.88            11.125        2.250        2.00
    6884516912            5.00             3.63            10.875        2.250        2.00
    6885496619            5.00             5.00            11.250        2.250        2.00
    6887552724            5.00             3.88            11.125        2.250        2.00
    6887694005            5.00             4.38            11.625        2.250        2.00
    6894174892            5.00             3.88            11.125        2.250        2.00
    6895166350            5.00             5.00            10.750        2.250        2.00
    6896273932            5.00             4.13            11.375        2.250        2.00
    6904345474            5.00             5.00            11.000        2.250        2.00
    6905078934            5.00             3.88            11.125        2.250        2.00
    6905113681            5.00             4.00            11.250        2.250        2.00
    6905282890            5.00             5.00            11.000        2.250        2.00
    6906327132            5.00             5.00            11.000        2.250        2.00
    6911659461            5.00             4.25            11.500        2.250        2.00
    6911815246            5.00             4.50            11.750        2.250        2.00
    6912561344            5.00             4.63            11.875        2.250        2.00
    6912844211            5.00             3.63            10.875        2.250        2.00
    6914879611            5.00             3.88            11.125        2.250        2.00
    6917125376            5.00             4.00            11.250        2.250        2.00
    6921755416            5.00             3.75            11.000        2.250        2.00
    6923381161            5.00             3.88            11.125        2.250        2.00
    6924107482            5.00             3.88            11.125        2.250        2.00
    6924812842            5.00             4.00            11.250        2.250        2.00
    6925291558            5.00             4.13            11.375        2.250        2.00
    6929736061            5.00             5.00            11.500        2.250        2.00
    6930866097            5.00             4.13            11.375        2.250        2.00
    6931171281            5.00             4.13            11.375        2.250        2.00
    6931857558            5.00             3.88            11.125        2.250        2.00
    6933772029            5.00             5.00            10.625        2.250        2.00
    6934617686            5.00             3.75            11.000        2.250        2.00
    6935519691            5.00             5.00            11.250        2.250        2.00
    6938905210            5.00             4.00            11.000        2.250        2.00
    6940023986            5.00             4.00            11.250        2.250        2.00
    6943688496            5.00             3.88            11.125        2.250        2.00
    6944482279            5.00             5.00            10.625        2.250        2.00
    6947469034            5.00             4.13            11.375        2.250        2.00
    6948719676            5.00             5.00            11.125        2.250        2.00
    6949206970            5.00             4.25            11.500        2.250        2.00
    6949990425            5.00             5.00            10.250        2.250        2.00
    6950606902            5.00             4.25            11.500        2.250        2.00
    6951050365            5.00             3.75            11.000        2.250        2.00
    6952153184            5.00             3.88            11.125        2.250        2.00
    6960886767            5.00             4.13            11.375        2.250        2.00
    6962621832            5.00             4.25            11.500        2.250        2.00
    6963157042            5.00             3.75            11.000        2.250        2.00
    6963757742            5.00             3.88            11.125        2.250        2.00
    6965158360            5.00             5.00            11.000        2.250        2.00
    6966328897            5.00             3.63            10.875        2.250        2.00
    6968275005            5.00             5.00            10.750        2.250        2.00
    6972713967            5.00             4.00            11.250        2.250        2.00
    6972920877            5.00             4.13            11.375        2.250        2.00
    6973413161            5.00             4.38            11.625        2.250        2.00
    6976468832            5.00             3.63            10.875        2.250        2.00
    6978448246            5.00             4.25            11.500        2.250        2.00
    6978561444            5.00             4.00            11.250        2.250        2.00
    6978863378            5.00             5.00            10.875        2.250        2.00
    6981733444            5.00             3.75            11.000        2.250        2.00
    6981847418            5.00             5.00            11.125        2.250        2.00
    6982664655            5.00             4.25            11.500        2.250        2.00
    6983044493            5.00             4.13            11.375        2.250        2.00
    6983477503            5.00             5.00            11.125        2.250        2.00
    6987163570            5.00             3.88            11.125        2.250        2.00
    6988365018            5.00             3.75            11.000        2.250        2.00
    6988517519            5.00             3.63            10.875        2.250        2.00
    6990250778            5.00             3.88            11.125        2.250        2.00
    6991938652            5.00             3.63            10.875        2.250        2.00
    6993191706            5.00             3.88            11.125        2.250        2.00
    6994808662            5.00             5.00            10.875        2.250        2.00
    6999247825            5.00             4.25            11.500        2.250        2.00
    7016016177            5.00             4.00            11.250        2.250        2.00
    7016022019            5.00             5.00            11.125        2.250        2.00
    7016022407            5.00             3.88            11.125        2.250        2.00
    7016023017            5.00             4.00            11.250        2.250        2.00
    7016039815            5.00             3.25            10.500        2.250        2.00
    7016040847            5.00             5.00            11.250        2.250        2.00
    7016041357            5.00             3.50            10.750        2.250        2.00
    7016042942            5.00             5.00            10.500        2.250        2.00


LOAN COUNT:                                                          634
Scheduled PB as of June 1, 2002:                          325,022,332.99
Unpaid PB W/A:                                                512,654.00
W/A Interest Rate:                                                 6.077
W/A Remaining Term:                                                  358

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 2:  NET 5
MORTGAGE SCHEDULE



      LOAN                  ZIP         PROPERTY                               LOAN                  DOC          ORIGINAL
     NUMBER       STATE     CODE          TYPE           OCCUPANCY           PURPOSE                TYPE            LTV
----------------------------------------------------------------------------------------------------------------------------
   6006766163       CA     92660           PUD            Primary           Refinance             Standard         36.66
   6027238960       TX     77005      Single Family       Primary           Refinance               Rapid          65.21
   6068644985       CA     95124      Single Family       Primary            Purchase               Rapid          80.00
   6085394481       CA     94607       Condominium        Primary            Purchase             Standard         95.00
   6101118658       IL     60175           PUD            Primary           Refinance             Standard         71.12
   6106414292       CA     90025      Single Family       Primary            Purchase             Standard         80.00
   6121278987       CA     90272      Single Family       Primary           Refinance               Rapid          20.00
   6124090330       CA     94536      Single Family       Primary            Purchase             Standard         80.00
   6133163094       CA     94022      Single Family       Primary           Refinance             Standard         25.14
   6149606920       CA     90277       Condominium        Primary            Purchase               Rapid          80.00
   6150427414       CA     92692           PUD            Primary            Purchase               Rapid          80.00
   6174938040       CA     94303      Single Family       Primary            Purchase               Rapid          75.00
   6183444675       CA     92673      Single Family       Primary           Refinance               Rapid          71.44
   6193801906       CA     94103       Condominium        Primary            Purchase             Standard         79.36
   6216483948       MN     55391      Single Family       Primary           Refinance               Rapid          79.84
   6217682571       CA     92128       Condominium        Primary            Purchase               Rapid          80.00
   6218268297       CA     94539      Single Family       Primary           Refinance             Standard         56.18
   6228588460       CA     94070      Single Family       Primary            Purchase             Standard         80.00
   6241550455       CA     91361           PUD            Primary            Purchase               Rapid          79.29
   6271574912       CA     90025      Single Family       Primary           Refinance               Rapid          78.22
   6276241822       FL     34217      Single Family      Secondary           Purchase               Rapid          63.84
   6283454442       CA     92688           PUD            Primary            Purchase               Rapid          80.00
   6288616193       GA     30327      Single Family       Primary            Purchase               Rapid          73.33
   6315713781       CA     94019           PUD            Primary            Purchase               Rapid          28.73
   6317713847       IL     60010      Single Family       Primary           Refinance             Standard         76.26
   6319158009       CT     06831      Single Family       Primary           Refinance             Standard         42.32
   6347247337       CA     94109       Condominium        Primary            Purchase               Rapid          80.00
   6350537699       CA     94112           PUD            Primary            Purchase             Standard         69.69
   6353164434       CA     94708      Single Family       Primary           Refinance               Rapid          64.10
   6355327161       MN     55436      Single Family       Primary            Purchase               Rapid          45.73
   6355524353       CA     94062      Single Family       Primary       Cash-out Refinance        Standard         30.00
   6363037331       CA     90266       Condominium        Primary            Purchase             Standard         75.00
   6405399913       CA     95032      Single Family       Primary           Refinance             Standard         63.07
   6412409481       CA     92673           PUD            Primary           Refinance               Rapid          75.37
   6424270293       CA     95136      Single Family       Primary            Purchase             Standard         80.00
   6429986380       MN     55331      Single Family       Primary           Refinance               Rapid          76.84
   6436627712       CA     95070      Single Family       Primary           Refinance               Rapid          21.62
   6441390728       WA     98166      Single Family       Primary            Purchase             Standard         77.88
   6455014032       CA     93452       Condominium       Secondary           Purchase               Rapid          76.45
   6458483135       CA     94030      Single Family       Primary            Purchase               Rapid          75.00
   6474337752       VA     22101      Single Family       Primary       Cash-out Refinance          Rapid          20.00
   6485783747       CA     94131       Condominium        Primary       Cash-out Refinance        Standard         71.76
   6499577077       WA     98040      Single Family       Primary       Cash-out Refinance          Rapid          70.00
   6504702801       CA     92024           PUD            Primary            Purchase               Rapid          80.00
   6507557095       CA     95037      Single Family       Primary       Cash-out Refinance        Standard         51.61
   6509663958       CA     93921      Single Family       Primary           Refinance               Rapid          18.57
   6515656723       AZ     85018      Single Family       Primary            Purchase               Rapid          78.09
   6547627742       CA     90803      Single Family       Primary           Refinance             Standard         39.50
   6553758308       CA     94103       Condominium        Primary            Purchase               Rapid          80.00
   6562037686       CA     94941      Single Family       Primary           Refinance               Rapid          34.00
   6565338784       TX     76034           PUD            Primary           Refinance             Standard         73.66
   6587695807       CA     90062      Single Family       Primary           Refinance               Rapid          62.00
   6595789253       CA     95030      Single Family       Primary           Refinance             Standard         31.25
   6606869060       CA     94022      Single Family       Primary            Purchase             Standard         80.00
   6613709648       CA     95120           PUD            Primary            Purchase               Rapid          80.00
   6632636640       CA     92651      Single Family      Secondary          Refinance               Rapid          64.72
   6638450772       MN     55331      Single Family       Primary           Refinance               Rapid          45.34
   6642437575       PA     19462      Single Family       Primary            Purchase               Rapid          79.99
   6647415774       MN     55047      Single Family       Primary       Cash-out Refinance          Rapid          79.87
   6651492990       VA     22101      Single Family       Primary            Purchase               Rapid          80.00
   6661673043       CA     92115      Single Family       Primary            Purchase               Rapid          80.00
   6666019481       CA     90069      Single Family       Primary           Refinance               Rapid          70.76
   6704294070       CA     94062      Single Family       Primary            Purchase               Rapid          75.00
   6706303457       CA     90272      Single Family       Primary            Purchase             Standard         58.39
   6707024979       CA     94112       Condominium        Primary            Purchase              Reduced         80.00
   6709023284       CA     94602      Single Family       Primary            Purchase               Rapid          80.00
   6713795026       CA     95070      Single Family       Primary           Refinance               Rapid          27.93
   6737948528       CA     94566      Single Family       Primary            Purchase               Rapid          80.00
   6744852242       CA     94301      Single Family       Primary           Refinance               Rapid          48.53
   6751365831       TX     75205      Single Family       Primary            Purchase               Rapid          80.00
   6759008904       CA     92009           PUD            Primary            Purchase             Standard         90.00
   6773315947       NM     87506           PUD            Primary       Cash-out Refinance          Rapid          56.52
   6777530012       CA     92024           PUD            Primary            Purchase             Standard         80.00
   6796577515       MD     20861      Single Family       Primary       Cash-out Refinance          Rapid          68.70
   6802607371       NV     89135           PUD            Primary           Refinance             Standard         48.33
   6824021742       CA     92129      Single Family       Primary            Purchase             Standard         79.38
   6840764796       CA     92625           PUD            Primary            Purchase               Rapid          79.35
   6846455902       CA     94103       Condominium        Primary            Purchase             Standard         80.00
   6848548910       CA     94550      Single Family       Primary            Purchase               Rapid          80.00
   6850667673       CA     91423      Single Family       Primary            Purchase             Standard         80.00
   6860478186       CA     91602      Single Family       Primary       Cash-out Refinance          Rapid          72.40
   6862525356       CA     95020      Single Family       Primary            Purchase               Rapid          80.00
   6862879423       CA     92706      Single Family       Primary           Refinance               Rapid          73.66
   6870289326       CA     90266      Single Family       Primary            Purchase               Rapid          74.96
   6905997836       CA     91001      Single Family       Primary           Refinance               Rapid          66.66
   6920235626       CA     96161           PUD           Secondary          Refinance               Rapid          37.30
   6921738297       NM     87571      Single Family       Primary       Cash-out Refinance          Rapid          63.15
   6929062104       KS     66207      Single Family       Primary            Purchase             Standard         80.00
   6935987013       CA     94558      Single Family       Primary           Refinance             Standard         48.12
   6936890851       GA     30305      Single Family       Primary            Purchase               Rapid          79.77
   6959100071       MA     02114       Condominium        Primary            Purchase               Rapid          95.00
   6959910966       CA     94122      Single Family       Primary            Purchase             Standard         80.00
   6969717179       CA     90046      Single Family       Primary           Refinance               Rapid          75.00
   6979977573       CA     90026      Single Family       Primary            Purchase               Rapid          69.23
   6985786257       CA     92782           PUD            Primary            Purchase             Standard         78.12
   6988367659       CA     95037      Single Family       Primary            Purchase             Standard         65.38
   6989107807       FL     34110           PUD            Primary            Purchase             Standard         80.00
   6992643681       CA     92009      Single Family       Primary            Purchase             Standard         63.63
   6999108217       CA     94117      Single Family       Primary            Purchase               Rapid          80.00
   6183113973       WA     98053      Single Family       Primary            Purchase               Rapid          56.90
   6251387020       FL     34217      Single Family      Secondary           Purchase               Rapid          80.00
   6529203975       FL     33179           PUD            Primary            Purchase             Standard         79.85
   6900044873       CA     96161           PUD           Secondary          Refinance               Rapid          62.75



BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 2:  NET 5
MORTGAGE SCHEDULE


(Table Continued)

      LOAN          NOTE      ORIGINAL     1ST PAYMENT    MATURITY    ORIGINAL     MONTHLY     CURRENT    REMAINING     SCHEDULED
     NUMBER         Rate         PB           Date          Date        Term         P&I      Due Date       Term          PB
------------------------------------------------------------------------------------------------------------------------------------
   6006766163      6.125        550,000     20020501      20320401      360       2,807.29    20020701       357         550,000.00
   6027238960      6.375        750,000     20020701      20320601      360       3,984.38    20020701       359         750,000.00
   6068644985      6.875        364,000     20020601      20320501      360       2,085.42    20020701       358         364,000.00
   6085394481      6.750        318,250     20020501      20320401      360       1,790.16    20020701       357         318,250.00
   6101118658      6.125        340,000     20020701      20320601      360       1,735.42    20020701       359         340,000.00
   6106414292      6.500        626,400     20020601      20320501      360       3,393.00    20020701       358         626,400.00
   6121278987      6.375        500,000     20020701      20320601      360       2,656.25    20020701       359         500,000.00
   6124090330      5.875        382,400     20020801      20320701      360       1,872.17    20020801       360         382,400.00
   6133163094      7.125        591,000     20020601      20320501      360       3,509.06    20020801       358         591,000.00
   6149606920      6.000        412,000     20020701      20320601      360       2,060.00    20020701       359         412,000.00
   6150427414      6.375        440,000     20020701      20320601      360       2,337.50    20020701       359         440,000.00
   6174938040      6.625        746,250     20020601      20320501      360       4,119.92    20020701       358         746,250.00
   6183444675      6.375        321,500     20020701      20320601      360       1,707.97    20020701       359         321,500.00
   6193801906      6.125        500,000     20020701      20320601      360       2,552.08    20020701       359         500,000.00
   6216483948      6.625        515,000     20020601      20320501      360       2,843.23    20020701       358         515,000.00
   6217682571      6.125        332,000     20020801      20320701      360       1,694.58    20020801       360         332,000.00
   6218268297      5.750        899,000     20020801      20320701      360       4,307.71    20020801       360         899,000.00
   6228588460      6.500        332,000     20020601      20320501      360       1,798.33    20020701       358         332,000.00
   6241550455      5.875        337,000     20020801      20320701      360       1,649.90    20020801       360         337,000.00
   6271574912      6.125        352,000     20020801      20320701      360       1,796.67    20020801       360         352,000.00
   6276241822      6.625        340,000     20020601      20320501      360       1,877.08    20020701       358         340,000.00
   6283454442      6.250        348,000     20020601      20320501      360       1,812.50    20020701       358         348,000.00
   6288616193      6.250        440,000     20020801      20320701      360       2,291.67    20020801       360         440,000.00
   6315713781      6.625        500,000     20020601      20320501      360       2,760.42    20020701       358         500,000.00
   6317713847      6.125        601,000     20020701      20320601      360       3,067.60    20020701       359         601,000.00
   6319158009      6.250        910,000     20020601      20320501      360       4,739.58    20020701       358         910,000.00
   6347247337      6.000        457,600     20020501      20320401      360       2,288.00    20020701       357         456,971.31
   6350537699      6.250        460,000     20020801      20320701      360       2,395.83    20020801       360         460,000.00
   6353164434      6.250        375,000     20020501      20320401      360       1,953.12    20020701       357         375,000.01
   6355327161      6.250        600,000     20020601      20320501      360       3,125.00    20020701       358         600,000.00
   6355524353      6.000        600,000     20020501      20320401      360       3,000.00    20020701       357         600,000.00
   6363037331      6.625        937,500     20020701      20320601      360       5,175.78    20020701       359         937,500.00
   6405399913      6.375        820,000     20020501      20320401      360       4,356.25    20020701       357         820,000.00
   6412409481      6.125        456,000     20020601      20320501      360       2,327.50    20020701       358         456,000.00
   6424270293      6.250        379,200     20020501      20320401      360       1,975.00    20020701       357         379,200.00
   6429986380      6.000        428,000     20020701      20320601      360       2,140.00    20020701       359         428,000.00
   6436627712      6.125        800,000     20020701      20320601      360       4,083.33    20020701       359         800,000.00
   6441390728      6.500        500,000     20020701      20320601      360       2,708.33    20020701       359         500,000.00
   6455014032      6.250        350,000     20020801      20320701      360       1,822.92    20020801       360         350,000.00
   6458483135      6.125        813,750     20020701      20320601      360       4,153.52    20020701       359         813,750.00
   6474337752      6.875        600,000     20020601      20320501      360       3,437.50    20020801       358         600,000.00
   6485783747      6.750        305,000     20020701      20320601      360       1,715.63    20020801       359         304,980.00
   6499577077      6.125        644,008     20020601      20320501      360       3,287.12    20020701       358         644,008.00
   6504702801      6.250        343,920     20020701      20320601      360       1,791.25    20020701       359         343,920.00
   6507557095      6.000        400,000     20020701      20320601      360       2,000.00    20020701       359         400,000.00
   6509663958      6.625        353,000     20020501      20320401      360       1,948.85    20020701       357         353,000.00
   6515656723      6.500        328,000     20020601      20320501      360       1,776.67    20020701       358         328,000.00
   6547627742      6.250        790,000     20020201      20320101      360       4,114.58    20020701       354         790,000.00
   6553758308      6.500        448,000     20020701      20320601      360       2,426.67    20020701       359         448,000.00
   6562037686      6.250        340,000     20020601      20320501      360       1,770.83    20020701       358         340,000.00
   6565338784      6.500        733,000     20020701      20320601      360       3,970.42    20020701       359         733,000.00
   6587695807      5.875        465,000     20020701      20320601      360       2,276.56    20020701       359         465,000.00
   6595789253      6.625      1,000,000     20020601      20320501      360       5,520.83    20020701       358       1,000,000.00
   6606869060      5.875        686,000     20020701      20320601      360       3,358.54    20020701       359         686,000.00
   6613709648      6.250        360,800     20020801      20320701      360       1,879.17    20020801       360         360,800.00
   6632636640      6.500        356,000     20020601      20320501      360       1,928.33    20020701       358         356,000.00
   6638450772      6.375        975,000     20020701      20320601      360       5,179.69    20020701       359         975,000.00
   6642437575      6.000        439,736     20020701      20320601      360       2,198.68    20020701       359         439,736.00
   6647415774      6.750        635,000     20020701      20320601      360       3,571.88    20020701       359         635,000.00
   6651492990      6.875        591,920     20020601      20320501      360       3,391.21    20020701       358         591,920.00
   6661673043      6.750        384,000     20020601      20320501      360       2,160.00    20020801       358         384,000.00
   6666019481      6.500        460,000     20020601      20320501      360       2,491.67    20020801       358         460,000.00
   6704294070      6.000        825,000     20020601      20320501      360       4,125.00    20020801       358         825,000.00
   6706303457      6.000        520,000     20020701      20320601      360       2,600.00    20020701       359         520,000.00
   6707024979      5.750        379,920     20020801      20320701      360       1,820.45    20020801       360         379,920.00
   6709023284      6.000        560,000     20020701      20320601      360       2,800.00    20020701       359         560,000.00
   6713795026      6.500        405,000     20020601      20320501      360       2,193.75    20020701       358         405,000.00
   6737948528      6.000        496,000     20020801      20320701      360       2,480.00    20020801       360         496,000.00
   6744852242      6.500        910,000     20020601      20320501      360       4,929.17    20020701       358         910,000.00
   6751365831      6.250        478,400     20020701      20320601      360       2,491.67    20020701       359         478,400.00
   6759008904      6.500        418,500     20020501      20320401      360       2,266.88    20020701       357         417,951.49
   6773315947      6.250        650,000     20020701      20320601      360       3,385.42    20020701       359         650,000.00
   6777530012      6.250        319,200     20020701      20320601      360       1,662.50    20020701       359         319,200.00
   6796577515      6.250        450,000     20020601      20320501      360       2,343.75    20020701       358         450,000.00
   6802607371      6.625        655,000     20020601      20320501      360       3,616.15    20020701       358         654,358.96
   6824021742      6.250        360,000     20020601      20320501      360       1,875.00    20020701       358         360,000.00
   6840764796      6.250        615,000     20020601      20320501      360       3,203.12    20020701       358         615,000.01
   6846455902      7.000        380,000     20020701      20320601      360       2,216.67    20020701       359         380,000.00
   6848548910      6.500        328,000     20020601      20320501      360       1,776.67    20020801       358         328,000.00
   6850667673      6.625        700,000     20020501      20320401      360       3,864.58    20020701       357         700,000.00
   6860478186      6.000        362,000     20020701      20320601      360       1,810.00    20020701       359         362,000.00
   6862525356      7.125        367,200     20020601      20320501      360       2,180.25    20020701       358         367,200.00
   6862879423      6.875        884,000     20020601      20320501      360       5,064.58    20020701       358         881,164.43
   6870289326      6.000        952,000     20020701      20320601      360       4,760.00    20020701       359         952,000.00
   6905997836      6.375        800,000     20020801      20320701      360       4,250.00    20020801       360         800,000.00
   6920235626      6.250        485,000     20020801      20320701      360       2,526.04    20020801       360         485,000.00
   6921738297      6.375        600,000     20020701      20320601      360       3,187.50    20020701       359         600,000.00
   6929062104      6.875        340,000     20020801      20320701      360       1,947.92    20020801       360         340,000.00
   6935987013      6.250        385,000     20020801      20320701      360       2,005.21    20020801       360         385,000.00
   6936890851      6.000        355,000     20020701      20320601      360       1,775.00    20020701       359         355,000.00
   6959100071      6.375        397,100     20020801      20320701      360       2,109.59    20020801       360         397,100.00
   6959910966      6.375        552,800     20020701      20320601      360       2,936.75    20020701       359         552,800.00
   6969717179      6.375        787,500     20020601      20320501      360       4,183.59    20020801       358         787,367.10
   6979977573      6.500        360,000     20020601      20320501      360       1,950.00    20020701       358         360,000.00
   6985786257      6.500        500,000     20020701      20320601      360       2,708.33    20020701       359         500,000.00
   6988367659      5.750        850,000     20020801      20320701      360       4,072.92    20020801       360         850,000.00
   6989107807      6.000        305,176     20020801      20320701      360       1,525.88    20020801       360         305,176.00
   6992643681      6.250        350,000     20020801      20320701      360       1,822.92    20020801       360         350,000.00
   6999108217      5.875        639,200     20020701      20320601      360       3,129.42    20020701       359         639,200.00
   6183113973      6.375        399,500     20020601      20320501      360       2,122.34    20020701       358         399,500.00
   6251387020      6.250        432,000     20020601      20320501      360       2,250.00    20020801       358         432,000.00
   6529203975      6.250        568,440     20020601      20320501      360       2,960.62    20020701       358         568,440.01
   6900044873      6.875        455,000     20020601      20320501      360       2,606.77    20020801       358         455,000.00



BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 2:  NET 5
MORTGAGE SCHEDULE


(Table Continued)

      LOAN                   APPRAISAL       SALES       1ST CHANGE     ADJUSTMENT     CONVERSION               1ST CHANGE
     NUMBER         FICO       VALUE         PRICE          DATE        FREQUENCY         FLAG       MARGIN        CAP
--------------------------------------------------------------------------------------------------------------------------
   6006766163        664      1,500,000        --          20070401         012            N          2.25         5.00000
   6027238960        722      1,150,000        --          20070601         012            N          2.25         5.00000
   6068644985        711        455,000     455,000        20070501         012            N          2.25         5.00000
   6085394481        709        335,000     335,000        20070401         012            N          2.25         5.00000
   6101118658        634        478,000        --          20070601         012            N          2.25         5.00000
   6106414292        745        783,000     783,000        20070501         012            N          2.25         5.00000
   6121278987        762      2,500,000        --          20070601         012            N          2.25         5.00000
   6124090330        698        478,000     478,000        20070701         012            N          2.25         5.00000
   6133163094        646      2,350,000        --          20070501         012            N          2.25         5.00000
   6149606920        723        515,000     515,000        20070601         012            N          2.25         5.00000
   6150427414        753        550,000     550,000        20070601         012            N          2.25         5.00000
   6174938040        788      1,000,000     995,000        20070501         012            N          2.25         5.00000
   6183444675        758        450,000        --          20070601         012            N          2.25         5.00000
   6193801906        707        630,000     630,000        20070601         012            N          2.25         5.00000
   6216483948        734        645,000        --          20070501         012            N          2.25         5.00000
   6217682571        729        415,000     415,000        20070701         012            N          2.25         5.00000
   6218268297        714      1,600,000        --          20070701         012            N          2.25         5.00000
   6228588460        766        415,000     415,000        20070501         012            N          2.25         5.00000
   6241550455        778        425,000     425,000        20070701         012            N          2.25         5.00000
   6271574912        759        450,000        --          20070701         012            N          2.25         5.00000
   6276241822        762        541,000     532,500        20070501         012            N          2.25         5.00000
   6283454442        712        435,000     435,000        20070501         012            N          2.25         5.00000
   6288616193        760        601,000     600,000        20070701         012            N          2.25         5.00000
   6315713781        790      1,740,000   1,740,000        20070501         012            N          2.25         5.00000
   6317713847        684        788,000        --          20070601         012            N          2.25         5.00000
   6319158009        632      2,150,000        --          20070501         012            N          2.25         5.00000
   6347247337        766        572,000     572,000        20070401         012            N          2.25         5.00000
   6350537699        697        660,000     660,000        20070701         012            N          2.25         5.00000
   6353164434        791        585,000        --          20070401         012            N          2.25         5.00000
   6355327161        759      1,350,000   1,312,000        20070501         012            N          2.25         5.00000
   6355524353        732      2,000,000        --          20070401         012            N          2.25         5.00000
   6363037331        647      1,250,000   1,250,000        20070601         012            N          2.25         5.00000
   6405399913        752      1,300,000        --          20070401         012            N          2.25         5.00000
   6412409481        719        605,000        --          20070501         012            N          2.25         5.00000
   6424270293        626        474,000     474,000        20070401         012            N          2.25         5.00000
   6429986380        788        557,000        --          20070601         012            N          2.25         5.00000
   6436627712        770      3,700,000        --          20070601         012            N          2.25         5.00000
   6441390728        687        650,000     642,000        20070601         012            N          2.25         5.00000
   6455014032        760        460,000     457,780        20070701         012            N          2.25         5.00000
   6458483135        751      1,085,000   1,085,000        20070601         012            N          2.25         5.00000
   6474337752        806      3,000,000        --          20070501         012            N          2.25         5.00000
   6485783747        659        425,000        --          20070601         012            N          2.25         5.00000
   6499577077        780        920,000        --          20070501         012            N          2.25         5.00000
   6504702801        789        430,000     429,900        20070601         012            N          2.25         5.00000
   6507557095        779        775,000        --          20070601         012            N          2.25         5.00000
   6509663958        758      1,900,000        --          20070401         012            N          2.25         5.00000
   6515656723        782        460,000     420,000        20070501         012            N          2.25         5.00000
   6547627742        764      2,000,000        --          20070101         012            N          2.25         5.00000
   6553758308        727        560,000     560,000        20070601         012            N          2.25         5.00000
   6562037686        785      1,000,000        --          20070501         012            N          2.25         5.00000
   6565338784        635        995,000        --          20070601         012            N          2.25         5.00000
   6587695807        746        750,000        --          20070601         012            N          2.25         5.00000
   6595789253        724      3,200,000        --          20070501         012            N          2.25         5.00000
   6606869060        753        865,000     857,500        20070601         012            N          2.25         5.00000
   6613709648        759        451,000     451,000        20070701         012            N          2.25         5.00000
   6632636640        755        550,000        --          20070501         012            N          2.25         5.00000
   6638450772        764      2,150,000        --          20070601         012            N          2.25         5.00000
   6642437575        739        560,000     549,671        20070601         012            N          2.25         5.00000
   6647415774        724        795,000        --          20070601         012            N          2.25         5.00000
   6651492990        721        740,000     739,900        20070501         012            N          2.25         5.00000
   6661673043        736        480,000     480,000        20070501         012            N          2.25         5.00000
   6666019481        705        650,000        --          20070501         012            N          2.25         5.00000
   6704294070        714      1,100,000   1,100,000        20070501         012            N          2.25         5.00000
   6706303457        634        890,500     890,500        20070601         012            N          2.25         5.00000
   6707024979        754        475,000     474,900        20070701         012            N          2.25         5.00000
   6709023284        737        700,000     700,000        20070601         012            N          2.25         5.00000
   6713795026        777      1,450,000        --          20070501         012            N          2.25         5.00000
   6737948528        780        622,500     620,000        20070701         012            N          2.25         5.00000
   6744852242        701      1,875,000        --          20070501         012            N          2.25         5.00000
   6751365831        743        615,000     598,000        20070601         012            N          2.25         5.00000
   6759008904        722        465,000     465,000        20070401         012            N          2.25         5.00000
   6773315947        719      1,150,000        --          20070601         012            N          2.25         5.00000
   6777530012        647        400,000     399,000        20070601         012            N          2.25         5.00000
   6796577515        752        655,000        --          20070501         012            N          2.25         5.00000
   6802607371        630      1,355,000        --          20070501         012            N          2.25         5.00000
   6824021742        682        454,000     453,500        20070501         012            N          2.25         5.00000
   6840764796        727        776,000     775,000        20070501         012            N          2.25         5.00000
   6846455902        662        475,000     475,000        20070601         012            N          2.25         5.00000
   6848548910        794        410,000     410,000        20070501         012            N          2.25         5.00000
   6850667673        718        875,000     875,000        20070401         012            N          2.25         5.00000
   6860478186        712        500,000        --          20070601         012            N          2.25         5.00000
   6862525356        770        459,000     459,000        20070501         012            N          2.25         5.00000
   6862879423        781      1,200,000        --          20070501         012            N          2.25         5.00000
   6870289326        782      1,270,000   1,270,000        20070601         012            N          2.25         5.00000
   6905997836        755      1,200,000        --          20070701         012            N          2.25         5.00000
   6920235626        790      1,300,000        --          20070701         012            N          2.25         5.00000
   6921738297        706        950,000        --          20070601         012            N          2.25         5.00000
   6929062104        638        435,000     425,000        20070701         012            N          2.25         5.00000
   6935987013        784        800,000        --          20070701         012            N          2.25         5.00000
   6936890851        763        447,000     445,000        20070601         012            N          2.25         5.00000
   6959100071        780        418,000     418,000        20070701         012            N          2.25         5.00000
   6959910966        660        691,000     691,000        20070601         012            N          2.25         5.00000
   6969717179        760      1,050,000        --          20070501         012            N          2.25         5.00000
   6979977573        759        520,000     520,000        20070501         012            N          2.25         5.00000
   6985786257        638        640,000     640,000        20070601         012            N          2.25         5.00000
   6988367659        658      1,300,000   1,300,000        20070701         012            N          2.25         5.00000
   6989107807        690        382,000     381,470        20070701         012            N          2.25         5.00000
   6992643681        681        565,000     550,000        20070701         012            N          2.25         5.00000
   6999108217        705        799,000     799,000        20070601         012            N          2.25         5.00000
   6183113973        723        702,000     702,000        20070501         012            Y          2.25         5.00000
   6251387020        765        540,000     540,000        20070501         012            Y          2.25         5.00000
   6529203975        735        715,000     711,850        20070501         012            Y          2.25         5.00000
   6900044873        799        725,000        --          20070501         012            Y          2.25         5.00000



BANK OF AMERICA MORTGAGE
BOAMS 2002-H
GROUP 2:  NET 5
MORTGAGE SCHEDULE


(Table Continued)

      LOAN          MAX RATE          MINIMUM         MAXIMUM       MINIMUM     PERIODIC
     NUMBER         INCREASE       RATE DECREASE        RATE         RATE       RATE CAP
-------------------------------------------------------------------------------------------
   6006766163         5.00             3.88            11.125        2.250        2.00
   6027238960         5.00             4.13            11.375        2.250        2.00
   6068644985         5.00             4.63            11.875        2.250        2.00
   6085394481         5.00             4.50            11.750        2.250        2.00
   6101118658         5.00             3.88            11.125        2.250        2.00
   6106414292         5.00             5.00            11.500        2.250        2.00
   6121278987         5.00             4.13            11.375        2.250        2.00
   6124090330         5.00             5.00            10.875        2.250        2.00
   6133163094         5.00             4.88            12.125        2.250        2.00
   6149606920         5.00             3.75            11.000        2.250        2.00
   6150427414         5.00             4.13            11.375        2.250        2.00
   6174938040         5.00             4.38            11.625        2.250        2.00
   6183444675         5.00             4.13            11.375        2.250        2.00
   6193801906         5.00             3.88            11.125        2.250        2.00
   6216483948         5.00             4.38            11.625        2.250        2.00
   6217682571         5.00             5.00            11.125        2.250        2.00
   6218268297         5.00             5.00            10.750        2.250        2.00
   6228588460         5.00             5.00            11.500        2.250        2.00
   6241550455         5.00             3.63            10.875        2.250        2.00
   6271574912         5.00             3.88            11.125        2.250        2.00
   6276241822         5.00             4.38            11.625        2.250        2.00
   6283454442         5.00             4.00            11.250        2.250        2.00
   6288616193         5.00             4.00            11.250        2.250        2.00
   6315713781         5.00             4.38            11.625        2.250        2.00
   6317713847         5.00             3.88            11.125        2.250        2.00
   6319158009         5.00             4.00            11.250        2.250        2.00
   6347247337         5.00             3.75            11.000        2.250        2.00
   6350537699         5.00             4.00            11.250        2.250        2.00
   6353164434         5.00             4.00            11.250        2.250        2.00
   6355327161         5.00             4.00            11.250        2.250        2.00
   6355524353         5.00             3.75            11.000        2.250        2.00
   6363037331         5.00             4.38            11.625        2.250        2.00
   6405399913         5.00             4.13            11.375        2.250        2.00
   6412409481         5.00             3.88            11.125        2.250        2.00
   6424270293         5.00             4.00            11.250        2.250        2.00
   6429986380         5.00             5.00            11.000        2.250        2.00
   6436627712         5.00             3.88            11.125        2.250        2.00
   6441390728         5.00             4.25            11.500        2.250        2.00
   6455014032         5.00             5.00            11.250        2.250        2.00
   6458483135         5.00             3.88            11.125        2.250        2.00
   6474337752         5.00             4.63            11.875        2.250        2.00
   6485783747         5.00             4.50            11.750        2.250        2.00
   6499577077         5.00             5.00            11.125        2.250        2.00
   6504702801         5.00             4.00            11.250        2.250        2.00
   6507557095         5.00             3.75            11.000        2.250        2.00
   6509663958         5.00             4.38            11.625        2.250        2.00
   6515656723         5.00             4.25            11.500        2.250        2.00
   6547627742         5.00             4.00            11.250        2.250        2.00
   6553758308         5.00             4.25            11.500        2.250        2.00
   6562037686         5.00             4.00            11.250        2.250        2.00
   6565338784         5.00             4.25            11.500        2.250        2.00
   6587695807         5.00             3.63            10.875        2.250        2.00
   6595789253         5.00             4.38            11.625        2.250        2.00
   6606869060         5.00             3.63            10.875        2.250        2.00
   6613709648         5.00             4.00            11.250        2.250        2.00
   6632636640         5.00             4.25            11.500        2.250        2.00
   6638450772         5.00             4.13            11.375        2.250        2.00
   6642437575         5.00             3.75            11.000        2.250        2.00
   6647415774         5.00             4.50            11.750        2.250        2.00
   6651492990         5.00             4.63            11.875        2.250        2.00
   6661673043         5.00             4.50            11.750        2.250        2.00
   6666019481         5.00             4.25            11.500        2.250        2.00
   6704294070         5.00             3.75            11.000        2.250        2.00
   6706303457         5.00             3.75            11.000        2.250        2.00
   6707024979         5.00             3.50            10.750        2.250        2.00
   6709023284         5.00             3.75            11.000        2.250        2.00
   6713795026         5.00             4.25            11.500        2.250        2.00
   6737948528         5.00             3.75            11.000        2.250        2.00
   6744852242         5.00             4.25            11.500        2.250        2.00
   6751365831         5.00             4.00            11.250        2.250        2.00
   6759008904         5.00             4.25            11.500        2.250        2.00
   6773315947         5.00             4.00            11.250        2.250        2.00
   6777530012         5.00             4.00            11.250        2.250        2.00
   6796577515         5.00             4.00            11.250        2.250        2.00
   6802607371         5.00             4.38            11.625        2.250        2.00
   6824021742         5.00             4.00            11.250        2.250        2.00
   6840764796         5.00             4.00            11.250        2.250        2.00
   6846455902         5.00             4.75            12.000        2.250        2.00
   6848548910         5.00             4.25            11.500        2.250        2.00
   6850667673         5.00             4.38            11.625        2.250        2.00
   6860478186         5.00             3.75            11.000        2.250        2.00
   6862525356         5.00             4.88            12.125        2.250        2.00
   6862879423         5.00             4.63            11.875        2.250        2.00
   6870289326         5.00             3.75            11.000        2.250        2.00
   6905997836         5.00             4.13            11.375        2.250        2.00
   6920235626         5.00             4.00            11.250        2.250        2.00
   6921738297         5.00             4.13            11.375        2.250        2.00
   6929062104         5.00             4.63            11.875        2.250        2.00
   6935987013         5.00             4.00            11.250        2.250        2.00
   6936890851         5.00             3.75            11.000        2.250        2.00
   6959100071         5.00             4.13            11.375        2.250        2.00
   6959910966         5.00             4.13            11.375        2.250        2.00
   6969717179         5.00             4.13            11.375        2.250        2.00
   6979977573         5.00             4.25            11.500        2.250        2.00
   6985786257         5.00             4.25            11.500        2.250        2.00
   6988367659         5.00             3.50            10.750        2.250        2.00
   6989107807         5.00             3.75            11.000        2.250        2.00
   6992643681         5.00             4.00            11.250        2.250        2.00
   6999108217         5.00             3.63            10.875        2.250        2.00
   6183113973         5.00             4.13            11.375        2.250        2.00
   6251387020         5.00             4.00            11.250        2.250        2.00
   6529203975         5.00             4.00            11.250        2.250        2.00
   6900044873         5.00             4.63            11.875        2.250        2.00



LOAN COUNT:                                            103
SCHEDULED PB AS OF JUNE 1, 2002:             53,935,363.32
UNPAID PB W/A:                                  523,644.00
W/A INTEREST RATE:                                   6.329
W/A REMAINING TERM:                                    359

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 8-W
      New York, New York  10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated July 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By:
                                       -----------------------------------------
                                         (authorized signer of Bank of America
                                          Mortgage Securities, Inc.)


                                    Issuer:_____________________________________
                                    Address:____________________________________
                                    ____________________________________________


                                    Date:_______________________________________


Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:



---------------------------------   ---------------
Signature                           Date


Documents returned to Custodian:



---------------------------------   ---------------
Signature                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated July 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [_______________],

                              By:
                                   -------------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                      ----------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


The Bank of New York
101 Barclay Street - 8-W
New York, New York  10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-H, Class ___, having an initial aggregate Certificate Balance as of July 25, 2002 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


The Bank of New York
101 Barclay Street - 8-W
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-H, Class ___, having an initial aggregate Certificate Balance as of July 25, 2002 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.  The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.
----------------------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


      ___   Broker-dealer.  The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    ------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    IF AN ADVISER:


                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Date:
                                         -------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]


The Bank of New York
101 Barclay Street - 8-W
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-H, Class ___, having an initial aggregate Certificate Principal Balance as of July 25, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [_____________________________
__________] (the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES


The Bank of New York
101 Barclay Street - 8-W
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-H, Class ___, having an initial aggregate Certificate Principal Balance as of July 25, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated July 25, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2002-H

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.  The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated July 25, 2002, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9.  The Transferee's taxpayer identification number is __________________
______.

      10.  The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ______________________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ___________________, ____





                                           -------------------------------------
                                                        NOTARY PUBLIC

                                           My Commission expires the ____ day of
                                           ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE


1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT
                       -----------------------------------


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").


                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01.  Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02.  Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01.  Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03.  Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01.  Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02.  Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03.  Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04.  Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

            Bank of America, N.A.
            201 North Tryon Street
            Charlotte, North Carolina  28255
            Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

            ___________________________________




      (c) in the case of the Purchaser:

            ___________________________________


      Section 3.05.  Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06.  Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07.  Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08.  Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09.  Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          Bank of America, N.A.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          Loss Mitigation Advisor

                                          ______________________________________

                                          By:___________________________________
                                          Name:
                                          Title:


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                          Purchaser

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                    Maryland

                                     Florida